As filed with the Securities and Exchange Commission on March 2, 2000
                                     Securities Act Registration No. 333-95523
                                  Investment Company Registration No. 811-7354
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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                             ------------------

                                  FORM N-2


        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      |X|
                      Pre-Effective Amendment No. 1                  |X|
                       Post-Effective Amendment No.                  | |
                                   and/or
                        REGISTRATION STATEMENT UNDER
                   THE INVESTMENT COMPANY ACT OF 1940                |X|
                            AMENDMENT NO. 6                          |X|


                             ------------------


           THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
             (Exact Name of Registrant as Specified In Charter)

                           800 Scudders Mill Road
                        Plainsboro, New Jersey 08536
                  (Address of Principal Executive Offices)

                               (800) 688-0928
            (Registrant's Telephone Number, including Area Code)

                      Ralph L. Schlosstein, President
           The BlackRock Investment Quality Municipal Trust Inc.
                              345 Park Avenue
                          New York, New York 10154
                  (Name and Address of Agent for Service)

                             ------------------


                                 Copies to:

          Richard T. Prins, Esq.                      Thomas A. DeCapo, Esq.              Cynthia G. Cobden, Esq.
 Skadden, Arps, Slate, Meagher & Flom LLP    Skadden, Arps, Slate, Meagher & Flom LLP   Simpson Thacher & Bartlett
             Four Times Square                          One Beacon Street                  425 Lexington Avenue
         New York, New York 10036                Boston, Massachusetts 02108-3194        New York, New York 10017

                             ------------------


 Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

                      CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
==============================================================================================================
                                                               PROPOSED         PROPOSED
            TITLE OF SECURITIES              AMOUNT BEING  MAXIMUM OFFERING MAXIMUM AGGREGATE    AMOUNT OF
              BEING REGISTERED                REGISTERED    PRICE PER UNIT   OFFERING PRICE   REGISTRATION FEE
Auction Rate Municipal Preferred Stock,
Series T7 (Liquidation preference
$25,000 per share)........................    662 shares       $25,000        $16,550,000          $4,370*
---------------------------------------------------------- ---------------------------------------------------


------------------
*  Previously paid.




                            THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                            CROSS REFERENCE SHEET

                                              Part A-Prospectus


                       ITEMS IN PART A OF FORM N-2
                         SPECIFIED IN PROSPECTUS                           LOCATION IN PROSPECTUS
                         -----------------------                           ----------------------
Item 1.  Outside Front Cover.....................................Cover page
Item 2.  Inside Front and Outside Back Cover Page................Inapplicable
Item 3.  Fee Table and Synopsis..................................Inapplicable
Item 4.  Financial Highlights....................................Financial Highlights
Item 5.  Plan of Distribution....................................Cover Page; Prospectus Summary; the Auction;
                                                                 Underwriting
Item 6.  Selling Shareholders....................................Inapplicable
Item 7.  Use of Proceeds.........................................Use of Proceeds; Investment Objective and Policies
Item 8.  General Description of the Registrant...................Cover Page; Prospectus Summary The Trust;
                                                                 Investment Objective and Policies
Item 9.  Management..............................................Prospectus Summary; Management of the Trust
Item 10. Capital Stock, Long-Term Debt, and Other Securities.....Capitalization; Investment Objective and Policies;
                                                                 Description of New Preferred Shares; the Auction;
                                                                 Tax Matters
Item 11. Defaults and Arrears on Senior Securities.............. Inapplicable
Item 12. Legal Proceedings.......................................Inapplicable
Item 13. Table of Contents of the Statement of Additional        Table of Contents of the Statement of Additional
         Information.............................................Information

                                 Part B-Statement of Additional Information

                       ITEMS IN PART B OF FORM N-2                        LOCATION IN STATEMENT OF
                                                                           ADDITIONAL INFORMATION
Item 14. Cover Page..............................................Cover Page
Item 15. Table of Contents.......................................Back Cover Page
Item 16. General Information and History.........................Inapplicable
Item 17. Investment Objective and Policies.......................Investment Objective and Policies;
                                                                 Investment Policies and Techniques
Item 18. Management..............................................Management of the Trust
Item 19. Control Persons and Principal Holders of Securities.....Management of the Trust
Item 20. Investment Advisory and Other Services..................Management of the Trust
Item 21. Brokerage Allocation and Other Practices................Portfolio Transactions
Item 22. Tax Status..............................................Tax Matters
Item 23. Financial Statements....................................Financial Statements (incorporated by reference)

                                          Part C-Other Information



[FLAG]
The information in this Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


Items 24-33 have been answered in Part C of this Registration Statement


             SUBJECT TO COMPLETION, DATED MARCH ___ , 2000
PROSPECTUS


                                $16,550,000
           THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
      AUCTION RATE MUNICIPAL PREFERRED STOCK ("NEW PREFERRED SHARES")
                           662 SHARES, SERIES T7
                  LIQUIDATION PREFERENCE $25,000 PER SHARE

    The BlackRock Investment Quality Municipal Trust Inc. is a closed-end, diversified management investment company. The Trust's investment objective is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital.


    The Trust seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of investment grade municipal obligations and to actively manage its assets in relation to market conditions and interest rate changes. Under normal circumstances, the Trust invests at least 80% of its assets in securities which are rated at the time of investment at least Baa, MIG or P-1 by Moody's Investors Service, Inc., BBB, SP-2 or A-1 by Standard & Poor's Rating Service, or BBB or F-1 by Fitch Investors Service, Inc. or another nationally recognized statistical rating organization which is determined by the Trust's advisor to have equivalent claims- paying abilities. The Trust may invest up to 20% of its assets in unrated securities that are deemed by the Trust's investment advisor to be equivalent credit quality. No assurance can be given that the Trust will achieve its investment objective. Although the Trust does not ordinarily invest in municipal obligations the interest on which is subject to the Federal alternative minimum tax and expects that no more than 20% of its assets will be invested in municipal obligations subject to such tax at any time, all or a portion of the Trust's dividends may be subject to Federal alternative minimum tax. BlackRock Advisors, Inc. acts as the investment advisor to the Trust. The address of the Trust is 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and its telephone number is (800) 688-0928.

        The New Preferred Shares will not be listed on an exchange. You may only buy or sell New Preferred Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Trust, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

        This prospectus contains important information about the Trust. You should read the prospectus before deciding whether to invest and retain it for future reference. A statement of additional information, dated , 2000, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the statement of additional information on page of this prospectus. You may request a free copy of the statement of additional information by calling
(800) 227-7236. You may also obtain the statement of additional information and other information regarding the Trust on the SEC's web site (http://www.sec.gov).

                           ----------------------

 INVESTING IN THE NEW PREFERRED SHARES INVOLVES CERTAIN RISKS. SEE "RISKS" BEGINNING ON PAGE ___. THE MINIMUM PURCHASE AMOUNT OF THE NEW PREFERRED
SHARES IS $25,000.
                                                 (continued on following page)



        Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                           ----------------------

                                      Per Share            Total
                                      ---------            -----
Public Offering Price                 $25,000          $16,550,000
Sales Load                            $                $
Proceeds to Trust (before expenses)1  $                $

   1  Offering expenses payable by the Trust are estimated to be $300,000.

                           ----------------------

The underwriters are offering the New Preferred Shares subject to various conditions. The underwriters expect to deliver the New Preferred Shares to purchasers, in book-entry form, through the facilities of The Depository Trust Company on or about ___, 2000.




March __, 2000




         The Trust is offering 662 newly issued shares of Auction Rate Municipal Preferred Stock, Series T7. We refer to these shares as the "New Preferred Shares" throughout this prospectus and the related statement of additional information. Except for the initial dividend rate and initial dividend period, the terms of the New Preferred Shares are the same as the terms of the Trust's currently outstanding Series T7 Preferred Shares (together with the Trust's outstanding Series T28 Preferred Shares, the "Preferred Shares").

         The dividend rate for the initial dividend period (the period from the date of issue through ____, 2000) will be ___%, and will be paid on _________, 2000. After the initial dividend period, the dividend rate on the New Preferred Shares for each subsequent dividend period generally will be determined pursuant to weekly auctions. The letter/numeral indication "T7" means that the auction for the New Preferred Shares normally will be held every Tuesday and that the dividend period normally will be 7 days. Prospective purchasers should carefully review the auction procedures described in this prospectus, including the appendices, and should note:

         o a buy order (called a "bid") or sell order is a commitment to buy or sell New Preferred Shares based on the results of an auction;

         o     auctions will be conducted by telephone; and

         o purchases and sales will be settled on the next business day after the auction.





         Dividends on New Preferred Shares, to the extent payable from tax-exempt income earned on the Trust's investments, will be exempt from regular Federal income tax in the hands of owners of such shares. All or a portion of the Trust's dividends may be subject to the Federal alternative minimum tax. The Trust is required to allocate net capital gains and other taxable income, if any, proportionately between common shares and Preferred Shares, including the New Preferred Shares, based on the percentage of total dividends distributed to each class for that year. The Trust will, in the case of a dividend period of 28 days or less, and may, in the case of a dividend period of 35 days of grace or more, give notice of the amount of any income subject to regular Federal income tax to be included in a dividend on a New Preferred Share in advance of the related auction. If the Trust does not give such advance notice, it generally will be required to pay additional amounts to holders of New Preferred Shares in order to adjust for their receipt of income subject to regular Federal income tax.


         The New Preferred Shares are redeemable, in whole or in part, at the option of the Trust on any date dividends are paid on the New Preferred Shares (except during certain non-call periods), and will be subject to mandatory redemption, in certain circumstances, at a redemption price of $25,000 per share plus accumulated but unpaid dividends to the redemption date (whether or not declared), plus a premium in certain circumstances.

         The New Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution. The New Preferred Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

         YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. THE TRUST HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE TRUST IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION PROVIDED BY THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

                           ----------------------




                                       TABLE OF CONTENTS

                                                                     Page
PROSPECTUS SUMMARY......................................................4
FINANCIAL HIGHLIGHTS....................................................8
THE TRUST...............................................................9
USE OF PROCEEDS........................................................10
CAPITALIZATION.........................................................10
INVESTMENT OBJECTIVE AND POLICIES......................................11
MUNICIPAL OBLIGATIONS..................................................11
OTHER INVESTMENT PRACTICES.............................................13
RISKS..................................................................14
MANAGEMENT OF THE TRUST................................................16
DESCRIPTION OF PREFERRED SHARES........................................19
DESCRIPTION OF NEW PREFERRED SHARES....................................20
THE AUCTION............................................................27
TAXES..................................................................30
DETERMINATION OF NET ASSET VALUE.......................................31
REPURCHASE OF COMMON SHARES............................................32
DESCRIPTION OF CAPITAL STOCK...........................................32
CUSTODIAN..............................................................34
UNDERWRITING...........................................................34
TRANSFER AGENT, DIVIDEND
DISBURSING AGENT AND REGISTRAR.........................................35
LEGAL OPINIONS.........................................................35
EXPERTS................................................................35
REPORTS TO STOCKHOLDERS................................................35
AVAILABLE INFORMATION..................................................35
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION..........37
APPENDIX A............................................................A-1




                             PROSPECTUS SUMMARY

        The following information is a summary of, and is qualified in its entirety by reference to, more detailed information included in this prospectus and the Trust's statement of additional information.


THE TRUST.................................  The BlackRock Investment
                                            Quality Municipal Trust Inc. is
                                            a diversified, closed-end
                                            management investment company.
                                            As of December 31, 1999, the
                                            Trust had 16,707,093 shares of
                                            common stock outstanding and
                                            5,200 preferred shares
                                            outstanding in two series:
                                            2,600 preferred shares
                                            designated Series T7 and 2,600
                                            preferred shares designated
                                            Series T28. The Trust's common
                                            shares are traded on the New
                                            York Stock Exchange under the
                                            symbol "BKN."


THE OFFERING..............................  The Trust is offering 662 New
                                            Preferred Shares. The purchase
                                            price for each New Preferred
                                            Share is $25,000 plus
                                            accumulated dividends, if any,
                                            from the date the share is
                                            first issued. Except for the
                                            initial dividend rate and the
                                            length of the initial dividend
                                            period for the New Preferred
                                            Shares, the rights and
                                            preferences of the New
                                            Preferred Shares are the same
                                            as the Trust's outstanding
                                            Series T7 preferred shares.

                                            The New Preferred Shares are
                                            being offered by a group of
                                            underwriters listed under
                                            "Underwriting."


INVESTMENT OBJECTIVE AND POLICIES.........  The Trust's investment objective is to provide high
                                            current income exempt from
                                            regular Federal income tax
                                            consistent with the
                                            preservation of capital. No
                                            assurance can be given that the
                                            Trust will achieve its
                                            investment objective. Although
                                            the Trust does not ordinarily
                                            invest in municipal obligations
                                            subject to the Federal
                                            alternative minimum tax and
                                            expects that no more than 20%
                                            of its assets will be invested
                                            in municipal obligations
                                            subject to such tax at any
                                            time, all or a portion of the
                                            Trust's dividends may be
                                            subject to the Federal
                                            alternative minimum tax.

                                            In seeking to provide high
                                            current income exempt from
                                            regular Federal income tax, the
                                            Trusts intends to invest
                                            substantially all of its assets
                                            in a diversified portfolio of
                                            investment grade municipal
                                            obligations and to actively
                                            manage its assets in relation
                                            to market conditions and
                                            interest rate changes. Under
                                            normal circumstances, the Trust
                                            will invest at least 80% of its
                                            assets in securities which are
                                            rated at the time of investment
                                            at least Baa, MIG or P-1 by
                                            Moody's, BBB, SP-2 or A-1 by
                                            S&P, , or BBB or F-1 by Fitch
                                            or another nationally
                                            recognized statistical rating
                                            organization which is
                                            determined by the Trust's
                                            investment advisor to have
                                            equivalent claims-paying
                                            abilities. The Trust may invest
                                            up to 20% of its assets in
                                            unrated securities that are
                                            deemed by the Trust's
                                            investment advisor to be of
                                            equivalent credit quality. The
                                            Trust emphasizes investments in
                                            municipal obligations with
                                            long-term maturities and
                                            ordinarily maintains an average
                                            portfolio maturity of 20-30
                                            years, but the average maturity
                                            may be shortened from time to
                                            time depending on market
                                            conditions.

INVESTMENT ADVISOR........................  BlackRock Advisors, Inc. (the
                                            "Advisor") acts as the Trust's
                                            investment advisor. The Advisor
                                            is responsible for the
                                            investment strategy of the
                                            Trust. The Advisor and its
                                            affiliates comprise a global
                                            asset management firm with
                                            assets of approximately $165
                                            billion under management as of
                                            December 31, 1999.


RISK FACTORS..............................  Before investing in New
                                            Preferred Shares, you should
                                            consider carefully the
                                            following risks of such an
                                            investment:

                                            o  if an auction fails you may
                                               not be able to sell some or
                                               all of your shares;

                                            o  because of the nature of the
                                               market for New Preferred
                                               Shares, you may receive less
                                               than the price you paid for
                                               your shares if you sell them
                                               outside of the auction,
                                               especially when market
                                               interest rates are rising;

                                            o  a rating agency could
                                               downgrade the rating
                                               assigned to the New
                                               Preferred Shares, which
                                               could affect liquidity;

                                            o  the Trust may be forced to
                                               redeem your shares to meet
                                               regulatory or rating agency
                                               requirements or may
                                               voluntarily redeem your
                                               shares in certain
                                               circumstances;

                                            o  in extraordinary
                                               circumstances the Trust may
                                               not earn sufficient income
                                               from its investments to pay
                                               dividends;

                                            o  if interest rates rise, the
                                               value of the Trust's
                                               investment portfolio will
                                               decline, reducing the asset
                                               coverage for the New
                                               Preferred Shares; and

                                            o  if an issuer of a municipal
                                               bond in which the Trust
                                               invests experiences
                                               financial difficulty or
                                               defaults, there may be a
                                               negative impact on the
                                               income and net asset value
                                               of the Trust's portfolio.

SECONDARY MARKET TRADING..................  The New Preferred Shares will not be listed on a stock
                                            exchange. Instead, you may buy
                                            or sell New Preferred Shares at
                                            a periodic auction by
                                            submitting orders to a
                                            broker-dealer (a "Broker-
                                            Dealer") that has entered into
                                            a separate agreement with the
                                            auction agent and the Trust or
                                            to a broker-dealer that has
                                            entered into an agreement with
                                            a Broker-Dealer. In addition to
                                            the auctions, Broker-Dealers
                                            and other broker-dealers may
                                            maintain a separate secondary
                                            trading market in New Preferred
                                            Shares, but may discontinue
                                            this activity at any time. You
                                            may transfer shares outside of
                                            auctions only to or through a
                                            Broker-Dealer, a broker-dealer
                                            that has entered into a
                                            separate agreement with a
                                            Broker-Dealer, or other persons
                                            as the Trust may agree. There
                                            can be no assurance that a
                                            secondary trading market for
                                            the New Preferred Shares will
                                            develop, or if it does develop,
                                            that it will provide holders
                                            with liquidity of investment.

DIVIDENDS AND DIVIDEND PERIODS............  After their initial dividend period, the New Preferred
                                            Shares normally will have a
                                            dividend period consisting of
                                            seven days. The board of
                                            directors of the Trust may,
                                            from time to time, declare a
                                            special dividend period upon
                                            giving notice to the holders of
                                            the New Preferred Shares.

                                            Dividends on the New Preferred
                                            Shares offered hereby are
                                            cumulative from the date they
                                            are first issued and are
                                            payable when, as and if
                                            declared by the board of
                                            directors of the Trust, out of
                                            funds legally available
                                            therefor. The Trust will pay
                                            the initial dividend for the
                                            New Preferred Shares on
                                            [____________] and thereafter
                                            generally on each succeeding
                                            Wednesday, subject to certain
                                            exceptions.

                                            After the initial dividend
                                            period, the dividend rate for
                                            the New Preferred Shares will
                                            be determined by auction. The
                                            dividend rate for the initial
                                            dividend period is ___% and the
                                            first auction will be held on
                                            ___.


TAXES.....................................  Because in normal circumstances the Trust will invest
                                            substantially all of its assets
                                            in municipal obligations that
                                            pay interest that is exempt
                                            from regular Federal income
                                            tax, the income you receive
                                            will ordinarily be exempt from
                                            regular Federal income tax.
                                            Your income may be subject to
                                            state and local taxes. All or a
                                            portion of the income from
                                            these bonds may be subject to
                                            the Federal alternative minimum
                                            tax, so New Preferred Shares
                                            may not be a suitable
                                            investment if you are subject
                                            to this tax or would become
                                            subject to such tax by
                                            investing in New Preferred
                                            Shares. Taxable income or gain
                                            earned by the Trust will be
                                            allocated proportionately to
                                            holders of the Trust's
                                            preferred shares and common
                                            shares, based on the percentage
                                            of total dividends paid to each
                                            class for that year.
                                            Accordingly, certain specified
                                            New Preferred Share dividends
                                            may be subject to income tax on
                                            income or gains attributed to
                                            the Trust. The Trust will, in
                                            the case of a dividend period
                                            of 28 days or less, and may, in
                                            the case of a dividend period
                                            of 35 days or more, give notice
                                            before any applicable auction
                                            of the amount of any taxable
                                            income and gain to be
                                            distributed for the period
                                            relating to that auction. If
                                            the Trust does not provide such
                                            notice, the Trust generally
                                            will make holders of New
                                            Preferred Shares whole for
                                            taxes owing on dividends paid
                                            to shareholders that include
                                            taxable income or gain.

ALTERNATIVE MINIMUM TAX...................  All or a portion of the Trust's dividends may be subject to the
                                            Federal alternative minimum
                                            tax.


LIQUIDATION PREFERENCE....................  The liquidation preference of each New Preferred Share will
                                            be $25,000, plus an amount
                                            equal to accumulated but unpaid
                                            dividends (whether or not
                                            earned or declared) plus the
                                            premium, if any, resulting from
                                            the designation of a premium
                                            call period.


RATINGS...................................  It is a condition to their issuance that the New Preferred
                                            Shares be issued with a rating
                                            of "aaa" from Moody's and "AAA"
                                            from S&P and that the Trust
                                            receive written assurance from
                                            each of Moody's and S&P that
                                            the issuance of the New
                                            Preferred Shares will not cause
                                            a downgrading of the rating
                                            assigned to the Trust's
                                            currently outstanding Preferred
                                            Shares.


REDEMPTION................................  Holders of New Preferred Shares
                                            will not have the right to
                                            cause the Trust to redeem their
                                            shares. The Trust may, however,
                                            be required by applicable law
                                            or by rating agency guidelines
                                            to redeem New Preferred Shares
                                            if, for example, the Trust does
                                            not meet an asset coverage
                                            ratio required by law or
                                            correct a failure to meet a
                                            rating agency guideline in a
                                            timely manner. The Trust may
                                            also voluntarily redeem New
                                            Preferred Shares.

VOTING RIGHTS.............................  The Investment Company Act of
                                            1940 requires that the holders
                                            of New Preferred Shares and of
                                            currently outstanding Preferred
                                            Shares, voting together as a
                                            single class separate from the
                                            holders of common shares, have
                                            the right to elect at least two
                                            directors of the Trust at all
                                            times and to elect a majority
                                            of the directors at any time
                                            when two years' dividends on
                                            the Preferred Shares are
                                            unpaid. The holders of New
                                            Preferred Shares and any other
                                            outstanding preferred shares
                                            will vote as a separate class
                                            on certain other matters as
                                            required under the Trust's
                                            charter, the Investment Company
                                            Act of 1940 and Maryland law.




                            FINANCIAL HIGHLIGHTS


        The table below sets forth certain specified information for a share of common stock of the Trust outstanding throughout each period presented. The financial highlights for each period presented have been audited by Deloitte & Touche LLP, the Trust's independent auditors, whose report covering each of the five years in the period ended October 31, 1999, is included in the Trust's most recent Annual Report and is incorporated by reference in the statement of additional information. The financial highlights should be read in conjunction with the financial statements and notes thereto included in the Trust's most recent Annual Report, which is available without charge from the Trust.




                                                          1999 YEAR ENDED OCTOBER 31,
                                           --------------------------------------------------------
                                                                                                          FEBRUARY
                                                                                                          26, 1993**
                                                                                                          THROUGH
PER COMMON SHARE OPERATING                                                                                OCTOBER 31,
PERFORMANCE:                               1999        1998      1997       1996       1995       1994      1993
                                        --------    --------   --------   --------   --------   --------  ---------

Net asset value, beginning of the
  period..............................  $  15.78    $  15.32   $  14.52   $  14.18   $  12.05   $  14.76  $  14.10
                                        --------    --------   --------   --------   --------   --------  ---------

  Net investment income...............      1.09        1.08       1.08       1.09       1.10       1.06      0.66
  Net realized and unrealized
   gain (loss) on investments.........     (1.63)       0.70       0.80       0.34       2.16      (2.64)     0.74
                                        --------    --------   --------   --------   --------   --------  ---------

Net increase (decrease) from
  investment operations...............      (.54)       1.78       1.88       1.43       3.26      (1.58)     1.40
                                        --------    --------   --------   --------   --------   --------  ---------

Dividends and distributions:
  Dividends from net investment income to:
    Common shareholders...............      (.86)       (.81)      (.78)      (.79)      (.82)      (.90)     (.45)
    Preferred shareholders............      (.24)       (.24)      (.27)      (.28)      (.31)      (.21)     (.11)
  Distributions from net realized
   gain on investments to:
    Common shareholders...............      (.15)       (.20)      (.02)      (.01)        --         --        --
    Preferred shareholders............      (.04)       (.07)      (.01)      (.01)        --         --        --

Total dividends and distributions.....     (1.29)      (1.32)     (1.08)     (1.09)     (1.13)     (1.11)    (0.56)

Capital charge with respect to
 issuance of common and preferred
 shares...............................        --          --         --         --    $         $   (.02)     (.18)
Net asset value, end of period*.......  $  13.95     $ 15.78    $ 15.32   $  14.52    $ 14.18   $  12.05   $ 14.76##

Market value, end of period*..........  $  13.13     $ 15.44    $ 13.38   $  12.44    $ 12.00   $  10.38   $ 14.125

TOTAL INVESTMENT RETURN +.............     (9.03)%     23.81%     14.39%     10.41%     24.01%    (20.98)%    3.36%

RATIOS TO AVERAGE NET ASSETS OF
  COMMON SHAREHOLDERS: a
Expenses++............................      1.05%       1.04%      1.07%      1.12%      1.16%      1.14%    1.04%+++
Net investment income before preferred
  stock dividends++...................      7.21%       6.95%      7.42%      7.57%      8.36%      7.80%    6.88%+++
Preferred stock dividends.............      1.60%       1.53%      1.88%      1.97%      2.34%      1.55%    1.16%+++
Net investment income available to
  common shareholders.................      5.61%       5.42%      5.54%      5.60%      6.02%      6.25%    5.72%+++

SUPPLEMENTAL DATA:
Average net assets of common sharehold
  (in thousands)......................  $252,536    $259,280   $243,947   $238,540   $219,740   $226,935     $236,810
Portfolio turnover....................        26%         46%       160%       164%       182%       210%         110%
Net assets of common shareholders,
   end of period (in thousands).......  $233,085    $263,590   $255,926   $242,547   $236,990   $201,343     $246,631
Preferred stock outstanding (in
  thousands)                            $130,000    $130,000   $130,000   $130,000   $130,000   $130,000     $130,000
Asset coverage per share of preferred
  stock end of period#................  $ 69,824     $75,690    $74,241    $71,644   $ 70,575   $127,440     $144,858


------------
   * Net asset value and market value are published in Barron's each Saturday and The Wall Street Journal each Monday.
  **   Commencement of investment operations.
   #   A 2-for-1 stock split occurred on July 24, 1995.
  ## Net asset value immediately after the closing of the first public offering was $14.05.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for periods of less than one year are not annualized.
  ++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares, relative to the average net assets of common shareholders.
 +++   Annualized.
  a. Certain changes have been made to the ratios to average net assets of common shareholders for the period ended October 31, 1993 to conform to current year presentation.




                                 THE TRUST

        The BlackRock Investment Quality Municipal Trust Inc. (the "Trust") is a diversified, closed-end management investment company. The Trust was incorporated under the laws of the State of Maryland on November 19, 1992, and has registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust's principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and its telephone number is (800) 688-0928.

        The Trust commenced investment operations on February 26, 1993, upon the closing of the initial public offering of 15,500,000 of its common shares. The net proceeds of such offering were approximately $218.6 million. In March, 1993, the Trust sold, pursuant to an over-allotment option granted to the underwriters in the initial public offering, an additional
1.2 million of its common shares for net proceeds of approximately $14.1 million.

        On March 26, 1993, the Trust issued shares of preferred stock in the following amounts and with the following designations: Preferred Shares Series T7 - 1,300 shares and Preferred Shares Series T28 - 1,300 shares. Each series of preferred shares was issued with a liquidation preference per share of $50,000, plus accumulated and unpaid dividends. On May 16, 1995, shareholders approved a proposal to split each preferred share into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000, plus in each case accumulated and unpaid dividends, which split occurred on July 24, 1995.

        As of December 31, 1999, $16,707,093 common shares of the Trust were outstanding and 5,200 preferred shares were outstanding in two series:
2,600 Preferred Shares Series T7 and 2,600 Preferred Shares Series T28. The Trust's common shares are traded on the New York Stock Exchange under the symbol "BKN."

The following table provides information about the Preferred Shares since their issuance:



                Amount Outstanding
               Exclusive of Treasury   Asset Coverage  Involuntary Liquidating
      As of         Securities           Per Share*    Preference Per Share
      -----         ----------           ----------    --------------------
10/31/1993             2,600                  $144,858             $50,000
10/31/1994             2,600                  $127,440             $50,000
10/31/1995**           5,200                   $70,575             $25,000
10/31/1996             5,200                   $71,644             $25,000
10/31/1997             5,200                   $74,241             $25,000
10/31/1998             5,200                   $75,690             $25,000
10/31/1999             5,200                   $69,824             $25,000


* Calculated by dividing net assets by the number of Preferred Shares outstanding.
** A 2-for-1 stock split with respect to the Preferred Shares occurred on July 24, 1995.




The following table provides information about the Trust's outstanding shares as of December 31, 1999:


                                                        Amount Held by
                                                       the Trust or for
       Title of Class           Amount Authorized        its Account         Amount Outstanding
       --------------           -----------------        -----------         ------------------
Common Shares                      200,000,000                0                  16,707,093
Series T7  Preferred Shares           2,600                   0                    2,600
Series T28  Preferred Shares          2,600                   0                    2,600


                              USE OF PROCEEDS


        The net proceeds of the offerings will be $16,084,500, after payment of offering expenses (estimated to be $300,000) and the underwriting discount.

        The net proceeds of the offering will be invested in accordance with the Trust's investment objective and policies as stated below. It is presently anticipated that the Trust will be able to invest substantially all of the net proceeds in municipal obligations that meet its objective and policies at or shortly (within six to eight weeks) after the completion of the offering. To the extent that all of the proceeds cannot be so invested, pending such investment, they will be invested in short-term, high quality tax-exempt securities. If necessary in order to fully invest the net proceeds of the offerings immediately, the Trust may also purchase, as temporary investments, short-term, taxable investments, the income on which is subject to regular Federal income tax.



                               CAPITALIZATION


        The following table sets forth the unaudited capitalization of the Trust as of December 31, 1999, and as adjusted to give effect to the issuance of the New Preferred Shares pursuant to the offering.


                                                                      ACTUAL      AS ADJUSTED
                                                                  --------------  ------------
Shareholders' equity:
  Preferred Stock, par value $.01 per share (5,200 shares
    issued; 5,862 preferred shares issued and outstanding,
    as adjusted, at $25;$50 per share liquidation preference)...  $  130,000,000  $146,550,000
  Common Shares, par value $.01 per share (16,707,093 shares
    issued and outstanding).....................................         167,071  $    167,071
  Paid in capital in excess at par .............................     232,077,765   231,612,265
  Undistributed net investment income...........................         967,397       967,397
  Accumulated net realized loss.................................        (700,159)     (700,519)
  Unrealized depreciation of investments........................      (2,654,267)   (2,654,267)
                                                                  --------------  ------------

  Net assets....................................................  $  359,857,807  $375,942,307
                                                                  ==============  ============




                     INVESTMENT OBJECTIVE AND POLICIES

        The Trust's investment objective is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital. No assurance can be given that the Trust will achieve its investment objective.


        The Trust seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of investment grade municipal obligations and actively managing its assets in relation to market conditions and interest rate changes. Under normal circumstances, the Trust will invest at least 80% of its assets in securities rated investment grade by Moody's (at least Baa, MIG or P-1), S&P (at least BBB, SP-2 or A-1), Fitch (at least BBB or F-1) or another nationally recognized statistical rating agency. The Trust may invest up to 20% of its assets in unrated securities that are deemed by the Advisor to be of equivalent credit quality. The Trust does not ordinarily invest more than 25% of its total assets (taken at market value) in municipal obligations whose issuers are located in the same state. The Trust emphasizes investments in municipal obligations with long-term maturities and expects to maintain an average portfolio maturity of 20-30 years, but the average maturity may be shortened from time to time depending on market conditions. Although the Trust does not currently intend to invest in municipal obligations the interest on which would be subject to AMT and expects that no more than 20% of its assets will be invested in municipal obligations subject to such tax at any time, all or a portion of the Trust's dividends paid in respect of the New Preferred Shares may be subject to AMT.

        In addition, the Trust may utilize certain options, futures, interest rate swaps and related transactions for hedging purposes. To the extent the Trust utilizes such hedging strategies or invests in taxable securities, the Trust's ability to achieve its investment objective of providing high current income exempt from regular Federal income tax may be limited. Accordingly, in normal circumstances, the Trust's use of such practices is not significant.

        On a temporary defensive basis, the Trust may invest without limit in securities issued by the U.S. Government or its agencies or instrumentalities, repurchase agreements collateralized by such securities, or certificates of deposit, time deposits or bankers' acceptances for purposes of enhancing liquidity and/or preserving capital. The Trust may also invest in municipal obligations with maturities of less than one year, other debt obligations of corporate issuers, such as interest-paying corporate bonds, commercial paper and certificates of deposit, bankers' acceptances and interest- bearing savings accounts of banks having assets greater than $1 billion and which are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the current dividend rate on any Preferred Shares, including the New Preferred Shares, will be more likely to approximate or exceed the net rate of return on the Trust's investment portfolio, with the consequence that the leverage resulting from the New Preferred Shares may become less beneficial or adverse to the holders of common shares.


                           MUNICIPAL OBLIGATIONS


        Municipal obligations include debt obligations issued by states, cities and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes. These purposes include the construction of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. Subject to the credit standard policies described under "Investment Objective and Policies," there are two categories of municipal obligations in which the Trust may invest in normal circumstances: (i) "public purpose" obligations that generate interest that is tax-exempt under regular Federal income tax rules and is not treated as a preference item for the Federal alternative minimum tax; and (ii) qualified "private activity" obligations (typically industrial revenue bonds) that generate income that is tax-exempt under regular Federal income tax rules but must, if issued after August 7, 1986, be included in computing the Federal alternative minimum tax. The Trust will not invest in municipal obligations that generate interest that by its terms is subject to Federal income tax other than the Federal alternative minimum tax.


        The types of municipal obligations in which the Trust may invest include general obligation bonds, revenue bonds, municipal lease obligations, installment purchase contract obligations, capped variable and floating rate obligations, zero coupon securities, custodial receipts or certificates, auction and residual component municipal securities, tax-exempt notes and municipal commercial paper.

        The yields on municipal obligations are dependent on a variety of factors, including interest and income tax rates, the condition of the general money market and the municipal obligations market, the size of the particular issue, the maturity of the obligation and the rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of those municipal obligations that they rate.

        It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding municipal obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.


        The terms of municipal obligations often give their issuers the right periodically to "call" or prepay their municipal obligations. Issuers will exercise call rights when interest rates decline and they can refinance their municipal obligations at lower interest rates. At the time the Trust was formed, most of the municipal obligations available in the market were subject to call provisions. When municipal obligations are called by their issuers, the Advisor reinvests the proceeds from the called securities in other municipal obligations and is subject to reinvestment risk.


        Obligations of issuers of municipal obligations may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code and other applicable laws. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS


         The Trust invests substantially all of its assets in municipal obligations rated investment grade at the time of purchase. The lowest investment grade rating for municipal obligations is "BBB" by S&P, "Baa" by Moody's or "BBB" by Fitch. "BBB" municipal obligations (including those rated as low as BBB-) are considered by S&P as having "adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation." "Baa" municipal obligations (including those rated as low as Baa3) are considered by Moody's "as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such municipal obligations lack outstanding investment characteristics and in fact have speculative characteristics as well." "BBB" municipal obligations (including those rated as low as BBB-) are considered by Fitch to be "of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these municipal obligations, and therefore impair timely payment." The Trust's ability to preserve principal is a function of, among other things, the ability of the issuers of municipal obligations in which the Trust invests to make timely payments of interest and principal and the ability of the Advisor to select and monitor such securities and to seek to minimize the potential adverse impact of rating downgrades.



                         OTHER INVESTMENT PRACTICES


        Certain of the other investment practices in which the Trust may engage that are described herein or in the statement of additional information may give rise to income that is subject to regular Federal income tax. For additional investment practices, see "Investment Policies and Techniques" in the statement of additional information. Accordingly, in normal circumstances, the Trust does not intend to engage in such practices to a significant extent. Moreover, the Trust intends that, so long as New Preferred Shares are outstanding, its portfolio will reflect guidelines established by Moody's and S&P in connection with the Trust's receipt of a rating for such shares on the date they are first issued of at least "aaa" from Moody's and "AAA" from S&P. Such guidelines may preclude or limit the Trust from engaging in many of the investment practices described under this caption or in the statement of additional information. In particular, for so long as New Preferred Shares are rated by Moody's, unless the Moody's ratings guidelines change from those presently applicable as described under "Description of New Preferred Shares -- Rating Agency Guidelines and Asset Coverage," the Trust will not buy or sell futures contracts or options thereon or write put or call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the New Preferred Shares by Moody's except that the Trust may sell exchange traded futures contracts based on the Municipal Index (the Bond Buyer Municipal Bond Index or such other index as may be specified in the Articles Supplementary) or Treasury Bonds and purchase exchange traded put options on such futures contracts and write exchange traded call options on such futures contracts (collectively "Moody's Hedging Transactions") subject to the limitations described below. For so long as New Preferred Shares are rated by S&P, unless S&P's ratings guidelines change from those presently applicable as described under "Description of New Preferred Shares -- Rating Agency Guidelines and Asset Coverage," the Trust will not buy or sell futures contracts or options thereon or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the New Preferred Shares by S&P except that the Trust may buy and sell futures contracts based on the Municipal Index or Treasury Bonds and purchase put and call options on such contracts (collectively "S&P Hedging Transactions") subject to the limitations described below.


HEDGING


        Although in normal circumstances the Trust does not intend to invest more than 5% of its assets in instruments other than municipal obligations, the Trust may also enter into certain hedging transactions. In particular, the Trust may purchase and sell futures contracts, exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts and may enter into various interest rate transactions (collectively, "Hedging Transactions"). Hedging Transactions may be used to attempt to protect against possible changes in the market value of the Trust's portfolio resulting from fluctuations in the debt securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities, for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Hedging Transaction is a function of market conditions. The Hedging Transactions that the Trust may use are described in the statement of additional information. The ability of the Trust to hedge successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured.


OTHER INVESTMENT TECHNIQUES

        The Trust may engage in other types of transactions, including investment in restricted and illiquid securities, repurchase and reverse repurchase agreements, when-issued and forward commitment transactions, borrowing, securities lending and other transactions. For a description of such types of transactions, see "Investment Policies and Techniques - Other Investment Policies and Techniques" in the statement of additional information.


                                   RISKS

        Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in New Preferred Shares.

INTEREST RATE RISK

        The Trust issues preferred shares (including the New Preferred Shares), which pay dividends based on short-term interest rates. The Trust then uses the proceeds from the sale of preferred shares to buy municipal obligations, which pay interest based on long-term rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, the preferred shares dividend rates may rise so that the amount of dividends paid to holders of preferred shares exceeds the income from the portfolio securities purchased with the proceeds from the sale of preferred shares. Because income from the Trust's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the preferred shares offering) is available to pay preferred share dividends, however, preferred share dividend rates would need to greatly exceed the yield on the Trust's portfolio before the Trust's ability to pay preferred share dividends would be impaired. Generally, municipal obligations will decrease in value when interest rates rise and increase in value when interest rates decline. If long-term rates rise, the value of the Trust's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the preferred shares.

AUCTION RISK

        The dividend rate for the New Preferred Shares normally is set through an auction process. In the auction, holders of New Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their New Preferred Shares or purchase additional New Preferred Shares. The auction also provides liquidity for the sale of New Preferred Shares. An auction fails if there are more New Preferred Shares offered for sale than there are buyers. You may not be able to sell your New Preferred Shares at an auction if the auction fails. Also, if you place hold orders (orders to retain New Preferred Shares) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your New Preferred Shares. Finally, if you buy shares or elect to retain shares without specifying a dividend rate below which you would not wish to buy or continue to hold those shares, you could receive a lower rate of return on your shares than the market rate. See "The Auction".

SECONDARY MARKET RISK


        If you try to sell your New Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Trust has designated a special dividend period (a rate period of more than seven days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for New Preferred Shares are not required to maintain this market, and the Trust is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. New Preferred Shares are not listed on a stock exchange or the NASDAQ stock market. If you sell your New Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.


RATINGS AND ASSET COVERAGE RISK

        While it is a condition to the issuance of the New Preferred Shares that Moody's assign a rating of aaa and S&P a rating of AAA to the New Preferred Shares, such ratings do not eliminate or necessarily mitigate the risks of investing in New Preferred Shares. Moody's or S&P could downgrade New Preferred Shares, which may make your shares less liquid at an auction or in the secondary market. If Moody's or S&P downgrades the New Preferred Shares, the Trust may alter its portfolio or redeem New Preferred Shares in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Trust may voluntarily redeem New Preferred Shares. See "Description of New Preferred Shares-Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Trust must meet.

CREDIT RISK


        Credit risk refers to an issuer's ability to make timely payments of interest and principal. The Trust may invest in securities rated as low as Baa, MIG or P-1 by Moody's, BBB, SP-2 or A-1 by S&P or BBB or F-1 by Fitch or another nationally recognized statistical rating organization. The Trust may invest up to 20% of its assets in unrated securities that are deemed by the Advisor to be of equivalent credit quality. Adverse changes in economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuers of such municipal obligations to make timely payments of interest and principal than would be the case with respect to issuers of higher rated municipal obligations.


MUNICIPAL OBLIGATIONS MARKET RISK


        Investing in the market for municipal obligations involves certain risks. The amount of public information available about the municipal obligations in the Trust's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of the Advisor than a stock fund or taxable bond fund. The secondary market for municipal obligations also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust's ability to sell its portfolio securities at attractive prices.


        The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Insurance on municipal obligations held by the Trust may reduce, but will not necessarily eliminate, such risks. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Trust could experience delays in collecting principal and interest and the Trust may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Trust's operating expenses. Any income derived from the Trust's ownership or operation of such assets may not be tax-exempt.

REINVESTMENT RISK

        Reinvestment risk is the risk that income from the Trust's portfolio will decline if and when the Trust invests the proceeds from matured, traded, prepaid or called bonds at lower interest rates. This risk will increase as the Trust approaches its termination date, because the Trust will reinvest such proceeds in municipal obligations with maturities on or about its termination date, and shorter term municipal obligations generally pay lower rates of interest than longer term municipal obligations. A decline in income could affect the Trust's ability to pay dividends on the New Preferred Shares.

INFLATION RISK

        Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of an investment in New Preferred Shares or the income from that investment will be worth less in the future. As inflation occurs, the real value of the New Preferred Shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, dividend rates on the New Preferred Shares would increase, tending to offset this risk.


                          MANAGEMENT OF THE TRUST

DIRECTORS AND OFFICERS


        The board of directors is responsible for the overall management of the Trust, including supervision of the duties performed by the Advisor. There are eight directors of the Trust. Two of the directors are "interested persons" (as defined in the 1940 Act). The names and business addresses of the directors and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the statement of additional information.

INVESTMENT ADVISOR

        BlackRock Advisors, Inc. acts as the Trust's investment advisor. BlackRock Advisors, Inc. together with its investment advisory subsidiaries, is a global asset management firm with assets of approximately $165 billion under management as of December 31, 1999. The Advisor has its principal office at 400 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock Advisors and its subsidiaries constitute the asset management arm of PNC Bank, N.A., and together have over 684 employees. The Advisor and its affiliates provide fixed income, liquidity, equity, alternative investment, and risk management products for clients worldwide. As of December 31, 1999, the Advisor managed approximately $86 billion in various fixed income sectors, including $8 billion in municipal securities. The Advisor and its affiliates also manage 13 closed-end, six open-end and six money market municipal funds. In addition, the Advisor manages portfolios of municipal securities for large insurance companies and high net worth individuals.

        As a result of an internal reorganization effective January 1, 2000, BlackRock Advisors, Inc. has replaced BlackRock Financial Management, Inc. as investment advisor of the Trust. The investment management and other personnel responsible for providing services to the Trust did not change as result of the reorganization. BlackRock Financial Management, Inc. is a wholly-owned subsidiary of BlackRock Advisors, Inc.


INVESTMENT PHILOSOPHY


        The Advisor's investment decision-making process for the municipal bond sector is subject to the same discipline, oversight and investment philosophy that the firm applies to other sectors of the fixed income market.

        The Advisor uses a relative value strategy that evaluates the trade-off between risk and return to seek to achieve the Trust's investment objective. This strategy is combined with disciplined risk control techniques and applied in sector, sub-sector and individual security selection decisions. The Advisor's extensive personnel and technology resources are the key drivers of the investment philosophy.

        The Advisor's Municipal Bond Team. The Advisor uses a team approach to managing municipal portfolios. The Advisor believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals.

        The Advisor's municipal bond team includes three portfolio managers and six credit research analysts. The team is led by Kevin M. Klingert, a managing director and portfolio manager at the Advisor. Mr. Klingert is a senior portfolio manager and head of municipal bonds at the Advisor, a position he has held since joining the Advisor in 1991. Mr. Klingert has over 15 years of experience in the municipal market. Prior to joining the Advisor, Mr. Klingert was an Assistant Vice President in the Unit Investment Trust Department at Merrill Lynch, Pierce, Fenner & Smith Incorporated, which he joined in 1985. Mr. Klingert has primary responsibility for managing client portfolios with a special emphasis on municipal securities. The portfolio management team also includes Craig Kasap. Mr. Kasap has been a portfolio manager at the Advisor for over two years and is a member of the Advisor's Investment Strategy Group. Prior to joining the Advisor in 1997, Mr. Kasap spent three years as a municipal bond trader with Keystone Investments in Boston where he was involved in formulating the firm's municipal bond investment strategies. James McGinley is also a member of the Advisor's municipal bond portfolio management team and Investment Strategy Group. Prior to joining the Advisor in 1999 as a Vice President, Mr. McGinley worked at Prudential Securities as an Associate Vice President in Municipal Research since 1993.

        The Advisor's municipal bond portfolio managers are responsible for 27 municipal bond portfolios, valued as of December 31, 1999 at approximately $5 billion, plus approximately an additional $3 billion in municipal bonds held across portfolios with broader investment mandates. The team is responsible for portfolios with a variety of investment objectives and constraints, including national funds and state-specific funds. As of December 31, 1999, the team managed 13 closed-end municipal funds with over $3 billion in assets.

        The Advisor's Investment Process. The Advisor has in-depth expertise in the fixed income market. The Advisor applies the same risk-controlled, active sector rotation style (discussed below) to the management process for all of its fixed income portfolios. The Advisor believes that it is unique in its integration of taxable and municipal bond specialists. Both taxable and municipal bond portfolio managers share the same trading floor and interact frequently for determining the firm's overall investment strategy. This interaction allows each portfolio manager to access the combined experience and expertise of the entire portfolio management group at the Advisor.

        The Advisor's portfolio management process emphasizes research and analysis of specific sectors and securities, not interest rate speculation. The Advisor believes that market-timing strategies can be highly volatile and potentially produce inconsistent results. Instead, the Advisor thinks that value over the long-term is best achieved through a risk-controlled approach, focusing on sector allocation, security selection and yield curve management (discussed below).

        In the municipal market, the Advisor believes one of the most important determinants of value is supply and demand. The Advisor's ability to monitor investor flows and frequency and seasonality of issuance is helpful in anticipating the impact of supply and demand on sectors. The Advisor believes that the breadth and expertise of its municipal bond team allows it to anticipate issuance flows, forecast which sectors are likely to have the most supply and plan its investment strategy accordingly.

        The Advisor also believes that over the long-term, intense credit analysis will add value and avoid significant relative performance impairments. The municipal credit team is led by Susan C. Heide, Ph.D who, since December 15, 1998, has been managing director responsible for municipal credit research at the Advisor. Ms. Heide supervises a team of five municipal research analysts who have an average of 10 years of experience in municipal credit research. Between 1993 and December 15, 1998, Ms. Heide served as a director at the Advisor, specializing in the credit analysis of municipal securities.

        The Advisor's approach to credit risk incorporates a combination of sector-based top-down macro-analysis of industry sectors to determine relative weightings with an issuer-specific, bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The issuer-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. The Advisor's analytic process focuses on anticipating changes in credit trends before market recognition. Credit research is a critical element of the Advisor's municipal process. The Advisor's yield curve management process involves, among other things, an evaluation of the risk/return trade off for bonds having different durations, and selecting bonds believed to present an attractive yield relative to the degree of interest rate risk involved.

THE INVESTMENT ADVISORY AGREEMENT

        Pursuant to an investment advisory agreement, the Advisor manages the investment of the Trust's assets and provides such investment research, advice and supervision, in conformity with the Trust's investment objective and policies, as necessary for the operations of the Trust.

        The advisory agreement provides, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with its duties under the advisory agreement, and will pay all directors' fees and salaries of the Trust's directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Advisor, except that the board of directors may approve reimbursement for the time spent on Trust operations of personnel who spend substantial time on the operations (other than the provision of investment advice) of the Trust or other investment companies advised by the Advisor. The advisory agreement provides that the Trust shall pay to the Advisor for its services a monthly fee at the annual rate of 0.35% of the Trust's average weekly net asset value. The liquidation value of any outstanding preferred shares (including the New Preferred Shares) of the Trust is included in determining the Trust's average weekly net asset value.

        Although the Advisor intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of the Advisor are not exclusive and the Advisor provides similar services to other investment companies and other clients and may engage in other activities.

        The advisory agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Advisor is not liable to the Trust or any of the Trust's stockholders for any act or omission by the Advisor in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's stockholders and provides for indemnification by the Trust of the Advisor, its partners, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

        The advisory agreement will continue in effect, provided that each continuance is specifically approved at least annually by both (i) the vote of a majority of the Trust's board of directors or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the 1940 Act) and (ii) by the vote of a majority of the directors who are not parties to such Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of directors or a majority of the outstanding voting securities of the Trust or by the Advisor, on 60 days' written notice by either party to the other. Except as otherwise provided by order of the SEC or any rule or provision of the 1940 Act, the Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

THE ADMINISTRATION AGREEMENT

        Princeton Administrators, L.P. (the "Administrator"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, acts as administrator for the Trust. The Administrator is an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, one of the underwriters of this offering. Under the Administration Agreement with the Trust (the "Administration Agreement"), the Administrator administers the Trust's corporate affairs subject to the supervision of the Trust's board of directors and in connection therewith furnishes the Trust with office facilities together with such ordinary clerical and bookkeeping services (e.g., preparation of annual and other reports to stockholders and the SEC and filing of Federal, state and local income tax returns) as are not being furnished by the custodian. In connection with its administration of the corporate affairs of the Trust, the Administrator will bear the following expenses:

        o the salaries and expenses of all personnel of the Administrator; and

        o all expenses incurred by the Administrator in connection with administering the ordinary course of the Trust's business, other than those assumed by the Trust, as described below.

        The Administration Agreement provides that the Trust shall pay to the Administrator a monthly fee for its services and the facilities furnished by the Administrator at the annual rate of 0.10% of the Trust's average weekly net asset value. The liquidation value of any outstanding preferred shares (including the New Preferred Shares) of the Trust is included in determining the Trust's average weekly net asset value.

        The Administration Agreement is terminable on 60 days' prior written notice by either party to the other.

EXPENSES OF THE TRUST


        Except as indicated above, the Trust will pay all of its expenses, including fees of the directors not affiliated with the Advisor and board meeting expenses: fees of the Advisor and the Administrator; interest charges; taxes; organization expenses; charges and expenses of the Trust's legal counsel and independent accountants, and of the transfer agent, registrar and dividend disbursing agent of the Trust; expenses of repurchasing shares; expenses of issuing any preferred shares (including the New Preferred Shares) or indebtedness; expenses of printing and mailing share certificates, stockholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating, effecting purchase or sale, or registering privately issued portfolio securities; custodial fees and expenses for all services to the Trust, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating and publishing the net asset value of the Trust's shares; expenses of membership in investment company associations; expenses of fidelity bonding and other insurance expenses including insurance premiums; expenses of stockholders meetings; SEC and state registration fees; New York Stock Exchange listing fees; and fees payable to the National Association of Securities Dealers, Inc. in connection with this offering and fees of any rating agencies retained to rate any preferred shares (including the New Preferred Shares) issued by the Trust.



                      DESCRIPTION OF PREFERRED SHARES

        Certain of the capitalized terms used herein are defined in the Articles Supplementary and Articles of Amendment of the Trust attached as Appendices B-1, B-2 and B-3 to the statement of additional information.


        The Preferred Shares of each series are shares of preferred stock of the Trust. Preferred Shares entitle their holders to receive dividends when, as and if declared by the board of directors, out of funds legally available therefor. The rate per annum on which dividends are paid may vary from dividend period to dividend period for each series of Preferred Shares. In general, the applicable rate for a particular dividend period for a series of Preferred Shares will be determined by an auction conducted on the day before the start of the dividend period. Existing holders and potential holders of Preferred Shares may participate in the auctions. Existing holders desiring to continue to hold all of their Preferred Shares regardless of the applicable rate resulting from the auction need not participate. For an explanation of auctions and the method of determining the applicable rate, see "The Auction".

        A dividend payment date and an auction date for the Trust's outstanding Series T28 Preferred Shares may coincide with a dividend payment date and an auction date for the Series T7 Preferred Shares (including the New Preferred Shares). The Series T28 Preferred Shares will have a dividend period of 28 days in length. The Series T7 Preferred Shares (including the New Preferred Shares) generally will have a dividend period of seven days in length. The New Series T7 Preferred Shares may have a different dividend period for the initial dividend period. Either series of Preferred Shares may have a dividend period different from its normal dividend period if the board of directors declares a special dividend period for that series.

        The Preferred Shares have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends plus the premium, if any, resulting from the designation of a Premium Call Period. A Premium Call Period is a period during a special dividend period during which the Trust must pay a premium in order to redeem Preferred Shares. The Preferred Shares are fully paid and non-assessable. The Preferred Shares are not convertible into common shares or other capital stock of the Trust. Holders of Preferred Shares have no preemptive rights. The Preferred Shares are not subject to any sinking fund. The Preferred Shares are generally subject to redemption at the option of the Trust on any dividend payment date for the respective series (provided that no Preferred Shares shall be subject to optional redemption during a Non-Call Period) and, in certain circumstances, are subject to mandatory redemption by the Trust. Except with regard to their respective initial dividend periods and initial dividend rates and except for the timing of their respective auction dates and dividend payment dates, the rights and preferences of each series of Preferred Shares are the same.

        In connection with the auction procedures described below, Deutsche Bank Group is the auction agent, the transfer agent, registrar, dividend disbursing agent and redemption agent for the Preferred Shares.



                    DESCRIPTION OF NEW PREFERRED SHARES

        The following is a brief description of the terms of the New Preferred Shares. For the complete terms of the New Preferred Shares, including definitions of terms used but not defined, please refer to the detailed description of the New Preferred Shares in the Articles Supplementary and Articles of Amendment attached as Appendices B-1, B-2 and B-3 to the statement of additional information. We refer to the Articles Supplementary and Articles of Amendment in this prospectus collectively as the "Articles Supplementary."

GENERAL

        The Trust is authorized to issue 200 million shares of capital stock, $.01 par value. The board of directors of the Trust is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. In connection with the offerings of New Preferred Shares described herein, the board of directors has reclassified 662 shares of unissued capital stock as New Preferred Shares.


        The New Preferred Shares will rank the same as the currently outstanding Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation. Each New Preferred Share carries one vote on matters that Preferred Shares can be voted. New Preferred Shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights.


DIVIDENDS AND DIVIDEND PERIODS


        General. The following is a general description of dividends and dividend periods for the New Preferred Shares. The initial dividend period for the New Preferred Shares will be ___ days and the dividend rate for this period will be __%. Subsequent dividend periods generally will be seven days and the dividend rates for those periods will be determined by auction. The Trust, subject to certain conditions, may change the length of subsequent dividend periods by designating them as special dividend periods. See "--Designation of Special Dividend Periods" below.

        Dividend Payment Dates. Dividends on New Preferred Shares will be payable, when, as and if declared by the board of directors, out of legally available funds in accordance with the Trust's charter and applicable law. The initial dividend will be paid on _____________, 2000. Subsequent dividends generally will be paid on each Wednesday. If dividends are payable on a Wednesday that is not a business day, then dividends will generally be payable on the next day, if such day is a business day, or as otherwise specified in the Articles Supplementary. In the case of a special dividend period of 35 days or fewer, dividends are generally payable on the day following the last day of such dividend period. In the case of a special dividend period of more than 35 but less than 92 days, dividends generally are payable on the day following the last day of each 30 day period to occur during the dividend period and on the day following the last day of the dividend period. In the case of a special dividend period of 92 days or more, dividends generally are payable as the Trust may specify in the notice of special dividend period issued for such special dividend period.

        Dividends will be paid through The Depository Trust Company on each dividend payment date. DTC, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to Agent Members (members of DTC that will act on behalf of existing or potential holders of Preferred Shares). These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Trust that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker- Dealer or a Broker-Dealer's designee as Agent Member.

        Calculation of Dividend Payment. The Trust computes the dividend per New Preferred Share by multiplying the applicable rate in effect by a fraction. The numerator of this fraction will normally be seven (i.e., the number of days in the dividend period) and the denominator will normally be
365. If the Trust has designated a special dividend period of 365 days or more, then the numerator will be the number of days in the dividend period, and the denominator will be 360. In either case, this rate is then multiplied by $25,000 to arrive at dividends per share.

        Dividends on New Preferred Shares will accumulate from the date of their original issue. For each dividend payment period after the initial dividend period, the dividend rate will be the dividend rate determined at auction, except as provided below. The dividend rate that results from an auction will not be greater than the maximum applicable rate described below. In the case of a special dividend period for which Bid Requirements are specified, the dividend rate will not be less than the minimum applicable rate specified in the notice declaring the special dividend period. During dividend periods for which no Bid Requirements are specified, there will be no minimum applicable rate. "Bid Requirements" may include, with respect to any special dividend period of longer than 91 days, the requirement that bids be expressed as a spread over a specified reference index or reference security, any minimum applicable rate and the frequency of dividend payments during such special dividend period.

        The maximum applicable rate for any regular dividend payment period will be the applicable percentage (set forth in the table below) of the higher of (i) the 30-day "AA" Composite Commercial Paper Rate and (ii) the Taxable Equivalent of the Short-Term Municipal Bond Rate. In the case of a special dividend period, the maximum applicable rate will be the applicable percentage of the Special Dividend Period Reference Rate (which will ordinarily be specified by the Trust in the notice of the special dividend period) for such dividend payment period. The applicable percentage is determined on the day that a notice of a special dividend period is delivered if the notice specifies a maximum applicable rate for a special dividend period. The applicable percentage will be determined based on the lower of the credit rating or ratings assigned to the Preferred Shares by Moody's and S&P. If Moody's or S&P or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. If the Trust has provided notification to the auction agent prior to an auction establishing the applicable rate for a dividend period that net capital gains or other taxable income will be included in the dividend determined at such auction, the applicable percentage will be derived from the column captioned "Applicable Percentage: Notification" in the table below:



                                                        Applicable               Applicable
                 Credit Ratings                         Percentage:              Percentage:
        Moody's                    S&P                No Notification           Notification
        -------                    ---                ---------------           ------------
     "aa3" or higher          AA- or higher                110%                     150%
      "a3" to "al"              A- to A+                   125%                     160%
    "baa3" to "baal"          BBB- to BBB+                 150%                     250%
     "ba3" to "bal"            BB- to BB+                  200%                     275%
       Below "ba3"              Below BB-                  250%                     300%


        Prior to each dividend payment date, the Trust is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Trust does not intend to establish any reserves for the payment of dividends.

        Additional Dividends. Under Federal income tax rules applicable to the Trust, the Trust may, in certain circumstances, allocate net capital gains or other taxable income to a dividend paid on New Preferred Shares after the dividend has been paid (a "Retroactive Taxable Allocation"). If a Retroactive Taxable Allocation is made on the New Preferred Shares, the Trust will, in the circumstances below, pay to the holders of New Preferred Shares, out funds legally available therefor, an additional dividend. The additional dividend will be in an amount equal to the amount of taxes paid by a holder of New Preferred Shares on the Retroactive Taxable Allocation, provided that the additional dividend will be calculated:


               o without consideration being given to the time value of money;


               o assuming that no holder of New Preferred Shares is subject to the Federal alternative minimum tax with respect to dividends received from the Trust; and

               o assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of New Preferred Shares at the maximum marginal regular Federal income tax rate applicable to individuals or corporations, whichever is greater, in effect during the fiscal year in question.

Although the Trust generally intends to designate any additional dividend as an exempt-interest dividend to the extent permitted by applicable law, it is possible that all or a portion of any additional dividend will be taxable to the recipient thereof. See "Taxes." The Trust will not pay a further additional dividend with respect to any taxable portion of an additional dividend.

        An additional dividend will be paid following a Retroactive Taxable Allocation in the following circumstances:

               o if a Retroactive Taxable Allocation is made in connection with a dividend period of 28 days or fewer and the Trust did not give advanced notice of the Retroactive Taxable Allocation to the Auction Agent solely because of the redemption of all or a portion of the New Preferred Shares or the liquidation of the Trust; or

               o if a Retroactive Taxable Allocation is made in connection with a dividend period of 35 days or more.

In no other instance will the Trust be required to make payments to holders of New Preferred Shares to offset the tax effect of a Retroactive Taxable Allocation.

        The Trust will, within 90 days (and generally within 60 days) after the end of its fiscal year for which a Retroactive Taxable Allocation is made, provide notice thereof to the auction agent. The Trust will pay, out of legally available funds, any additional dividend due on all Retroactive Taxable Allocations made during the fiscal year in question, within 30 days after such notice is given to the auction agent.

        Restrictions on Dividends and Other Distributions. While the New Preferred Shares are outstanding, the Trust generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its common shares. In addition, the Trust may not call for redemption or redeem any of its common shares. However, the Trust is not confined by the above restrictions if:

               o immediately after such transaction, the Discounted Value of the Trust's portfolio would be equal to or greater than the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage (see "-- Rating Agency Guidelines and Asset Coverage" below);

               o full cumulative dividends on the New Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent;

               o any additional dividend required to be paid on or before the date of such declaration has been paid; and

               o the Trust has redeemed the full number of New Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

        The Trust generally will not declare, pay or set apart for payment any dividend on any shares of the Trust ranking, as to the payment of dividends, on a parity with New Preferred Shares unless the Trust has declared and paid or contemporaneously declares and pays full cumulative dividends on the New Preferred Shares through its most recent dividend payment date. However, when the Trust has not paid dividends in full on the New Preferred Shares through the most recent dividend payment date or upon any shares of the Trust ranking, as to the payment of dividends, on a parity with New Preferred Shares through their most recent respective dividend payment dates, the amount of dividends declared per share on New Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the New Preferred Shares and such other class or series of shares bear to each other.

        Designation of Special Dividend Periods. The Trust may, at its sole option, declare a special dividend period. To declare a special dividend period, the Trust will give notice (a "request for special dividend period") to the auction agent and to each Broker-Dealer. The notice will request that the next succeeding dividend period for such series of New Preferred Shares be a number of days (other than seven) evenly divisible by seven as specified in such notice. The Trust may not request a special dividend period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full. The Trust also must have received confirmation from Moody's and S&P or any substitute rating agency that the proposed special dividend period will not adversely affect such agency's then-current rating on the New Preferred Shares. A request for special dividend period also will specify any proposed Bid Requirements. Upon receiving a request for special dividend period, the Broker-Dealer(s) will jointly determine whether, given the factors set forth in the Articles Supplementary, it is advisable that the Trust issue a notice of special dividend period for the New Preferred Shares as contemplated by the request. If advisable, the Broker- Dealer(s) will determine the specific redemption provisions (such as the designation of a Premium Call Period or a Non- Call Period) and will give the Trust and the auction agent notice of its determination. If no Broker-Dealer objects to the notice of special dividend period, the Trust may issue such notice specifying the duration of the special dividend period, the Bid Requirements, if any, and the specific redemption provisions, if any.


REDEMPTION


        Mandatory Redemption. The Trust is required to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount and (b) the 1940 Act Preferred Shares Asset Coverage. If the Trust fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agencies that rate the New Preferred Shares, the Trust must redeem all or a portion of the New Preferred Shares. This mandatory redemption will take place on a date that the board of directors specifies out of legally available funds in accordance with the Trust's charter and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of Preferred Shares that must be redeemed in order to cure such failure will be allocated pro rata among the New Preferred Shares and the other outstanding Preferred Shares of the Trust. The mandatory redemption will be limited to the number of New Preferred Shares necessary to restore the required Discounted Value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

        Optional Redemption. The Trust, at its option, may redeem the New Preferred Shares, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on a dividend payment date at the optional redemption price per share of $25,000 per share plus an amount equal to accumulated but unpaid dividends to the date fixed for redemption, plus the premium, if any, resulting from the designation of a Premium Call Period. No New Preferred Shares may be redeemed during a Non-Call Period or if the redemption would cause the Trust to violate the 1940 Act or Maryland law. In addition, holders of New Preferred Shares may be entitled to receive additional dividends if the redemption causes the Trust to make a Retroactive Taxable Allocation.



LIQUIDATION


        If the Trust is liquidated, the holders of outstanding New Preferred Shares will receive the liquidation preference on the New Preferred Shares, plus all accumulated but unpaid dividends, plus (i) the premium, if any, resulting from the designation of a Premium Call Period and (ii) any applicable additional dividends payable before any payment is made to the common shares. The holders of New Preferred Shares will be entitled to receive these amounts from the assets of the Trust available for distribution to its shareholders. In addition, the rights of holders of New Preferred Shares to receive these amounts are subject to the rights of holders of any series or class of shares, including other series of Preferred Shares, ranking on a parity with the New Preferred Shares with respect to the distribution of assets upon liquidation of the Trust. After the payment to the holders of New Preferred Shares of the full preferential amounts as described, the holders of New Preferred Shares will have no right or claim to any of the remaining assets of the Trust.

        For purposes of the foregoing paragraph, a voluntary or involuntary liquidation of the Trust does not include:

               o the sale of all or substantially all the property or business of the Trust;

               o the merger or consolidation of the Trust into or with any other corporation; or

               o the merger or consolidation of any other corporation into or with the Trust.


RATING AGENCY GUIDELINES AND ASSET COVERAGE


        The Trust is required under guidelines of Moody's and S&P to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and S&P have each established separate guidelines for calculating Discounted Value. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of Discounted Value. The Moody's and S&P guidelines do not impose any limitations on the percentage of the Trust's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Trust's portfolio. The amount of ineligible assets included in the Trust's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of the Preferred Shares then outstanding and (b) certain accrued and projected payment obligations of the Trust.

        The Trust is also required under the 1940 Act to maintain asset coverage of at least 200% with respect to senior securities which are equity shares, including the New Preferred Shares ("1940 Act Preferred Shares Asset Coverage"). The Trust's 1940 Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required 1940 Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended. Based on the composition of the portfolio of the Trust and market conditions as of February 4, 2000, the 1940 Act Preferred Shares Asset Coverage with respect to all of the Trust's preferred shares, assuming the issuance on that date of all New Preferred Shares offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $465,500, would have been computed as follows:

   Value of Trust assets less liabilities
     not constituting senior securities         =   $ 373,895,214     =   255%
     ----------------------------------             ---------------
 Senior securities representing indebtedness        $ 146,550,000
                    plus
  liquidation value of the preferred shares

        In the event the Trust does not timely cure a failure to maintain
(a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the New Preferred Shares, the Trust will be required to redeem New Preferred Shares as described under "--Redemption--Mandatory Redemption" above.

        Pursuant to S&P guidelines, the Trust is required under its Articles Supplementary to have Deposit Securities with maturity or tender payment dates not later than the next dividend payment date for the New Preferred Shares (collectively, "Dividend Coverage Assets") and having in the aggregate a value not less than the Dividend Coverage Amount (the "Minimum Liquidity Level"). The "Dividend Coverage Amount," as of any Valuation Date, means (A) the aggregate amount of cash dividends that will accumulate on outstanding New Preferred Shares to (but not including) the next dividend payment date that follows the Valuation Date, less (B) the combined fair market value of Deposit Securities irrevocably deposited for the payment of cash dividends on New Preferred Shares. "Deposit Securities" means cash, the book value of municipal obligations sold for which payment is due within five business days and before the next Valuation Date and municipal obligations rated at least A-1 + or SP- I + by S&P, VMIG-1 or MIG-1 by Moody's. The definitions of "Deposit Securities," "Dividend Coverage Assets" and "Dividend Coverage Amount" may be changed from time to time by the Trust without shareholder approval, but only in the event the Trust receives confirmation from S&P that any such change would not impair the ratings then assigned by S&P to New Preferred Shares. The Trust needs to comply with the S&P Minimum Liquidity Level only for so long as S&P rates the New Preferred Shares. The Minimum Liquidity Level is tested as of each Valuation Date (ordinarily every Friday).


        The Trust may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the New Preferred Shares may, at any time, change or withdraw any such rating. The Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Trust pursuant to the rating agency guidelines in the event the Trust receives written confirmation from Moody's or S&P, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the New Preferred Shares.


        As recently described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the New Preferred Shares is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of New Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Trust and the Advisor and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares have not been rated by a nationally recognized statistical rating organization.


        A rating agency's guidelines will apply to New Preferred Shares only so long as the rating agency is rating the shares. The Trust will pay certain fees to Moody's and S&P for rating the New Preferred Shares.

VOTING RIGHTS

        Except as otherwise provided in this prospectus and in the statement of additional information or as otherwise required by law, holders of New Preferred Shares will have equal voting rights with holders of common shares and any other preferred shares of the Trust (one vote per share) and will vote together with holders of common shares and any other preferred shares as a single class.


        Holders of outstanding preferred shares of the Trust, including New Preferred Shares, voting as a separate class, are entitled to elect two of the Trust's directors. The remaining directors are elected by holders of common shares and preferred shares, including New Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares of the Trust, including New Preferred Shares, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, the sole remedy of holders of outstanding preferred shares of the Trust is that the number of directors constituting the board of directors will be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of preferred shares as described above, would constitute a majority of the board of directors. The holders of preferred shares of the Trust will be entitled to elect that smallest number of additional directors at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which directors are to be elected. The terms of office of the persons who are directors at the time of that election will continue. If the Trust thereafter pays in full all dividends payable on all outstanding preferred shares of the Trust, the special voting rights stated above will cease and the terms of office of the additional directors elected by the holders of the preferred shares will automatically terminate.


        As long as any preferred shares of the Trust are outstanding, the Trust will not, without the affirmative vote or consent of the holders of at least a majority of the Preferred Shares (including New Preferred Shares) outstanding at the time (voting as a separate class):


    (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of stock ranking prior to or on a parity with the Preferred Shares (including the New Preferred Shares) with respect to payment of dividends or the distribution of assets on liquidation, or increase the authorized amount of the Preferred Shares (including the New Preferred Shares) or any other preferred stock, unless, in the case of shares of preferred stock on parity with the Preferred Shares, the Trust obtains written confirmation from Moody's (if Moody's is then rating preferred shares), S&P (if S&P is then rating preferred shares) or any substitute rating agency (if any such substitute rating agency is then rating preferred shares) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the Preferred Shares) and the Trust continues to comply with Section 13 of the 1940 Act, the 1940 Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the Preferred Shares (including the New Preferred Shares) is not required;


    (b) amend, alter or repeal the provisions of the Trust's charter whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Trust's charter of holders of Preferred Shares (including the New Preferred Shares) or any other preferred stock;

    (c) authorize the Trust's conversion from a closed-end to an open-end investment company; or

    (d) amend the provisions of the Trust's charter which provide for the classification of the board of directors of the Trust into three classes, each with a term of office of three years with only one class of directors standing for election in any year (presently Article VI of the Trust's charter).


        To the extent permitted under the 1940 Act, the Trust will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Trust's charter of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. Unless a higher percentage is provided for under the Trust's charter, the affirmative vote of the holders of a majority of the outstanding preferred shares, including New Preferred Shares, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. However, to the extent permitted by the Maryland General Corporation Law, no vote of holders of common stock, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and (b) above. The holders of common shares will not be entitled to vote in respect of such matters, unless, in the case of the actions contemplated by (b) above, the action would adversely affect the contract rights of the holders of common shares expressly set forth in the Trust's charter.


        The foregoing voting provisions will not apply with respect to New Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.


                                THE AUCTION

GENERAL


        The Trust's charter provides that, except as otherwise described in this prospectus, the applicable rate for the New Preferred Shares for each dividend period after the initial dividend period will be the rate that results from an auction conducted as set forth in the Trust's charter and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell New Preferred Shares. See the Articles Supplementary included in the statement of additional information for a more complete description of the auction process.

        Auction Agency Agreement. The Trust will enter into an auction agency agreement with the auction agent (currently, Deutsche Bank Group) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for New Preferred Shares so long as the applicable rate for New Preferred Shares is to be based on the results of an auction.

        The auction agent may terminate the auction agency agreement upon notice to the Trust no earlier than 60 days after such notice. If the auction agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the auction agent provided that prior to such removal the Trust has entered into such an agreement with a successor auction agent.

        Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers selected by the Trust, which provide for the participation of those Broker-Dealers in auctions for New Preferred Shares.

        The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1%, in the case of any auction before a dividend period of 28 days or less, or a percentage agreed to by the Trust and the Broker-Dealers, in the case of any auction before a dividend period of 35 days or longer, of the purchase price of New Preferred Shares placed by a Broker-Dealer at the auction.

        The Trust may request the auction agent to terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after such termination.


AUCTION PROCEDURES


        Prior to the submission deadline on each auction date for the New Preferred Shares, each customer of a Broker- Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of New Preferred Shares may submit the following types of orders with respect to New Preferred Shares to that Broker- Dealer:

        1. Hold order--indicating its desire to hold New Preferred Shares without regard to the applicable rate for the next dividend period.

        2. Bid--indicating its desire to sell New Preferred Shares at $25,000 per share if the applicable rate for shares of such series for the next dividend period is less than the rate or spread specified in the bid.

        3. Sell order--indicating its desire to sell New Preferred Shares at $25,000 per share without regard to the applicable rate for shares of such series for the next dividend period.

        A beneficial owner of New Preferred Shares may submit different types of orders to its Broker-Dealer with respect to New Preferred Shares then held by the beneficial owner. A beneficial owner that submits a bid to its Broker- Dealer having a rate higher than the maximum applicable rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a hold order to its Broker-Dealer. However, if a beneficial owner fails to submit an order to its Broker-Dealer for an auction relating to a dividend period of more than 91 days, such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the New Preferred Shares subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional New Preferred Shares is, for purposes of such offer, a potential holder as discussed below.

        A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of New Preferred Shares but that wishes to purchase New Preferred Shares or a beneficial owner that wishes to purchase additional New Preferred Shares. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase New Preferred Shares at $25,000 per share if the applicable rate for the next dividend period is not less than the rate specified in such bid. A bid placed by a potential holder specifying a rate higher than the maximum applicable rate on the auction date will not be accepted.

        Any bid by an existing holder that specifies a spread with respect to an auction in which a spread is not included in any Bid Requirements or in which there are no Bid Requirements and an order that does not specify a spread with respect to an auction in which a spread is included in any Bid Requirements shall be treated as a sell order.

        The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They will designate themselves (unless otherwise permitted by the Trust) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Trust nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any New Preferred Shares held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of New Preferred Shares held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Trust.

        There are sufficient clearing bids in an auction if the number of shares subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate is at least equal to the number of New Preferred Shares subject to sell orders submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders. If there are sufficient clearing bids, the applicable rate for New Preferred Shares for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the New Preferred Shares available for purchase in the auction.

        If there are not sufficient clearing bids, the applicable rate for the next dividend period will be the maximum applicable rate on the auction date. If this happens, beneficial owners of New Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the outstanding New Preferred Shares are the subject of submitted hold orders, then the dividend period following the auction will automatically be the same length as the preceding dividend period. The applicable rate for the next dividend period will then be:

        o the higher of the 30-day "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short-Term Municipal Bond Rate, multiplied by

        o 1 minus the maximum marginal regular Federal individual or corporate income tax rate (whichever is higher) then applicable to ordinary income (or 90% of such rate if the Trust has provided notification to the auction agent prior to the auction establishing the applicable rate that net capital gains or other taxable income will be included in such dividend on New Preferred Shares) on the date of the auction.

        The "30-day 'AA' Composite Commercial Paper Rate" is the 30-day rate on commercial paper issued by corporations whose bonds are rated AA by S&P as made available by the Federal Reserve Bank of New York or, if such rate is not made available by the Federal Reserve Bank of New York, the arithmetical average of such rates as quoted to the auction agent by Merrill Lynch, Pierce, Fenner & Smith Incorporated or such other commercial paper dealer as may be appointed by the Trust.

        "Taxable Equivalent of the Short-Term Municipal Bond Rate" means 90% of an amount equal to the per annum rate payable on taxable bonds in order for such rate, on an after-tax basis, to equal the per annum rate payable on tax- exempt bonds issued by "high grade" issuers as determined in accordance with the procedures set forth in the Articles Supplementary.

        The auction procedures include a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of New Preferred Shares that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

        Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

        The auctions for New Preferred Shares will normally be held every Tuesday, and each subsequent dividend period will normally begin on the following Wednesday.

        Whenever the Trust intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on New Preferred Shares, the Trust will, in the case of a dividend period of 28 days or less, and may, in the case of a dividend period of 35 days or more, notify the auction agent of the amount to be so included not later than the dividend payment date before the auction date. Whenever the auction agent receives such notice from the Trust, it will be required in turn to notify each Broker-Dealer, who, on or prior to such auction date, will be required to notify its customers who are beneficial owners and potential holders believed by it to be interested in submitting an order in the auction to be held on such auction date. In the event of such notice, the Trust will not be required to pay an Additional Dividend with respect to such dividend.


SECONDARY MARKET TRADING AND TRANSFER OF NEW PREFERRED SHARES


        The Broker-Dealers are expected to maintain a secondary trading market in New Preferred Shares outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in New Preferred Shares will provide owners with liquidity of investment. The New Preferred Shares are not registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase shares in an auction for a special dividend period in which the Bid Requirements, if any, do not require a bid to specify a spread, should note that because the dividend rate on such shares will be fixed for the length of such dividend period, the value of the shares may fluctuate in response to changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction. Investors who purchase shares in an auction for a special dividend period in which the Bid Requirements require a bid to specify a spread should be aware that the value of their shares may also fluctuate and may be more or less than their original cost if sold on the open market in advance of the next auction, particularly if market spreads narrow or widen in a manner unfavorable to such purchaser's position.

        A beneficial owner or an existing holder may sell, transfer or otherwise dispose of New Preferred Shares only in whole shares and only:

               o pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

               o      to a Broker-Dealer; or

               o to such other persons as may be permitted by the Trust;

provided, however, that

               o a sale, transfer or other disposition of New Preferred Shares from a customer of a Broker- Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and

               o in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Trust) to whom such transfer is made will advise the auction agent of such transfer.




                                   TAXES

FEDERAL INCOME TAX MATTERS


        The Trust has qualified and elected, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and intends to distribute at least 90% of its net investment income (including taxable income, tax-exempt interest income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and substantially all of its net capital gain to its shareholders. The Trust will not be subject to Federal income tax on any net investment income and net capital gain that it distributes to its shareholders, but will be subject to Federal income tax at the regular corporate income tax rate on any net investment income (other than net tax-exempt interest income) that it retains.

        The Trust expects that substantially all of the Trust's dividends to the common shareholders and preferred shareholders will qualify as "exempt-interest dividends." A shareholder treats an exempt-interest dividend as interest on state and local bonds which is exempt from regular Federal income tax. Some or all of an exempt-interest dividend, however, may be subject to Federal alternative minimum tax imposed on the shareholder. Different Federal alternative minimum tax rules apply to individuals and to corporations. In addition to exempt-interest dividends, the Trust also may distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income. The Trust will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, proportionately among the common shares and Preferred Shares, including the New Preferred Shares. The Trust will, in the case of a dividend period of 28 days or less, and may, in the case of a dividend period of 35 days or more, notify holders of Preferred Shares including New Preferred Shares, in advance if it will allocate income to them that is not exempt from regular Federal income tax. In certain circumstances the Trust will make payments to such shareholders to offset the tax effects of the taxable distribution. See "Description of New Preferred Shares--Dividends and Dividend Periods-Additional Dividends."


        The sale or other disposition of common shares or Preferred Shares of the Trust will normally result in capital gain or loss to shareholders. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 39.6%, while long-term capital gains will generally be taxed at a maximum rate of 20%. Because of certain limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Trust held for six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long- term capital losses to the extent of any distribution of net capital gain received with respect to such shares. A shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Trust will be disallowed to the extent those shares of the Trust are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Trust will be adjusted to reflect the disallowed loss.


        The statement of additional information contains a more detailed summary of the Federal income tax rules that apply to the Trust and its shareholders. Legislative, judicial or administrative action may change the tax rules that apply to the Trust or its shareholders, and any such change may be retroactive. You should consult with your tax advisor about Federal income tax matters.


STATE AND LOCAL TAX MATTERS


        While exempt-interest dividends are exempt from regular Federal income tax, they may not be exempt from state or local income or other taxes. Some states exempt from state income tax that portion of any exempt-interest dividend that is derived from interest that a regulated investment company receives on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, the Trust will report annually to its shareholders the percentage of interest income the Trust earned during the preceding year on tax-exempt obligations and the Trust will indicate, on a state-by-state basis, the source of this income. You should consult with your tax advisor about state and local tax matters.



                      DETERMINATION OF NET ASSET VALUE


        The net asset value of common shares of the Trust will be computed based upon the value of the Trust's portfolio securities and other assets. Net asset value per common share of the Trust will be determined as of the close of the regular trading session on the New York Stock Exchange no less frequently than Friday of each week and the last business day of each month, provided, however, that if any such day is a holiday or determination of net asset value on such day is impracticable, the net asset value shall be calculated on such earlier or later day as determined by the Advisor. The Trust calculates net asset value per common share of the Trust by subtracting the Trust's liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares (including New Preferred Shares) of the Trust from the Trust's total assets (the value of the securities the Trust holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding.

        The Trust values its fixed income securities by using market quotations provided by pricing services, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the board of directors of the Trust. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's board of directors.



                        REPURCHASE OF COMMON SHARES


        Shares of closed-end investment companies often trade at a discount to their net asset values, and the Trust's common shares may also trade at a discount to their net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. Although the Trust's common shareholders will not have the right to have the Trust redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares at their net asset value. This may, but will not necessarily, have the effect of reducing any market discount from net asset value. See "Repurchase of Common Shares" in the statement of additional information.



                        DESCRIPTION OF CAPITAL STOCK

        The Trust is authorized to issue 200 million shares of capital stock, $.01 par value. The board of directors of the Trust is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. In connection with the offerings of New Preferred Shares described herein, the board of directors has reclassified 662 shares of unissued capital stock as New Preferred Shares.

COMMON SHARES

        The Trust has no present intention of offering any additional shares of capital stock other than New Preferred Shares as described herein. Any additional offerings of shares of capital stock, if made, will require approval by the Trust's board of directors. Any additional offering of common shares will be subject to the requirements of the 1940 Act that common shares may not be issued at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the Trust's common shareholders.




        So long as any New Preferred Shares or any other preferred shares of the Trust are outstanding, holders of common shares of the Trust will not be entitled to receive any net income of or other distributions from the Trust unless all accumulated dividends on outstanding preferred shares (including the New Preferred Shares) have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such preferred shares would be at least 200% after giving effect to such distributions. See "Description of New Preferred Shares-Dividends and Dividend Periods" for other restrictions on dividends to holders of common shares which will be applicable for so long as any preferred shares of the Trust are outstanding.

        The common shares have traded on the New York Stock Exchange (the "Exchange") since February 19, 1992 under the symbol "BKN."


        At February 4, 2000, there were 16,707,093 common shares of the Trust issued and outstanding and the net asset value per common share was $13.61 and the closing price per common share on the NYSE was $12.875.


PREFERRED STOCK

        Under the Trust's charter, the Trust is authorized to issue 200 million shares of capital stock, $.01 par value. The board of directors of the Trust is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. In connection with the offerings of New Preferred Shares described herein, the board of directors has reclassified 662 shares of unissued capital stock as New Preferred Shares. Under the 1940 Act, the Trust is permitted to have outstanding more than one series of preferred shares so long as no single series has a priority over another series as to the distribution of assets of the Trust or the payment of dividends. Holders of common shares and outstanding preferred shares of the Trust have no preemptive right to purchase any preferred shares (including the New Preferred Shares) that might be issued. It is anticipated that the net asset value per share of the New Preferred Stock will equal its original purchase price per share plus accrued dividends per share. See "Description of New Preferred Shares" for a description of the rights, preferences, privileges and other terms of the New Preferred Shares.


ANTITAKEOVER PROVISIONS OF THE CHARTER AND BY-LAWS


        The Trust presently has provisions in its charter and By-Laws (commonly referred to as "antitakeover" provisions) which may have the effect of limiting the ability of other entities or persons to acquire control of the Trust, to cause it to engage in certain transactions or to modify its structure.


        First, a director elected by the holders of capital stock (i.e., the common shares, the New Preferred Shares and any other preferred shares) or by the holders of Preferred Shares, including the New Preferred Shares, and any other preferred shares may be removed from office only for cause by vote of the holders of at least 75% of the shares of capital stock or preferred shares, as the case may be, of the Trust entitled to be voted on the matter. Second, the affirmative vote of a majority of the directors and of the holders of at least 75% of the Trust's outstanding shares of capital stock entitled to be voted on the matter, voting as a single class, and the affirmative vote of a majority of outstanding preferred shares, voting as a separate class, will be required to authorize the Trust's conversion from a closed-end to an open-end investment company, which conversion would result in delisting of the common shares from the NYSE. Conversion to an open-end investment company would require redemption of all outstanding preferred shares of the Trust. Third, the board of directors is classified into three classes, each with a term of three years with only one class of directors standing for election in any year. Such classification may prevent replacement of a majority of the directors for up to a two year period. The affirmative vote of at least 75% of the Trust's outstanding shares of capital stock entitled to be voted on the matter, voting as a single class, and the affirmative vote of a majority of outstanding preferred shares, voting as a separate class will be required to amend the charter or By-Laws to change any of the foregoing provisions.

        In addition, under the Trust's charter, the Trust has elected to be subject to provisions of the Maryland General Corporation Law that generally provide that, unless an exemption is available, certain mergers, consolidations, shares exchanges, asset sales, stock issuances, liquidations or dissolutions, recapitalizations, and other transaction with a beneficial owner of 10% or more of the voting power of a Maryland corporation (an "interested stockholder") or any affiliate of an interested stockholder are prohibited for a period of five years following the most recent date on which the interested stockholder became an interested stockholder. Thereafter, such a business combination must be recommended by the board of directors and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by outstanding shares of voting stock of the corporation and (ii) 662/3% of the votes entitled to be cast by holders of voting stock other than voting stock held by the interested stockholder who is (or whose affiliate is) a party to the business combination or an affiliate or associate of the interested stockholder (with dissenting stockholders having certain appraisal rights), unless certain value and other standards are satisfied or some other statutory exemption is available. The vote specified in the preceding sentence will be required to amend the charter to change the provisions subjecting the Trust to the provisions of the Maryland General Corporation Law discussed above.


        The percentage of votes required under these provisions, which are greater than the minimum requirements under Maryland law absent the elections described above or in the 1940 Act, will make more difficult a change in the Trust's business or management and may have the effect of depriving holders of common shares of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. The Trust's board of directors, however, has considered these antitakeover provisions and believes they are in the best interests of shareholders.


                                 CUSTODIAN

        The Trust's securities and cash are held under a Custodial Agreement with State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts.


                                UNDERWRITING

        Subject to the terms and conditions of the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the Trust has agreed to sell to such underwriter, the number of New Preferred Shares set forth opposite the name of such underwriter.



                                                  Number of
                                                  Series T7
        Name                                   Preferred Shares
--------------------                         --------------------









               Total ........................               2,660
                                                   ==============

        The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the New Preferred Shares if they purchase any of the shares. In the underwriting agreement, the Trust and the Advisor have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute payments the underwriters may be required to make for any of those liabilities.

        The underwriters,_______________, propose to initially offer some of the New Preferred Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the New Preferred Shares to certain dealers at the public offering price less a concession not in excess of $ per share. The sales load the Trust will pay of per share is equal to % of the initial offering price. The underwriters may allow, and such dealers may reallow, a concession not in excess of $ per share on sales to certain other dealers. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any New Preferred Shares purchased in the initial public offering on or before , 2000.


        The Trust anticipates that the underwriters may from time to time act as brokers or dealers in executing the Trust's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Trust.


        The Trust anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction." Each of the underwriters engages in transactions with, and perform services for, the Trust in the ordinary course of business.



                          TRANSFER AGENT, DIVIDEND
                       DISBURSING AGENT AND REGISTRAR

        The transfer agent, dividend disbursing agent and registrar for the New Preferred Shares will be Deutsche Bank Group, 4 Albany Street, New York, New York. The transfer agent, dividend disbursing agent and registrar for the common shares of the Trust is State Street Bank and Trust Company.


                               LEGAL OPINIONS

        Certain legal matters in connection with the New Preferred Shares offered hereby will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York and for the Underwriters by Simpson Thacher & Bartlett, New York, New York. Such counsel will rely, as to matters of Maryland law, on the opinion of Miles & Stockbridge, Baltimore, Maryland.


                                  EXPERTS


        The data in the "Financial Highlights" section of this prospectus are based upon financial statements that have been audited by Deloitte & Touche LLP, Two World Center, New York, New York, independent auditors, as indicated in their reports with respect thereto, and are incorporated by reference herein in reliance on their reports given on their authority as experts in auditing and accounting.



                          REPORTS TO STOCKHOLDERS

        The Trust sends unaudited semiannual reports and audited annual reports, including a list of investments held, to stockholders.


                           AVAILABLE INFORMATION


        The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and the SEC's New York Regional Office, Seven World Trade Center, New York, New York 10048 and its Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661. Reports, proxy statements and other information concerning the Trust can also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.


        Additional information regarding the Trust and the New Preferred Shares is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Trust with the SEC. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

        A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Registration Statement, other documents incorporated by reference, and other information the Trust has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.



                         TABLE OF CONTENTS FOR THE
                    STATEMENT OF ADDITIONAL INFORMATION

                                                                         Page

INVESTMENT OBJECTIVE AND POLICIES.........................................S-2
INVESTMENT POLICIES AND TECHNIQUES........................................S-4
MANAGEMENT OF THE TRUST...................................................S-7
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................S-12
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS
  FOR NEW PREFERRED SHARES...............................................S-13
REPURCHASE OF COMMON SHARES..............................................S-14
TAX MATTERS..............................................................S-15
FINANCIAL STATEMENTS.....................................................S-19
ADDITIONAL INFORMATION...................................................S-19
APPENDIX A - GENERAL CHARACTERISTICS AND RISKS
  OF HEDGING TRANSACTIONS................................................A-1
APPENDIX B-1 - ARTICLES OF AMENDMENT.....................................B-1-1
APPENDIX B-2 - ARTICLES OF AMENDMENT.....................................B-2-1
APPENDIX B-3 - ARTICLES SUPPLEMENTARY....................................B-3-1




                                 APPENDIX A
                         TAX EQUIVALENT YIELD TABLE


        The table below gives the approximate yield a security must earn at various income brackets to produce after- tax yields equivalent to those of tax-exempt bonds yielding from 4% to 6% under the regular Federal income tax law and tax rates applicable to individuals for 2000.



           (TAXABLE INCOME*)                                    TAX EXEMPT YIELD OF:
---------------------------------------    MARGINAL   ----------------------------------------
                                            INCOME      4%   4.5%     5%      5.5%      6%
   SINGLE RETURN        JOINT RETURN      TAX BRACKET IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
--------------------  -----------------   ----------- ----------------------------------------
       Up to $26,250        Up to $43,850   15.00%    4.71%  5.29%   5.88%     6.47%  7.06%

   $26,251 - $63,550   $43,851 - $105,950   28.00     5.56   6.25    6.94      7.64   8.33

  $63,551 - $132,600  $105,951 - $161,450   31.00     5.80   6.52    7.25      7.97   8.70

 $132,601 - $288,350  $161,451 - $288,350   36.00     6.25   7.03    7.81      8.59   9.38

       Over $288,350        Over $288,350   39.60     6.62   7.45    8.28      9.11   9.93

---------------
* Net amount subject to Federal personal income tax after deductions and exemptions.


        The above indicated Federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for individual taxpayers with adjusted gross income in excess of $128,950. The tax brackets also do not show the effects of the phaseout of personal exemptions for single filers with adjusted gross income in excess of $128,950 and joint filers with adjusted gross income in excess of $193,400. The effective tax brackets and equivalent taxable yields of those taxpayers will be higher than those indicated above.

        Yields shown are for illustration purposes only and are not meant to represent the Trust's actual yield. No assurance can be given that the Trust will achieve any specific tax-exempt yield. While it is expected that the Trust will invest principally in obligations the interest from which is exempt from the regular Federal income tax, other income received by the Trust may be taxable. The table does not take into account state or local taxes, if any, payable on Trust distributions. It should also be noted that the interest earned on certain "private activity bonds", while exempt from the regular Federal income tax, is treated as a tax preference item which could subject the recipient to the Federal alternative minimum tax. The illustrations assume that the Federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

        The information set forth above is as of the date of this prospectus. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above. Investors should consult their tax advisor for additional information.





==============================================================================





                                $16,550,000


                      THE BLACKROCK INVESTMENT QUALITY
                            MUNICIPAL TRUST INC.


                   AUCTION RATE MUNICIPAL PREFERRED STOCK

                           662 SHARES, SERIES T7






                           ---------------------

                                 PROSPECTUS

                                      , 2000
                           ---------------------






==============================================================================


[FLAG]

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                    SUBJECT TO COMPLETION, DATED ____________,2000

           THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.

                    STATEMENT OF ADDITIONAL INFORMATION


The BlackRock Investment Quality Municipal Trust Inc. (the "Trust") is a closed-end, diversified management investment company. This statement of additional information relating to New Preferred Shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating hereto dated ________ __, 2000. This statement of additional information does not include all information that a prospective investor should consider before purchasing New Preferred Shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (888) 825-2257. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings given to them in the prospectus or the Articles Supplementary and Articles of Amendment attached to this Statement of Additional Information as Appendices B-1, B-2 and B-3.



                             TABLE OF CONTENTS

                                                                        Page

INVESTMENT OBJECTIVE AND POLICIES........................................S-2
INVESTMENT POLICIES AND TECHNIQUES.......................................S-4
MANAGEMENT OF THE TRUST..................................................S-7
PORTFOLIO TRANSACTIONS AND BROKERAGE....................................S-12
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS
  FOR NEW PREFERRED SHARES..............................................S-13
REPURCHASE OF COMMON SHARES.............................................S-14
TAX MATTERS.............................................................S-15
FINANCIAL STATEMENTS....................................................S-19
ADDITIONAL INFORMATION..................................................S-19
APPENDIX A  - GENERAL CHARACTERISTICS AND RISKS
  OF HEDGING TRANSACTIONS................................................A-1
APPENDIX B-1 - ARTICLES OF AMENDMENT...................................B-1-1
APPENDIX B-2 - ARTICLE OF AMENDMENT....................................B-2-1
APPENDIX B-3 - ARTICLES SUPPLEMENTARY..................................B-3-1




    This statement of additional information is dated _______ __ , 2000.




                     INVESTMENT OBJECTIVE AND POLICIES


        Although the Trust does not ordinarily invest in municipal obligations subject to the Federal alternative minimum tax ("AMT") and expects that no more than 20% of its assets will be invested in municipal obligations subject to such tax at any time, all or a portion of the Trust's dividends may be subject to the Federal alternative minimum tax. New Preferred Shares therefore may not be a suitable investment for investors who are subject to the Federal alternative mimimum tax or who would become subject to such tax by purchasing New Preferred Shares. The suitability of an investment in New Preferred Shares will depend upon a comparison of the after-tax yield likely to be provided from the Trust with that from comparable tax-exempt investments not subject to the Federal alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. See "Tax Matters."


        The types of municipal obligations in which the Trust may invest include general obligation bonds, revenue bonds, municipal lease obligations, installment purchase contract obligations, variable and floating rate obligations, zero coupon securities, tax-exempt notes and municipal commercial paper.

        The two principal classifications of municipal obligations are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development, private activity and pollution control bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. There are, of course, depending on numerous factors, variations in the quality of municipal obligations both within a particular classification and between classifications.

        Also included within the general category of municipal obligations are certain lease obligations or installment purchase contract obligations and participations therein (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. Interest on lease obligations is tax- exempt to the same extent as if the municipality had issued debt obligations to finance the underlying project or purchase. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds and some lease obligations may be illiquid. Although "non-appropriation" lease obligations are generally secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear. The Trust does not intend to invest more than 10% of its total assets in lease obligations that contain "non-appropriation" clauses.


        The Trust invests a portion of its assets in municipal obligations that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." Although the specific terms of these municipal obligations may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. This use of a designated factor in the calculation of additional interest effectively multiplies the underlying principal amount of these municipal obligations and the Trust will attempt under normal market conditions to purchase a sufficient amount of these securities so that the "notional principal" on which any additional interest is calculated is equal to at least 100% of the liquidation preference of the Trust's outstanding Preferred Shares. The Advisor believes that during periods of sharp increases in short-term interest rates, the total coupon rate payable on these municipal obligations frequently would exceed prevailing short-term interest rates. The additional interest component of the coupon rate of these municipal obligations generally expires before the maturity of the underlying instrument. These municipal obligations may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features. Under normal market conditions, the Trust invests approximately 15-25% of its total assets in these municipal obligations. There can be no assurance that these securities will continue to be available at current levels or otherwise, and they may be subject to greater volatility than other municipal obligations.


        Certain municipal obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index. Accordingly, the yield on such obligations can be expected to fluctuate with changes in prevailing interest rates.

        Other municipal obligations include zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon municipal obligations may be created by investment banks under proprietary programs in which they strip the interest component from the principal component and sell both separately. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

        The Trust may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon municipal obligations described above. Although under the terms of a custodial receipt, the Trust typically would be authorized to assert its rights directly against the issuer of the underlying obligations, the Trust could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Trust may be subject to delays, expenses and risks that are greater than those that would have been involved if the Trust had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

        The Trust may also invest in municipal obligations the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a residual interest rate based on the difference between the total interest paid by the issuer on the municipal obligation and the auction rate paid on the Auction Component. The Trust may purchase both Auction and Residual Components.

        Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal obligation having similar credit quality, redemption provisions and maturity.

        The term municipal obligations also includes obligations, such as tax-exempt notes, municipal commercial paper and municipal lease obligations, having relatively short-term maturities.

INVESTMENT RESTRICTIONS


        The Trust's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Trust's outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares (including common shares, New Preferred Shares and any other outstanding preferred shares) or (b) 67% or more of the shares (including common shares and New Preferred Shares and any other outstanding preferred shares) represented at a meeting at which more than 50% of the outstanding shares (including common shares and New Preferred Shares and any other outstanding preferred shares) are represented) and the approval of the holders of a majority of New Preferred Shares and any other outstanding preferred shares voting separately as a class. All other investment policies or practices are considered by the Trust not to be fundamental and accordingly may be changed without stockholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at a time a transaction is effected, later changes in the percentage resulting from changing market values will not be considered a deviation from policy. The Trust may not:


               (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at time of purchase) in the outstanding securities of any other issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof or other investment companies;

               (2) invest 25% of more of the value of its total assets in any one industry provided that such limitation shall not be applicable to municipal obligations other than those municipal obligations backed only by assets and revenues of non-governmental users;

               (3) issue senior securities other than (a) preferred shares not in excess of the excess of 50% of its total assets over any senior securities described in clause (b) below that are outstanding, (b) senior securities other than preferred shares (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) not in excess of 331/3% of its total assets, and (c) borrowings up to 5% of its total assets for temporary purposes without regard to the amount of senior securities outstanding under clauses (a) and (b) above; provided, however, that the Trust's obligations under interest rate swaps, when issued and forward commitment transactions and similar transactions are not treated as senior securities if covering assets are appropriately segregated; or pledge its assets other than to secure such issuances or in connection with Hedging Transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. For purposes of clauses (a), (b) and (c) above, "total assets" shall be calculated after giving effect to the net proceeds of any such issuance and net of any liabilities and indebtedness that do not constitute senior securities except for such liabilities and indebtedness as are excluded from treatment as senior securities by the proviso to this item (3);

               (4) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Trust's investment objective and policies or the acquisition of securities subject to repurchase agreements;

               (5) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Trust may be deemed to be an underwriter;

               (6) invest for the purpose of exercising control over any issuer, except that the Trust may control a portfolio subsidiary;

               (7) purchase or sell real estate or interests therein other than municipal obligations secured by real estate or interests therein;

               (8) purchase or sell commodities or commodity contracts except for purposes, and only to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool; or

               (9) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust's total assets and the Trust's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class.

        The Trust has no intention to file a voluntary application for relief under Federal bankruptcy law of any similar application under state law for as long as the Trust is solvent and does not foresee becoming insolvent.


                     INVESTMENT POLICIES AND TECHNIQUES

        The following information supplements the discussion of the Trust's investment objective, policies and techniques that are described in the prospectus.

HEDGING TRANSACTIONS

        The following descriptions of types of hedging transactions in which the Trust may engage supplements the information in the prospectus under the caption "Other Investment Practices -- Hedging." For additional information, see Appendix A "General Characteristics and Risks of Hedging Transactions."

        Interest Rate Transactions. Among the Hedging Transactions into which the Trust may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions as a hedge and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.


        The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities, and will usually enter into interest rate-swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. Inasmuch as these Hedging Transactions are entered into for good faith hedging purposes, the Advisor and the Trust believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.


        Futures Contracts and Options on Futures Contracts. In connection with its hedging and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities, financial indices, and U.S. Government debt securities or options on the foregoing to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Trust will engage in such transactions only for bona fide hedging, risk management and other appropriate portfolio management purposes, in each case, in accordance with the rules and regulations of the Commodity Futures Trading Commission.

        Calls on Securities Indices and Futures Contracts. In order to enhance income or reduce fluctuations in net asset value, the Trust may sell or purchase call options ("calls") on municipal obligations and indices based upon the prices of debt securities that are traded on US. securities exchanges and in the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold an instrument which it might otherwise have sold. The purchase of a call gives the Trust the right to buy the underlying instrument or index at a fixed price. Calls on futures contracts on municipal obligations written by the Trust must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

        Puts on Securities Indices and Futures Contracts. As with calls, the Trust may purchase put options ("puts") on municipal obligations (whether or not it holds such securities in its portfolio). For the same purposes the Trust may also sell puts on municipal obligations financial indices and puts on futures contracts on municipal obligations if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying instrument or index at higher than the current market price.


        The principal risks relating to the use of Hedging Transactions are: (i) less than perfect correlation between the prices of the hedging instrument and the market value of the securities in the Trust's portfolio;
(ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by the Advisor; and (iv) the obligation to meet additional variation margin or other payment requirements. See Appendix A "General Characteristics and Risks of Hedging Transactions."


        Certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), may restrict or affect the ability of the Trust to engage in Hedging Transactions. See "Tax Matters" and the prospectus.

OTHER INVESTMENT POLICIES AND TECHNIQUES

        Restricted and Illiquid Securities. Certain of the Trust's investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.


        Repurchase Agreements. The Trust may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Trust from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Trust is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Trust may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Trust's board of directors ("Qualified Institutions"). The Advisor will monitor the continued creditworthiness of Qualified Institutions, subject to the supervision of the Trust's board of directors. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Trust to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.


        The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Trust will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Trust's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Trust may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Trust may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

        Reverse Repurchase Agreements. The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein and in the prospectus. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may establish and maintain a segregated account with its custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

        If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

        When-Issued and Forward Commitment Securities. The Trust may purchase municipal obligations on a "when- issued" basis and may purchase or sell municipal obligations on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued municipal obligation prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will segregate with the custodian cash or liquid high grade debt securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

        Borrowings. Although it has no present intention of doing so, the Trust receives the right to borrow funds to the extent permitted as described under the caption "Investment Objective and Policies -- Investment Restrictions." The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investing and repurchases of capital stock of the Trust. Borrowing is a form of leverage and, in that respect, entails risks, including volatility in net asset value, market value and income available for distribution.


        Lending of Securities. The Trust may lend its portfolio securities to Qualified Institutions. By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the 1940 Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by the Trust at any time and (iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 331/3% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Advisor, and will be considered in making decisions with respect to lending of securities, subject to review by the Trust's board of directors.


        The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's board of directors. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

        Zero Coupon Bonds. The Trust may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Trust accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.


                          MANAGEMENT OF THE TRUST


        The officers of the Trust manage its day to day operations. The officers are directly responsible to the Trust's board of directors which sets broad policies for the Trust and chooses its officers. The following is a list of the directors and officers of the Trust and a brief statement of their present positions and principal occupations during the past five years. Directors who are interested persons of the Trust (as defined in the 1940 Act) are denoted by an asterisk (*). The business address of the Advisor is 400 Bellevue Parkway, Wilmington, Delaware 19809. The business address of the Trust and its board members and officers is 345 Park Avenue, New York, New York 10154, unless specified otherwise below. The directors listed below are either trustees or directors of other closed-end funds in which BlackRock Advisors or an affiliate acts as investment advisor.


                                                Principal Occupation
                                                 During the Past Five
Name and Address               Title        Years and Other Affiliations
----------------               -----        ----------------------------
Andrew F. Brimmer              Director     President of Brimmer & Company,
4400 MacArthur Blvd., N.W.                  Inc., a Washington, D.C. based
Suite 302                                   economic and financial consulting
Washington, DC 20007                        firm.  Director of CarrAmerica
Age:  72                                    Realty Corporation and Borg-Warner
                                            Automotive. Formerly member of
                                            the Board of Governors of the
                                            Federal Reserve System.
                                            Formerly Director of AirBorne
                                            Express, BankAmerica
                                            Corporation (Bank of America),
                                            BellSouth Corporation, College
                                            Retirement Equities Fund
                                            (Trustee), Commodity Exchange,
                                            Inc. (Public Governor),
                                            Connecticut Mutual Life
                                            Insurance Company, E.I. duPont
                                            de Nemours & Company, Equitable
                                            Life Assurance Society of the
                                            United States, Gannett Company
                                            (publishing), MNC Financial
                                            Corporation (American Security
                                            Bank), NMC Capital Management,
                                            Navistar International
                                            Corporation (truck
                                            manufacturing), and UAL
                                            Corporation (United Airlines).

Richard E. Cavanagh            Director     President and Chief Executive
845 Third Avenue                            Officer of The Conference Board,
New York, NY 10022                          Inc., a leading global business
Age:  52                                    membership organization, from
                                            1995-present. Former Executive Dean
                                            of the John F. Kennedy School
                                            of Government at Harvard
                                            University from 1988-1995.
                                            Acting Director, Harvard Center
                                            for Government (1991-1993).
                                            Formerly Partner (principal) of
                                            McKinsey & Company, Inc.
                                            (1980-1988). Former Executive
                                            Director of Federal Cash
                                            Management, White House Office
                                            of Management and Budget
                                            (1977-1979). Co-author, THE
                                            WINNING PERFORMANCE (best
                                            selling management book
                                            published in 13 national
                                            editions). Trustee, Wesleyan
                                            University, Drucker Foundation,
                                            Educational Testing Services
                                            (ETS) and Airplanes Group,
                                            Aircraft Finance Trust (AFT).
                                            Director, Arch Chemicals
                                            (chemicals), Fremont Group
                                            (investments) and The Guardian
                                            Life Insurance Company of
                                            America (insurance).

Kent Dixon                     Director     Consultant/Investor.  Former
9495 Blind Pass Road                        President and Chief Executive
Unit #602                                   Officer of Empire Federal Savings
St. Petersburg, FL 33706                    Bank of America and Banc PLUS
Age:  61                                    Savings Association, former
                                            Chairman of the Board,
                                            President and Chief Executive
                                            Officer of Northeast Savings.
                                            Former Director of ISFA (the
                                            owner of INVEST, a national
                                            securities brokerage service
                                            designed for banks and thrift
                                            institutions).

Frank J. Fabozzi               Director     Consultant.  Editor of THE
858 Tower View Circle                       JOURNAL OF PORTFOLIO MANAGEMENT
New Hope, PA 18938                          and Adjunct Professor of Finance
Age:  50                                    at the School of Management at
                                            Yale University. Director,
                                            Guardian Mutual Trusts Group.
                                            Author and editor of several
                                            books on fixed income portfolio
                                            management. Visiting Professor
                                            of Finance and Accounting at
                                            the Sloan School of Management,
                                            Massachusetts Institute of
                                            Technology from 1986 to August
                                            1992.


Laurence D. Fink*              Director     Chairman and Chief Executive
Age:  47                                    Officer of BlackRock Financial
                                            Management, Inc., BlackRock
                                            Advisors, Inc. and BlackRock Inc.
                                            Formerly a Managing Director of
                                            The First Boston Corporation,
                                            member of its Management
                                            Committee, co-head of its
                                            Taxable Fixed Income Division
                                            and head of its Mortgage and
                                            Real Estate Products Group
                                            (December 1980-March 1988).
                                            Currently, Chairman of the
                                            board and Director of each of
                                            BlackRock Financial Management,
                                            Inc.'s Trusts and Anthracite
                                            Capital, Inc. Trustee of New
                                            York University Medical Center,
                                            Dwight Englewood School,
                                            National Outdoor Leadership
                                            School and Phoenix House. A
                                            Director of VIMRx
                                            Pharmaceuticals, Inc. and
                                            Innovir Laboratories, Inc.


James Clayburn LaForce, Jr.    Director     Dean Emeritus of The John E.
P.O. Box 1595                               Anderson Graduate School of
Pauma Valley, CA 92061                      Management, University of
Age:  69                                    California since July 1, 1993.
                                            Director, Jacobs Engineering
                                            Group, Inc., Rockwell
                                            International Corporation,
                                            Payden & Rygel Investment
                                            Trusts (investment companies),
                                            Timken Company (roller bearing
                                            and steel) and Motor Cargo
                                            Industries (transportation).
                                            Acting Dean of The School of
                                            Business, Hong Kong University
                                            of Science and Technology
                                            1990-1993. From 1978 to
                                            September 1993, Dean of The
                                            John E. Anderson Graduate
                                            School of Management,
                                            University of California.

Walter F. Mondale              Director     Partner, Dorsey & Whitney, a law
220 South Sixth Street                      firm (December 1996-present,
Minneapolis, MN 55402                       September 1987-August 1993).
Age:  71                                    Formerly U.S. Ambassador to Japan
                                            (1993-1996). Formerly Vice
                                            President of the United States,
                                            U.S. Senator and Attorney
                                            General of the State of
                                            Minnesota. 1984 Democratic
                                            Nominee for President of the
                                            United States.


Ralph L. Schlosstein*          Director     President of BlackRock Financial
Age:  48                       and          Management, Inc., BlackRock
                               President    Advisors, Inc. and BlackRock Inc.
                                            Formerly a Managing Director of
                                            Lehman Brothers, Inc. and
                                            co-head of its Mortgage and
                                            Savings Institutional Group.
                                            Currently President of each of
                                            the closed-end funds in which
                                            BlackRock Advisors, Inc. acts
                                            as investment advisor. Trustee
                                            of Denison University and New
                                            Visions for Public Education in
                                            New York City. A Director of
                                            the Pulte Corporation and a
                                            member of the Visiting Board of
                                            Overseers of the John F.
                                            Kennedy School of Government at
                                            Harvard University.

Keith T. Anderson              Vice         Managing Director of BlackRock
Age:  40                       President    Advisors, Inc., since January 1991.
                                            Managing Director of BlackRock
                                            Financial Management, Inc.
                                            since January 1991. Director of
                                            BlackRock Financial Management,
                                            Inc. from April 1988 to January
                                            1991. From February 1987 to
                                            April 1988, Vice President at
                                            The First Boston Corporation in
                                            the Fixed Income Research
                                            Department. Previously Vice
                                            President and Senior Portfolio
                                            Manager at Criterion Investment
                                            Management Company (now
                                            Nicholas-Applegate).

Henry Gabbay                   Treasurer    Managing Director of BlackRock
Age:  52                                    Advisors, Inc. since January 1990.
                                            Managing Director of BlackRock
                                            Financial Management, Inc.
                                            since January 1990. Director of
                                            BlackRock Financial Management,
                                            Inc. from February 1989 to
                                            January 1990. From September
                                            1984 to February 1989, Vice
                                            President at The First Boston
                                            Corporation.

Robert S. Kapito               Vice         Vice Chairman of BlackRock
Age:  42                       President    Advisors, Inc. since March 1988.
                                            Vice Chairman of BlackRock
                                            Financial Management, Inc.
                                            since March 1988. Formerly Vice
                                            President the First Boston
                                            Corporation in the Mortgage
                                            Products Group (from December
                                            1985 to March 1988).


James Kong                     Assistant    Managing Director of BlackRock
Age:  39                       Treasurer    Financial Management, Inc. since
                                            January 1996. Director of
                                            BlackRock Financial Management,
                                            Inc. from January 1993 to
                                            January 1996. Vice President
                                            and Associate of BlackRock
                                            Financial Management, Inc. from
                                            January 1991 and April 1989 to
                                            January 1993 and January 1991,
                                            respectively. From April 1987
                                            to April 1989, Assistant Vice
                                            President at The First Boston
                                            Corporation in the CMO/ABO
                                            Administration Department.
                                            Previously affiliated with
                                            Deloitte Haskins & Sells (now
                                            Deloitte & Touche LLP).


Karen H. Sabath                Secretary    Managing Director of BlackRock
Age:  34                                    Advisors, Inc. and BlackRock
                                            Financial Management, Inc.
                                            since January 1993. Vice
                                            President and Associate of
                                            BlackRock Financial Management,
                                            Inc. from January 1989 and
                                            August 1988 to January 1993 and
                                            January 1989, respectively.
                                            From June 1986 to July 1988,
                                            Associate at The First Boston
                                            Corporation in the Mortgage
                                            Finance Department. From August
                                            1988 to December 1992,
                                            Associate Vice President of
                                            BlackRock Advisors.


Michael C. Huebsch             Vice         Managing Director of BlackRock
Age:  41                       President    Financial Management, Inc. since
                                            January 1991. Director of
                                            BlackRock Financial Management,
                                            Inc. from January 1989 to
                                            January 1991. From July 1985 to
                                            January 1989, Vice President at
                                            The First Boston Corporation in
                                            the Fixed Income Research
                                            Department.

Kevin Klingert                 Vice         Managing Director of BlackRock
Age:  37                       President    Advisors Inc. since January 1996.
                                            Managing Director of BlackRock
                                            Financial Management, Inc.
                                            since January 1996. Director of
                                            BlackRock Financial Management,
                                            Inc. from January 1994 to
                                            January 1996. Vice President of
                                            BlackRock Financial Management,
                                            Inc. from October 1991 to
                                            January 1994. From March 1985
                                            to October 1991, Assistant Vice
                                            President at Merrill Lynch,
                                            Pierce, Fenner & Smith in the
                                            Unit Investment Trust
                                            Department.


Richard Shea, Esq.             Vice         Effective January 2000 Managing
Age:  40                       President    Director of BlackRock Financial
                                            Management, Inc. Director of
                                            BlackRock Financial Management,
                                            Inc. from January 1996 to
                                            January 2000. Vice President of
                                            BlackRock Financial Management,
                                            Inc. from February 1993 to
                                            January 1996. From December
                                            1988 to February 1993,
                                            Associate Vice President and
                                            Tax Counsel at Prudential
                                            Securities Incorporated. From
                                            August 1984 to December 1988,
                                            Senior Tax Specialist at
                                            Laventhol & Horwath.


        As of February 4, 2000, no person is known to the Trust to own of record or beneficially 5% or more of the outstanding common shares or preferred shares, except Cede & Co., Bowling Green Station, P.O. Box 20, New York, NY 10274-0020, which owned of record all of the outstanding common and preferred shares.


        Laurence D. Fink and Ralph L. Schlosstein serve as members of the executive committee of the board of directors. The executive committee, which meets between regular meetings of the board of directors, is authorized to exercise all of the powers of the board of directors except as otherwise set forth in the charter.


        The Trust has an Audit Committee consisting of those directors who are not interested persons of the Advisor.

        No officer or employee of the Trust receives any compensation from the Trust for serving as an officer or director of the Trust. The Trust pays each director who is not an "interested person" of the Trust (as defined in the 1940 Act) $6,000 per year plus $1,500 per board meeting attended in person or by telephone for travel and out-of-pocket expenses.


        The aggregate estimated compensation received by each current director of the Trust for the fiscal year ending December 31, 1999 and the aggregate estimated compensation to be received by each current director/trustee of the BlackRock family of funds for the fiscal year ending December 31, 1999 as a whole are estimated as follows:


                                  1999 Estimated
                                     Aggregate            Estimated Total Compensation from
                                 Compensation From              the Trust and Fund
Name of Board Member                   Trust              Complex Paid to Board Member*
--------------------                   -----              -----------------------------

Andrew R. Brimmer                    $8,940                         $160,000
Richard E. Cavanagh                  $8,940                         $160,000
Kent Dixon                           $8,940                         $160,000
Frank J. Fabozzi                     $8,940                         $160,000
Laurence D. Fink                        N/A                              N/A
James Grosfeld**                     $8,019                         $140,000
James Clayburn LaForce, Jr.          $8,940                         $160,000
Ralph L. Schlosstein                    N/A                              N/A
Walter F. Mondale                    $8,940                         $160,000

   *      The BlackRock family of funds consists of 22 closed-end funds.
          Total compensation from the Trust and Trust complex paid to each board member is capped at $160,000; Director fees paid by the
          Trust may be reduced based on the Trust's relative net asset value in the event that the cap is applicable.
   **     Resigned on November 17, 1999.



                    PORTFOLIO TRANSACTIONS AND BROKERAGE


        The Advisor is responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Trust invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of debt securities on a stock exchange are effected through brokers who charge a commission for their services.

        The Advisor is responsible for effecting securities transactions of the Trust and will do so in a manner deemed fair and reasonable to shareholders of the Trust and not according to any formula. The Advisor's primary considerations in selecting the manner of executing securities transactions for the Trust will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the amount of difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Advisor, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Trust. However, it is not the policy of the Advisor, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

        The Advisor is able to fulfill its obligations to furnish a continuous investment program to the Trust without receiving such information from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisor, and does not reduce the Advisor's normal research activities in rendering investment advice. It is possible that the Advisor's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

        One or more of the other investment companies or accounts which the Advisor manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of directors that this advantage, when combined with the other benefits available due to the Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.


        Although the investment management agreement contains no restrictions on portfolio turnover, it is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Trust will be less than 200% excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.


                     ADDITIONAL INFORMATION CONCERNING
                   THE AUCTIONS FOR NEW PREFERRED SHARES

GENERAL


        Auction Agency Agreement. The Trust will enter into an auction agency agreement with the auction agent (currently, Deutsche Bank Group) which provides, among other things, that the auction agent will follow the auction procedures for purposes of determining the applicable rate for the New Preferred Shares so long as the applicable rate for such shares is to be based on the results of an auction.

        Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into broker-dealer agreements with several Broker-Dealers selected by the Trust, which provide for the participation of those Broker- Dealers in auctions for New Preferred Shares.

        Securities Depository. The Depository Trust Company will act as securities depository for the Agent Members with respect to the New Preferred Shares. One certificate for all of the New Preferred Shares will be registered in the name of Cede & Co., as nominee of DTC. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of New Preferred Shares contained in the Articles Supplementary. The Trust will also issue stop-transfer instructions to the transfer agent for New Preferred Shares. Prior to the commencement of the right of holders of preferred shares of the Trust to elect a majority of the Trust's directors, as described under "Description of New Preferred Shares-Voting Rights" in the prospectus, Cede & Co. will be the holder of record of all shares of the New Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.


        DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in New Preferred Shares, whether for its own account or as a nominee for another person. Additional information concerning DTC and the DTC depository system is included as an Exhibit to the Registration Statement of which this statement of additional information forms a part.

CONCERNING THE AUCTION AGENT


        The auction agent will act as agent for the Trust in connection with auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement and will not be liable for any error of judgment made in good faith unless the auction agent will have been negligent in ascertaining the pertinent facts.

        The auction agent may rely upon, as evidence of the identities of the existing holders of New Preferred Shares, the auction agent's registry of existing holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Trust) with respect to transfers described under "The Auction" in the prospectus and notices from the Trust. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such auction.

        The auction agent may terminate the auction agency agreement upon notice to the Trust on a date no earlier than 60 days after such notice. If the auction agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the auction agent provided that prior to such removal the Trust shall have entered into such an agreement with a successor auction agent.


BROKER-DEALERS


        The auction agent after each auction for New Preferred Shares will pay to each Broker-Dealer, from funds provided by the Trust, a service charge at the annual rate of 0.25% in the case of any auction immediately preceding a dividend period of 28 days or less, or a percentage agreed to by the Trust and the Broker-Dealers in the case of any auction immediately preceding a dividend period of 35 days or longer, of the purchase price of shares of New Preferred Shares placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, New Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the auction agent by the Broker-Dealer and were acquired by such Broker- Dealer for its own account or were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in such existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential holder that resulted in such potential holder purchasing such shares as a result of the auction or (iii) a valid hold order. The Trust may request the auction agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

        The broker-dealer agreements provide that a Broker-Dealer (other than an affiliate of the Trust) may submit orders in auctions for its own account, unless the Trust notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker- Dealer that is an affiliate of the Trust may submit orders in auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.



                        REPURCHASE OF COMMON SHARES


        The Trust is a closed-end investment company and as such its common shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's board of directors may consider actions that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Trust to an open-end investment company. The board of directors may not decide to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

        Notwithstanding the foregoing, at any time when preferred shares of the Trust are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued dividends on preferred shares have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.


        Subject to its investment limitations, the Trust may borrow to finance the repurchase of common shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of directors would have to comply with the Securities Exchange Act of 1934 and the 1940 Act and the rules and regulations under each of those acts.


        Although the decision to take action in response to a discount from net asset value will be made by the board of directors at the time it considers such issue, it is the board's present policy, which may be changed by the board of directors, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, or (b) impair the Trust's status as a regulated investment company under the Internal Revenue Code of 1986 (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end investment company under the 1940 Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States banks in which the Trust invests, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of directors may in the future modify these conditions in light of experience.


        The repurchase by the Trust of its common shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Trust's common shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Trust may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

        In addition, a purchase by the Trust of its common shares will decrease the Trust's total assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining and decrease the asset coverage of the preferred shares.

        Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of directors would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of directors may determine that, in the interest of the Trust and its shareholders, no action should be taken.


                                TAX MATTERS


        The Trust has qualified and elected, and intends to continue to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company and to satisfy conditions which enable dividends on common shares or Preferred Shares which are attributable to interest on tax-exempt municipal securities to be exempt from Federal income tax in the hands of owners of such shares, subject to the possible application of the Federal alternative minimum tax.

        To qualify for tax treatment as a regulated investment company, the Trust must, among other things: (a) distribute to its shareholders at least an amount equal to the sum of (i) 90% of its net investment income (which is its investment company taxable income as that term is defined in the Code but determined without regard to the deduction for dividends paid) and
(ii) 90% of its net tax-exempt interest income and (b) diversify its holdings so that, at the end of each fiscal quarter of the Trust (i) at least 50% of the market value of the Trust's assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Trust's total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Trust's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies). In meeting these requirements, the Trust may be restricted in the utilization of certain of the investment techniques described above and in the prospectus. If in any year the Trust should fail to qualify for tax treatment as a regulated investment company, the Trust would incur a regular Federal corporate income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to such holders as ordinary income to the extent of the Trust's earnings and profits. A regulated investment company that fails to distribute, by the close of each calendar year, at least an amount equal to the sum of 98% of its ordinary taxable income for such year and 98% of its capital gain net income for the one year period ending October 31 in such year, plus any shortfalls from the prior year's required distribution, is liable for a 4% excise tax on the portion of the undistributed amount of such income that is less than the required amount for such distributions. To avoid the imposition of this excise tax, the Trust generally makes the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.


        Certain of the Trust's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Trust, affect the holding period of securities held by the Trust and alter the character of the gains or losses realized by the Trust. These provisions may also require the Trust to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Trust will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.


        The Trust intends to qualify to pay "exempt-interest" dividends, as defined in the Code on its common shares and Preferred Shares. Under the Code, at the close of each quarter of its taxable year, if at least 50% of the value of the Trust's total assets consists of municipal bonds, the Trust will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Trust which are attributable to interest on municipal bonds and are so designated by the Trust within 60 days of the Trust's fiscal year-end. Exempt-interest dividends will be exempt from Federal income tax, subject to the possible application of the Federal alternative minimum tax. Insurance proceeds received by the Trust under any insurance policies in respect of scheduled interest payments on defaulted municipal bonds, as described herein, will generally be excludable from gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the issuer representing interest on such "non- appropriation" municipal lease obligations will be excludable from gross income for Federal income tax purposes. See "Investment Objective and Policies" above. Gains of the Trust that are attributable to market discount on certain municipal obligations acquired after April 30, 1993 are treated as ordinary income. The interest on private activity bonds in most instances is not Federally tax-exempt to a person who is a "substantial user" of a facility financed by such bonds or a "related person" of such "substantial user." As a result, the Trust may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility includes a "non- exempt person who regularly uses a part of such facility in his trade or business." "Related persons" are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of "substantial user" and "related person." The Code provides that every holder of Preferred Shares required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Trust.


        Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Trust receives income from municipal obligations subject to the Federal alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from Federal income tax, will be taxable to its shareholders to the extent that their tax liability is determined under the alternative minimum tax. The Trust will annually supply a report indicating the percentage of the Trust's income attributable to municipal obligations subject to the Federal alternative minimum tax. In addition, for certain corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all distributions by the Trust that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings. Certain small corporations are not subject to the alternative minimum tax.

        Tax-exempt income, including exempt-interest dividends paid by the Trust, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to Federal income tax.


        Distributions to shareholders by the Trust of net income received, if any, from taxable temporary investments and net short-term capital gains, if any, realized by the Trust will be taxable to its shareholders as ordinary income. Distributions by the Trust of net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned common shares or Preferred Shares. The amount of taxable income and net capital gain allocable to the Trust's Preferred Shares will depend upon the amount of such income and gain realized by the Trust, but is not generally expected to be significant. Except for dividends paid on Preferred Shares which include an allocable portion of any net capital gain or other taxable income, the Trust anticipates that all dividends paid on shares of its Preferred Shares will constitute exempt-interest dividends for Federal income tax purposes. Distributions, if any, in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder (assuming the shares are held as a capital asset). As long as the Trust qualifies as a regulated investment company under the Code, no part of its distributions to shareholders will qualify for the dividends-received deduction for corporations.

        The Internal Revenue Service (the "IRS") requires that a regulated investment company that has two or more classes of shares designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. The Trust intends each year to allocate, to the fullest extent practicable, net tax-exempt interest income, net capital gain and other taxable income, if any, between its common shares and preferred shares, including the Preferred Shares, in proportion to the total dividends paid to each class with respect to such year. To the extent permitted under applicable law, the Trust reserves the right to make special allocations of income within a class, consistent with the objective of the Trust. The Trust may, at its election, notify the auction agent of the amount of any net capital gain or other income taxable for Federal income tax purposes to be included in any dividend on shares of its Preferred Shares prior to the auction establishing the applicable rate for such dividend. If the Trust allocates any net capital gain or other taxable income for Federal income tax purposes to its Preferred Shares without having given advance notice thereof as described above, the Trust generally will be required to make payments to holders of its Preferred Shares to which such allocation was made in order to offset the Federal income tax effect of the taxable income so allocated as described under "Description of Preferred Shares- Dividends and Dividend Periods-Additional Dividends" in the prospectus.


        Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by the Trust (and received by the shareholders) on December 31 of the year declared.


        If at any time when the Trust's Preferred Shares are outstanding the Trust fails to meet the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, the Trust will be required to suspend distributions to holders of its common shares until such maintenance amount or asset coverage, as the case may be, is restored. See "Description of New Preferred Shares-Dividends and Dividend Periods" in the prospectus. This may prevent the Trust from distributing at least an amount equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, and may therefore jeopardize the Trust's qualification for taxation as a regulated investment company or cause the Trust to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, the Trust will be required to redeem its Preferred Shares in order to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Trust and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objective.


        The Trust may, at its option, redeem its Preferred Shares in whole or in part, and is required to redeem Preferred Shares to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from a redemption of Preferred Shares will be taxed as gain or loss from the sale or exchange of Preferred Shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner's interest in the Trust, (c) is substantially disproportionate with respect to the owner, or (d) with respect to a non-corporate owner, is in partial liquidation of the owner's interest in the Trust. For purposes of (a), (b) and (c) above, a shareholder's ownership of common shares will be taken into account.


        The sale or other disposition of common shares or Preferred Shares will normally result in capital gain or loss to shareholders. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 39.6% while long-term capital gains generally will be taxed at a maximum rate of 20%. However, because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Trust held for six months or less are disallowed to the extent of any distribution of exempt- interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of net capital gain received with respect to such shares. A shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Trust will be disallowed to the extent those shares of the Trust are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Trust will be adjusted to reflect the disallowed loss.


        The Code provides that interest on indebtedness incurred or continued to purchase or carry the Trust's shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

        Nonresident alien individuals and certain foreign corporations and other entities ("foreign investors") generally are subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on distributions of net investment income (which includes net short-term capital gain). To the extent received by foreign investors, exempt-interest dividends, distributions of net capital gain and gain from the sale or other disposition of Preferred Shares generally are exempt from United States Federal income taxation. Different tax consequences may result if the owner is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year.

        The Trust is required in certain circumstances to backup withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish to the Trust their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's United States Federal income tax liability, if any, provided that the required information is furnished to the IRS.


        The foregoing is a general, summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the Federal alternative minimum tax. Shareholders are advised to consult their own tax Advisors for more detailed information concerning the Federal income tax consequences of purchasing, holding and disposing of Trust shares.



                            FINANCIAL STATEMENTS

INDEPENDENT AUDITORS

        Deloitte & Touche LLP, located at Two World Financial Center, New York, New York, provides auditing services to the Trust. The financial statements and independent auditors report incorporated by reference into this statement of additional information have been so incorporated and the financial highlights included in the prospectus have been so included, in reliance upon the report of Deloitte & Touche LLP given on their authority as experts in auditing and accounting.

INCORPORATION BY REFERENCE


        The Trust's Portfolio of Investments, dated October 31, 1999 (audited); Statement of Assets and Liabilities, dated October 31, 1999 (audited); Statement of Operations for the year ended October 31, 1999 (audited); Statement of Changes in Net Investment Assets for the two years ended October 31, 1999 (audited) and the independent auditors report included in the Trust's Annual Report for the fiscal year ended October 31, 1999, which accompany this statement of additional information, are incorporated herein by reference. The Trust will furnish, without charge, a copy of the Reports upon written request to the Trust at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 or by telephone request at (800) 688-0928.



                           ADDITIONAL INFORMATION

        A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission, Washington, D.C. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

        A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Registration Statement, other documents incorporated by reference, and other information the Trust has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.




                                                                 APPENDIX A

                                 GENERAL CHARACTERISTICS AND
                                RISKS OF HEDGING TRANSACTIONS


        In order to hedge against changes in the value of its portfolio securities, the Trust may from time to time engage in certain hedging strategies. The Trust will engage in such activities from time to time in the Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, applicable regulations of the Commodity Futures Trading Commission ("CFTC") and the federal income tax requirements applicable to regulated investment companies.


PUT AND CALL OPTIONS ON SECURITIES AND INDICES

        The Trust may purchase and sell put and call options on securities and financial indices. A put option gives the purchaser of the option the right to sell and the seller the obligation to buy the underlying security at the exercise price during the option period. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security would be designed to protect the Trust's holdings in a security against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security at the exercise price during the option period. The purchase of a call option on a security would be intended to protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty to such contract. Listed options are issued by the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. All put and call options written by the Trust will be covered.


        The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary U.S. Government securities dealers recognized by the Federal Reserve Bank in New York.


        The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

        Characteristics. The Trust may purchase and sell futures contracts and purchase put and call options on such futures contracts traded on recognized domestic exchanges as a hedge against anticipated interest rate changes or other market movements and future risk management. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

        Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the instruments underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment Additionally, initial margin requirements may be increased in the future pursuant to regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that this position may not be able to be closed if no offsetting transaction can be arranged.

        Limitations on Use of Futures Contracts and Options on Futures Contracts. The Trust's use of futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular, the rules and regulations of the CFTC and will be entered into only for bona fide hedging purposes or other appropriate risk management and duration management or other appropriate portfolio strategies. In addition, the Trust may not sell futures contracts if the value of such futures contracts exceeds the total market value of the Trust's portfolio securities.


        The Trust will not engage in transactions in futures contracts or options thereon for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities in its portfolio. In addition, the Trust will not enter into a futures contract or option thereon if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's total assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the- money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash or cash equivalents will be maintained and marked to market in an amount equal to the market value of the contract. The Advisor reserves the right to comply with such different standards as may be established from time to time by CFTC rules and regulations with respect to the purchase and sale of futures contracts and options thereon.


        Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, and options on securities, indices and futures contracts sold by the Trust are generally subject to segregation and coverage requirements established by either the CFTC or the SEC, with the result that, if the Trust does not hold the instrument underlying the futures contract or option, the Trust will be required to segregate on an ongoing basis with its custodian, cash, U.S. Government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts will fluctuate as the market value of the obligations increases or decreases. The segregation requirement can result in the Trust maintaining positions it would otherwise liquidate and consequently segregating assets with respect thereto at a time when it might be disadvantageous to do so.
                              ---------------


        Hedging Transactions present certain risks. In particular, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Trust's positions. In addition, certain hedging instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction in certain of these instruments without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to hedge successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. Finally, the daily variation margin deposit requirements in futures contracts that the Trust has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium and transaction costs paid by the Trust. Losses due to Hedging Transactions will reduce net asset value.


        The Trust's use of Hedging Transactions may be limited or affected by certain provisions of the Code and rating agency guidelines.




                                                               APPENDIX B-1
                           ARTICLES OF AMENDMENT

                                     OF

           THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.


               The undersigned, on behalf of THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC., a Maryland corporation having its principal Maryland office in the City of Baltimore ("the Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland ("SDAT") that:

        FIRST: The charter of the Corporation is hereby amended by deleting the provisions of the Articles Supplementary of the Corporation (which were approved and received for record by SDAT on March 30, 1993) in their entirety, and inserting in lieu thereof the following provisions:

               "FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by article fifth of its Charter, the Board of Directors has reclassified 2,600 authorized and unissued shares of common stock of the Corporation as preferred stock of the Corporation and has given general authorization for the issuance of two series of 1,300 shares each, as the case may be, of preferred stock, par value $.01 per share, liquidation preference $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon plus the premium, if any resulting from the designation of a Premium Call Period, designated respectively Auction Rate Municipal Preferred Stock, Series T7 and Auction Rate Municipal Preferred Stock, Series T28.

               SECOND: The Executive Committee of the Board of Directors of the Corporation, acting in accordance with Sections 2-208 and 2-411 of the Maryland General Corporation Law, has fixed the preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each such series of preferred stock as follows:

                                         DESIGNATION

                      SERIES T7: A series of 1,300 shares of preferred
               stock, par value $.01 per share, liquidation preference $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon plus the premium, if any, resulting from the designation of a Premium Call Period, is hereby designated "Auction Rate Municipal Preferred Stock, Series T7". Each share of Auction Rate Municipal Preferred Stock, Series T7 shall be issued on April 1, 1993; have an Initial Dividend Rate of 2.30% per annum and the Initial Dividend Payment Date shall be April 14, 1993; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Corporation's Charter Applicable to Preferred stock of the Corporation, as are set forth in these Articles Supplementary. The Auction Rate Municipal Preferred Stock, Series T7 shall constitute a separate series of preferred stock of the Corporation, and each share of Auction Rate Municipal Preferred Stock, Series T7 shall be identical.

                      SERIES T28: A series of 1,300 shares of preferred
               stock, par value $.01 per share, liquidation preference $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon plus the premium, if any, resulting from the designation of a Premium Call Period, is hereby designated "Auction Rate Municipal Preferred Stock, Series T28". Each share of Auction Rate Municipal Preferred Stock, Series T28 shall be issued on April 1, 1993; have an Initial Dividend Rate of 2.35% per annum and the Initial Dividend Payment Date shall be May 5, 1993; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Corporation's Charter applicable to preferred stock of the Corporation, as are set forth in these Articles Supplementary. The Auction Rate Municipal Preferred Stock, Series T28 shall constitute a separate series of preferred stock of the Corporation, and each share of Auction Rate Municipal Preferred Stock, Series T28 shall be identical.

               1. Definitions. (a) Unless the context or use indicates another or different meaning or intent, in these Articles Supplementary the following terms have the following meanings, whether used in the singular or plural:

               "'AA' Composite Commercial Paper Rate" for any period less than 183 days as of any date means (i) the Interest Equivalent of the rate on commercial paper for such period placed on behalf of issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by S&P or another nationally recognized statistical rating organization, as the rate for such period is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (ii) in the event that the Federal Reserve Bank of New York does not make available at such a rate, then the arithmetic average of the Interest Equivalent of the rate on commercial paper for such period placed on behalf of such issuers, as quoted to the Auction Agent on a discount basis or otherwise by the Commercial Paper Dealers for the close of business on the Business Day immediately preceding such date. If a Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate for such period, the "AA" Composite Commercial Paper rate for such period will be determined on the basis of the quotation or quotations furnished by any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Corporation to provide such rate or rates not being supplied by the Commercial Paper Dealer.

               "Accountant's Confirmation" has the meaning set forth in paragraph 7(c) of these Articles Supplementary.

               "Additional Dividend" has the meaning set forth in paragraph 2(e) of these Articles Supplementary.

               "Adviser" means the Corporation's investment adviser, BlackRock Financial Management L.P., Blackstone Financial Management, L.P., and any successor thereto.

               "Affiliate" shall mean any person, known to the Auction Agent to be controlled by, in control of, or under common control with, the Corporation.


               "Agent Member" means a member of the Securities Depository that will act on behalf of an Existing Holder of one or more Preferred Shares or a Potential Holder.


               "Anticipation Notes" means the following Municipal
Obligations: tax anticipation notes, revenue anticipation notes and tax and revenue anticipation notes.

               "Applicable Percentage" has the meaning set forth in paragraph 11(a)(vi) of these Articles Supplementary.


               "Applicable Rate" means (i) for purposes of the Auction Procedures, the rate per annum or, in connection with any Auction in which Bid Requirements are imposed by the Corporation, the method by which one or more such rates may be determined, at which cash dividends are payable (if declared) on the Preferred Shares or Other Preferred Shares, as the case may be, for any Dividend Period and any Dividend Payment Period included therein and (ii) for purposes of determining the amount of cash dividends payable (if declared) at any Dividend Payment Date, the rate per annum (including in the case of any Applicable Rate expressed as a Spread the rate per annum determined by periodic application of such Spread to the applicable rate expressed as a Spread the rate per annum determined by periodic application of such Spread to the applicable Reference Index or Reference Security at the frequency and weighting, if any, specified in the related Bid Requirements, subject to any Maximum Applicable Rate or Minimum Applicable Rate applicable to such Dividend Payment Period) at which cash dividends are payable (if declared) on the Preferred Shares, and includes, to the extent provided by paragraph 2(c)(i) of these Articles Supplementary, any late charge provided for by such paragraph.


               "Auction" means a periodic operation of the Auction
Procedures.

               "Auction Agent" means Banker's Trust Company unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Directors of the Corporation or a duly authorized committee thereof enters into an agreement with the Corporation to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the Preferred Shares and Other Preferred Shares.

               "Auction Procedures" means the procedures for conducting Auctions set forth in paragraph 11 of these Articles Supplementary.


               "Bid Requirements" means (i) any requirement for a Special Dividend Period longer than 91 days that Bids by Potential Holders shall be expressed as a Spread below, at or above the rate of a specified Reference Index or Reference Security, (ii) the Reference Index or Reference Security, the most recently announced rate thereof and the frequency with which the rate of Reference Index or the Reference Security, as the case may be, shall be recalculated for purposes of determining rates expressed as Spreads thereon in accordance with these Articles Supplementary, which frequency shall be the same as the frequency with which the person maintaining the Reference Index being utilized recalculates such Reference Index, or the same as the frequency with which the interest rate on the Reference Security being utilized changes or such other frequency as the Corporation shall specify (which specification may include a formula specified by the Corporation indicating the weighting to be given to each recalculation of the Reference Index or change in the rate of the Reference Security during a specified period), (iii) the frequency of Dividend Payment Dates during such Special Dividend Period (which shall not be more often than the frequency specified pursuant to clause (ii) above), (iv) one or more Minimum Applicable Rate or Rates (the Indicated Minimum Applicable Rate or Rates in the case of Bid Requirements set forth in a Request for Special Dividend Period) and/or (v) one or more Special Dividend Period Reference Rate or Rates and the Maximum Applicable Rate or Rates (the Indicated Maximum Applicable Rate or Rates in the case of Bid Requirements set forth in a Request for Special Dividend Period) derivable from such Special Dividend Period Reference Rate or Rates, in each case as set forth in the Notice of Special Dividend Period for such Special Dividend Period.


               "Broker-Dealer" shall mean any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in paragraph 11 of these Articles Supplementary, that has been selected by the Corporation and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

               "Broker-Dealer Agreement" shall mean an agreement between the Auction Agent and a Broker- Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in paragraph 11 of these Articles Supplementary.

               "Business Day" means a day on which the New York Stock Exchange, Inc. is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York are authorized or obligated by laws to close.

               "Charter" means the Charter, as amended and supplemented (including these Articles Supplementary), of the Corporation on file in the State Department of Assessments and Taxation of Maryland.

               "Closing Transaction" means the termination of a futures contract or option position by taking a position opposite thereto.

               "Code" means the Internal Revenue Code of 1986, as amended.

               "Commercial Paper Dealers" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other commercial paper dealer or dealers as the Corporation may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

               "Common Stock" means the common stock, par value $.01 per share, of the Corporation.

               "Corporation" means The BlackRock Investment Quality Municipal Trust Inc., a Maryland corporation.

               "Date of Original Issue" means April 1, 1993, with respect to the Preferred Shares and the date on which the corporation originally issues any Other Preferred Shares with respect to such Other Preferred Shares.

               "Deposit Securities" means cash, the book value of Municipal Obligations sold for which payment is due within five Business Days with counterparties rated at least Baa by Moody's and before the next Dividend Payment Date or Valuation Date, as the case may be, and Municipal
Obligations rated at least A-1+ or SP-1+ by S&P, VMIG-1 or MIG-1 by Moody's.

               "Discounted Value" means (i) with respect to a Moody's Eligible Asset, the lower of par and the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor and (ii) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor.

               "Dividend Coverage Amount," as of any Valuation Date, means
(i) the aggregate amount of cash dividends that will accumulate on all Outstanding Preferred Shares and Other Preferred Shares, in each case to (but not including) the next Dividend Payment Date therefor that follows such Valuation Date (calculated, in the case of cash dividends determined by application of a Spread to a Reference Index or Reference Security, by assuming that the Applicable Rate in effect for the immediately preceding Dividend Payment Period will remain in effect until the next Dividend Payment Period) plus the aggregate amount of any liabilities of the Corporation that are required to be paid on or prior to the next Dividend Payment Date less (ii) the combined Market Value of Deposit Securities irrevocably deposited with the Auction Agent for the payment of cash dividends on all Preferred Shares and Other Preferred Shares.

               "Dividend Coverage Assets," as of any Valuation Date, means, in the case of Preferred Shares and Other Preferred Shares, Deposit Securities with maturity or tender payment dates not later in each case than the Dividend Payment Date therefor that follows such Valuation Date.

               "Dividend Payment Date," with respect to Preferred Shares, has the meaning set forth in paragraph 2(b)(i) of these Articles
Supplementary and, with respect to Other Preferred Shares, has the equivalent meaning.

               "Dividend Payment Period" means the Initial Dividend Period and any Subsequent Dividend Payment Period.

               "Dividend Period" means the Initial Dividend Period, any 28-day Dividend Period (in the case of Series T28 Preferred Shares) or 7-day Dividend Period (in the case of Series T7 Preferred Shares) and any Special Dividend Period.

               "Existing Holder" means a Person who is listed as the holder of record of Preferred Shares in the Stock Books.

               "Holder" means a Person identified as a holder of record of Preferred Shares in Stock Register.

               "Independent Accountant" means a nationally recognized accountant, or firm of accountants, that is, with respect to the Corporation, an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended.

               "Indicated Maximum Applicable Rate" means the Maximum Applicable Rate that would apply if the Auction with respect to which it is specified were conducted on the date of the Request for Special Dividend Period in which such Indicated Maximum Applicable Rate is specified.

               "Indicated Minimum Applicable Rate" means the Minimum Applicable Rate that would apply if the Auction with respect to which it is specified were conducted on the date of the Request for Special Dividend Period in which such Indicated Minimum Applicable Rate is specified.

               "Initial Dividend Payment Date" means, with respect to each series of Preferred Shares and Other Preferred Shares, the Initial Dividend Payment Date specified herein.

               "Initial Dividend Period," with respect to Preferred Shares, has the meaning set forth in paragraph 2(c)(i) of these Articles
Supplementary and, with respect to Other Preferred Shares, has the equivalent meaning.

               "Initial Dividend Rate," with respect to each series of Preferred shares, means the rate per annum applicable to the Initial Dividend Period for such series of Preferred Shares and, with respect to Other Preferred Shares, has the equivalent meaning.

               "Initial Margin" means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a futures contract.

               "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest bearing security.

               "Mandatory Redemption Price" means $50,000 per share of Preferred Shares plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus the premium, if any, resulting from the designation of a Premium Call Period.

               "Market Value" of any asset of the Corporation shall be the market value thereof determined by the Pricing Service. Market Value of any asset shall include any interest accrued thereon. The Pricing Service shall value portfolio securities at the lower of the quoted bid price or the mean between the quoted bid and ask price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the Pricing Service using methods which include consideration of: yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. If the Pricing Service fails to provide the Market Value of any Municipal Obligation, such Municipal Obligation shall be valued at the lower of two bid quotations (one of which shall be in writing) obtained by the Corporation from two dealers who are members of the National Association of Securities Dealers, Inc. and are making a market in such Municipal Obligations. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value as determined by the Pricing Service or if the Pricing Service is not able to value such instruments they shall be valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors.

               "Maximum Applicable Rate," for any Dividend Payment Period with respect to Preferred Shares, has the meaning set forth in paragraph 11(a)(vi) of these Articles Supplementary and, with respect to Other Preferred Shares, has the equivalent meaning.

               "Maximum Marginal Tax Rate" means the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate, whichever is greater.

               "Maximum Potential Additional Dividend Liability," as of any Valuation Date, means the aggregate amount of Additional Dividends that would be due if the Corporation were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Corporation, as of the end of the calendar month immediately preceding such Valuation Date and assuming such Additional Dividends are fully taxable.

               "Minimum Applicable Rate," for any Dividend Payment Period with respect to Preferred Shares, has the meaning set forth in paragraph 11(a)(vii) of these Articles Supplementary and, with respect to Other Preferred Shares, has the equivalent meaning.

               "Minimum Liquidity Level" means, as of any Valuation Date, an aggregate Market Value of the Corporation's Dividend Coverage Assets not less than the Dividend Coverage Amount.

               "Moody's" means Moody's Investors Service or its successors.

               "Moody's Discount Factor" means, for purposes of determining the Discounted Value of any Moody's Eligible Asset which is a Municipal Obligation, the percentage determined by reference to (i) (A) the rating by Moody's or S&P on such asset or (B) in the event the Municipal Obligation is insured under an insurance policy which guarantees the timely payment of interest on such Municipal Obligation and principal thereof to maturity, the Moody's insurance claims-paying ability rating of the issuer of the insurance policy (provided that for purposes of clause (B) if the insurance claims-paying ability of an issuer of an insurance policy is not rated by Moody's but is rated by S&P, such issuer shall be deemed to have a Moody's insurance claims-paying ability rating which is one full category lower than the S&P insurance claims-paying ability rating) and (ii) the shortest Moody's Collateral Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:



                                                               Rating Category
                                            -----------------------------------------------------
Moody's Collateral Period                        Aaa+        Aa+        A+       Baa*    Other**
-------------------------                        ----        ---        --       ----    -------




7 weeks or less.........................         151%        159%      168%      202%      229%
8 weeks or less but greater than seven weeks     154         164       173       205       235
9 weeks or less but greater than eight weeks     158         169       179       209       242


---------------
*     Moody's rating.
** Municipal obligations not rated by Moody's but rated BBB-, BBB or BBB+ by S&P.

; provided, however, in the event a Moody's Discount Factor applicable to a Municipal Obligation is determined by reference to an insurance claims-paying ability rating in accordance with clause (i)(B), such Moody's Discount Factor shall be increased by an amount equal to 50% of the difference between (a) the percentage set forth in the foregoing table under the applicable rating category and (b) the percentage set forth in the foregoing table under the rating category which is one category lower than the applicable rating category. If a Municipal Obligation is covered by a Portfolio Insurance policy which provides the Trust with an option to obtain Permanent Insurance with respect to such Municipal Obligations and such Portfolio Insurance policy has been approved in writing by Moody's, the Moody's Discount Factor rating category shall be determined by averaging the insurance claims paying ability rating of the Portfolio Insurance provider and the next lowest rating category.

               Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term Municipal Obligations will be 115% so long as such Municipal Obligations are rated at least MIG-1, VMIG-1 or P-1 by Moody's or 125% if such Obligations are not rated by Moody's but are rated A-1+ or SP-1+ or AA by S&P and mature or have a demand feature at par exercisable in 30 days or less, and (ii) no Moody's Discount Factor will be applied to cash or to Municipal Receivables (except to the extent provided in the definition thereof).


               "Moody's Eligible Asset" means cash, a Municipal Receivable or a Municipal Obligation that (i) pays interest in cash, (ii) is publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, is rated at least BBB by S&P (provided that, for purposes of determining the Moody's Discount Factor applicable to any such S&P-rated Municipal Obligation, such Municipal Obligation (excluding any short-term Municipal Obligation) will be deemed to have a Moody's rating which is one full rating category lower than its S&P rating), (iii) does not have its Moody's rating suspended by Moody's and (iv) is part of an issue of Municipal Obligations of at least $10,000,000. Municipal Obligations issued by any one issuer, not rated by Moody's and rated BBB by S&P may comprise no more than 4% of total Municipal Obligations which are Moody's Eligible Assets; such BBB rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Municipal Obligations which are Moody's Eligible Assets; such BBB, A and Baa rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Municipal Obligations which are Moody's Eligible Assets; and such BBB, Baa, A and AA rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Municipal Obligations which are Moody's Eligible Assets. Municipal Obligations issued by issuers located within a single state or territory, not rated by Moody's and rated BBB by S&P, may comprise no more than 12% of total Municipal Obligations which are Moody's Eligible Assets; such BBB rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Municipal Obligations which are Moody's Eligible Assets; such BBB, Baa and A rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Municipal Obligations which are Moody's Eligible Assets; and such BBB, Baa, A and AA rated Municipal Obligations if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Municipal Obligations which are Moody's Eligible Assets. Additionally, Municipal Obligations whose ratings are determined by the claims paying ability ratings of the providers of Portfolio Insurance may comprise no more than 10% of the total Municipal Obligations which are Moody's Eligible Assets. When the Corporation sells a Municipal Obligation and agrees to repurchase it at a future date, the Corporation must count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount the amount of the repurchase price of such Municipal Obligation and such Municipal Obligation is considered a Moody's Eligible Asset to the extent it satisfies Moody's current guidelines. When the Corporation buys a Municipal Obligation and agrees to sell it to another party at a future date and the long-term debt of such other party is rated at least A2 and the transaction has a term of 30 days or less, the cash to be received by the Corporation will be counted as a Moody's Eligible Asset; otherwise such Municipal Obligation will be counted as a Moody's Eligible Asset to the extent it satisfies Moody's current guidelines.


               Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset if it is held in a margin account or if it is subject to any material lien, mortgage, pledge, security interest or security agreement of any kind, except for (i) Liens to secure payment for services rendered or cash advanced to the Corporation by the Adviser, the custodian of the Corporation's assets, the Auction Agent or any Broker-Dealers and (ii) any Lien by virtue of a repurchase agreement. In addition, an asset irrevocably deposited for the payment of any of the items set forth in clauses (i) A through F of the Preferred Shares Basic Maintenance Amount will not be considered Moody's Eligible Assets.

               For purposes of the definition of Moody's Eligible Asset, references to the S&P rating BBB shall be deemed to include the S&P ratings BBB-, BBB and BBB+.

               "Moody's Exposure Period" means a period that is the same length or longer than the number of days used in calculating the cash dividend component of the Preferred Shares Basic Maintenance Amount and shall initially be the period commencing on a given Valuation Date and ending 48 days thereafter.

               "Moody's Hedging Transaction" means the selling of an exchange traded futures contract based on the Municipal Index or Treasury Bonds or the purchase of an exchange traded put option on such a futures contract or the writing of an exchange traded call option on such a futures contract.

               "Moody's Volatility Factor" means 100% during any Dividend Period of greater than 49 days until 49 days prior to the last day of such Dividend Period; otherwise, "Moody's Volatility Factor" means 272% except during that time period where legislation increasing the federal income tax rate has been enacted into law and such increase has not yet taken effect, in which cash for such time period Moody's Volatility Factor shall be determined by reference to the increase in the Maximum Marginal Tax Rate as follows: for increases of up to 5%, 292%; for increases greater than 5% and up to 10%, 313%; for increases greater than 10% and up to 15%, 338%; for increases greater than 15% and up to 20%, 364%; for increases greater than 20% and up to 25%, 396%; for increases greater than 25% and up to 30%, 432%; for increases greater than 30% and up to 35%, 472%; for increases greater than 35% and up to 40%, 520%.

               "Municipal Index" means The Bond Buyer Municipal Bond Index.

               "Municipal Obligations" means "Municipal Obligations" as defined in the Corporation's Registration Statement on Form N-2 (File Nos. 33-59456 and 811-7354) on file with the Securities and Exchange Commission, as such Registration Statement may be amended from time to time.

               "Municipal Receivables" means no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to a relevant Valuation Date if such receivables are due within five Business Days of such Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Corporation has received prior written authorization from Moody's or (B) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five Business Days of such Valuation Date but do not comply with either of conditions (A) or (B) of the preceding clause (i).

               "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

               "1940 Act Preferred Shares Asset Coverage" means asset coverage, as defined in section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Corporation which are stock, including all outstanding Preferred Shares and Other Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of paying dividends on its common stock).

               "1940 Act Cure Date," with respect to the failure by the Corporation to maintain the 1940 Act Preferred Shares Asset Coverage (as required by paragraph 6 of these Articles Supplementary) as of the last Business Day of each month, means the last Business Day of the following month.

               "Non-Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

               "Non-Payment Period," with respect to each series of Preferred Shares, means any period commencing on and including the day on which the Corporation shall fail to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted by paragraph 2(c)(i) of these Articles Supplementary) within three Business Days after such Dividend Payment Date to the Holders as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on Preferred Shares payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares payable (if declared) on such Dividend Payment Date or (B) on any redemption date for any Preferred Shares called for redemption, the Mandatory Redemption Price per share of such Preferred Shares or, in the case of an optional redemption, the Optional Redemption Price per share, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or shall have otherwise been made available to Holders in same-day funds; provided that, a Non-Payment Period shall not end unless the Corporation shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, all Existing Holders (at their addresses appearing in the Stock Books) and the Securities Depository. Notwithstanding the foregoing, the failure by the Corporation to deposit the funds provided for by clauses (ii)(A) and
(ii)(B) above within three Business Days after a Dividend Payment Date or any Redemption Date, as the case may be, in each case to the extent contemplated by paragraph 2(c)(i) of these Articles Supplementary, shall not constitute a "Non-Payment Period".

               "Non-Payment Period Rate" means, initially, 250% of the 30-day "AA" Composite Commercial Paper Rate (or 300% of such rate if the Corporation has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend pursuant to paragraph 2(f) hereof that net capital gains or other taxable income will be included in such dividend on Preferred Shares). Such percentages will be used to calculate the Applicable Rate for any Non-Payment Period which occurs during a Special Dividend Period on either series of Preferred Shares and will be applied to the applicable Special Dividend Period Reference Rate then in effect with respect to such series. However, the Board of Directors of the Corporation shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Directors of the Corporation determines and Moody's and S&P (and any Substitute Rating Agency in lieu of Moody's or S&P in the event either of such parties shall not rate the Preferred Shares) advise the Corporation in writing that such adjustment, modification, alteration or change will not adversely affect their then-current ratings on the Preferred Shares.

               "Normal Dividend Payment Date" has the meaning set forth in paragraph 2(b)(i) of these Articles Supplementary.

               "Notice of Redemption" means any notice with respect to the redemption of Preferred Shares pursuant to paragraph 4 of these Articles Supplementary.

               "Notice of Revocation" has the meaning set forth in paragraph 2(c)(iii) of these Articles Supplementary.

               "Notice of Special Dividend Period" has the meaning set forth in paragraph 2(c)(iii) of these Articles Supplementary.

               "Optional Redemption Price" shall mean $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus the premium, if any, resulting from the designation of a Premium Call Period.

               "Original Issue Insurance" means insurance guaranteeing the timely payment of principal of, and interest on, a Municipal Obligation purchased by the issuer of a Municipal Obligation or by a third party at the time of issuance of such Municipal Obligation.

               "Other Preferred Shares" means the Auction Rate Municipal Preferred Stock of the Corporation, other than the Preferred Shares.

               "Outstanding" means, as of any date (i) with respect to Preferred Shares, Preferred Shares theretofore issued by the Corporation except, without duplication, (A) any Preferred Shares, theretofore cancelled or delivered to the Auction Agent for cancellation, or redeemed by the Corporation, or as to which a Notice of Redemption shall have been given and moneys shall have been deposited in trust by the Corporation pursuant to paragraph 4(c) and (B) any Preferred Shares as to which the Corporation or any Affiliate thereof shall be an Existing Holder and (ii) with respect to shares of Other Preferred Stock, has the equivalent meaning.

               "Parity Stock" means the Preferred Shares and each other outstanding series of Preferred Stock the holders of which, together with the holders of the Preferred Shares, shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion top the full respective preferential amounts to which they are entitled, without preference or priority one over the other.

               "Permanent Insurance" means insurance guaranteeing the timely payment of principal of, and interest on, a Municipal Obligation purchased by the Corporation upon payment of a single, predetermined insurance premium pursuant to an irrevocable commitment of the issuer of Portfolio Insurance covering such Municipal Obligation.

               "Person" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

               "Portfolio Insurance" means insurance guaranteeing the timely payment of principal of, and interest on, a covered Municipal Obligation only while such Municipal Obligation is owned by the Corporation.

               "Potential Holder" shall mean any Person, including any Existing Holder, who may be interested in acquiring Preferred Shares (or, in the case of an Existing Holder, additional Preferred Shares).

               "Preferred Shares" means, as the case may be, Auction Rate Municipal Preferred Stock, Series T7 or Auction Rate Municipal Preferred Stock, Series T28.


               "Preferred Shares Basic Maintenance Amount," as of any Valuation Date, means the dollar amount equal to (i) the sum of (A) the product of the number of Preferred Shares and Other Preferred Shares outstanding on such Valuation Date multiplied by $50,000 plus the premium, if any, resulting from the designation of a Premium Call Period; (B) the aggregate amount of cash dividends that will have accumulated (whether or not earned or declared) for each share of Preferred Shares and Other Preferred Shares outstanding, in each case, to (but not including) the next Dividend Payment Date therefor that follows such Valuation Date (calculated, in the case of cash dividends determined by application of a Spread to a Reference Index or Reference Security, by assuming that the Applicable Rate in effect for the immediately preceding Dividend Payment Period will remain in effect until the next Dividend Payment Period); (C) the aggregate amount of cash dividends that would accumulate at the then current Maximum Applicable Rate (assuming notification has been given to the Auction Agent that net capital gains or other taxable income will be included in the relevant dividend as contemplated pursuant to paragraphs 2(f) and 11(a)(vi) of these Articles Supplementary) on any Preferred Shares and Other Preferred Shares outstanding from such Dividend Payment Date through the 48th day after such Valuation Date, multiplied by the larger of the Moody's Volatility Factor and the S&P Volatility Factor determined from time to time by Moody's and S&P, respectively (except that if such Valuation Date occurs during a Non-Payment Period, the cash dividend for purposes of calculation would accumulate at the then current Non-Payment Period Rate); (D) the amount of anticipated expenses of the Corporation for the 90 days subsequent to such Valuation Date; (E) the amount of the Corporation's Maximum Potential Additional Dividend Liability as of such Valuation Date; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, and immediately upon determination, payables for Municipal Obligations purchased as of such Valuation Date) less (ii) the lesser of (A) either the Discounted Value of the Corporation's assets irrevocably deposited by the Corporation for the payment of any of (i)(A) through (i)(F) or the face value of such irrevocably deposited assets that mature prior to the payment date of the liabilities for which they are being deposited and are either fully guaranteed by the U.S. government or have a rating of either P-1, VMIG-1 or MIG-1 by Moody's and A-1+ or SP-1+ by S&P and (B) the Market Value of any of the Corporation's assets irrevocably deposited by the Corporation for the payment of any of (i)(A) through (i)(F).


               For purposes of determining as of any Valuation Date whether the Corporation has Moody's Eligible Assets and S&P Eligible Assets each with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, the Corporation shall include as a liability in the calculation of the Preferred Shares Basic Maintenance Amount an amount calculated semi-annually equal to 150% of the estimated cost of obtaining Permanent Insurance with respect to Moody's Eligible Assets or S&P Eligible Assets, as applicable, that are (i) covered by Portfolio Insurance policies which provide the Corporation with the option to obtain such Permanent Insurance and (ii) are discounted by Moody's Discount Factor or S&P Discount Factor, as applicable, determined by reference to the insurance claims-paying ability rating of the issuer of such Portfolio Insurance policy.

               "Preferred Shares Basic Maintenance Cure Date," with respect to the failure by the Corporation to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph 7(a) of these Articles Supplementary) as of a given Valuation Date, means the fifth Business Day following such Valuation Date.


               "Preferred Shares Basic Maintenance Report" means a report signed by the President, Treasurer, or Vice President of the Corporation which sets forth, as of the related Valuation Date, the assets of the Corporation, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.


               "Preferred Stock" means the preferred stock of the Corporation, and includes Preferred Shares and Other Preferred Shares.

               "Premium Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

               "Pricing Service" shall mean J.J. Kenny Co., Inc. or any pricing service designated by the Board of Directors of the Corporation provided the Corporation obtains written assurance from S&P that such designation will not impair the rating then assigned by S&P to the Preferred Shares.

               "Quarterly Valuation Date" means the last Business Day of each fiscal quarter of the Corporation in each fiscal year of the Corporation, commencing June 30, 1993.

               "Reference Index" shall mean an index of interest rates on Treasury Securities, Municipal Obligations or high quality commercial paper or dividend rates on preferred stock of issuers registered as closed-end management investment companies under the 1940 Act that invest primarily in Municipal Obligations or any other index or instrument selected and approved by the Corporation's Board of Directors, after consultation with the Broker-Dealers and made available to the Auction Agent, as being an appropriate index or instrument, in each case expressed as a rate and devised and calculated not less often than monthly by one or more parties that are not affiliated with the Corporation and made available to the Corporation, the Auction Agent, the Broker-Dealers and existing and potential beneficial owners of the Preferred Shares.

               "Reference Rate" means the higher of the 30-day "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short-Term Municipal Bond Rate, or, in the case of a Special Dividend Period with a single Applicable Rate throughout such Special Dividend Period, the Special Dividend Period Reference Rate or, in the case of a Special Dividend Period with a varying Applicable Rate, the Reference Rate specified in the definition of S&P Volatility Factor that most closely approximates the length of the interval between periodic applications of the Spread to the relevant Reference Index or Reference Security.

               "Reference Security" shall mean, in the case of a debt obligation, a particular debt obligation which is publicly traded, which is non callable prior to the termination of the Special Dividend Period with respect to which such Reference Security is relevant and the outstanding aggregate principal amount of which at the time of the Notice of Special Dividend Period exceeds $100 million or, in the case of a preferred stock, a preferred stock issue which is publicly traded, which is non-redeemable prior to the termination of the Special Dividend Period with respect to which such Reference Security is relevant and the outstanding liquidation value of which at the time of the Notice of Special Dividend Period exceeds $50 million.

               "Request for Special Dividend Period" has the meaning set forth in paragraph 2(c)(iii) of these Articles Supplementary.

               "Response" has the meaning set forth in paragraph 2(c)(iii) of these Articles Supplementary.

               "Retroactive Taxable Allocation" has the meaning set forth in paragraph 2(e) of these Articles Supplementary.

               "Right," with respect to Preferred Shares, has the meaning set forth in paragraph 2(e) of these Articles Supplementary and, with respect to Other Preferred Shares, has the equivalent meaning.

               "Rightholder" has the meaning set forth in paragraph 2(e) of these Articles Supplementary.

               "S&P" means Standard & Poor's Corporation or its successors.

               "S&P Discount Factor" means, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to (a)(i) in the event a Municipal Obligation is covered by a Portfolio Insurance policy which does not provide the Corporation with the option to obtain Permanent Insurance with respect to such Municipal Obligation, or is not covered by bond insurance, the S&P or Moody's rating on such Municipal Obligation, (ii) in the event a Municipal Obligation is covered by an Original Issue Insurance policy or a Secondary Insurance policy, the S&P Insurance claims-paying ability rating of the issuer of the policy or (iii) in the event a Municipal Obligation is covered by a Portfolio Insurance policy which provides the Corporation with the option to obtain Permanent Insurance with respect to such Municipal Obligation and such Portfolio Insurance policy has been reviewed and approved in writing by S&P, at the Corporation's option, the S&P or Moody's rating on such Municipal Obligation or the S&P insurance claims-paying ability rating of the issuer of the Portfolio Insurance policy and (b) the shortest S&P Collateral Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:


                                                                        Rating Category
                                                           ------------------------------------
  Collateral Period                                        AAA*        AA*        A*        BBB*
-------------------                                        ---         --         -         ---
40 Business Days.......................................    190%       195%       210%       250%

22 Business Days.......................................    170         175       190        230

10 Business Days.......................................    155         160       175        215

7 Business Days........................................    150         155       170        210


3 Business Days........................................    130         135       150        190
__________________
*S&P rating.

               Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P or 125% if such Municipal Obligations are not rated by S&P but are rated VMIG 1, P-1 or MIG-1 by Moody's and mature or have a demand feature exercisable in 30 days or less; provided, however, that such Moody's rated short-term Municipal Obligations must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution, such bank or institution having a short-term rating of at least A-1 from S&P; and further provided that such short term Municipal Obligations rated by Moody's but not rated by S&P may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets and (ii) no S&P Discount Factor will be applied to cash or to the book value of Municipal Obligations sold for which payment is due within five Business Days. Anticipation Notes rated SP-1+, or, if not rated by S&P, rated MIG-1 or VMIG-1 by Moody's, which do not mature or have no demand feature at par exercisable in 30 days and which do not have a long-term rating, will be considered to be short-term Municipal Obligations for purposes of determining the Discounted Value of S&P Eligible Assets.

               "S&P Eligible Asset"" means cash or the book value of Municipal Obligations sold for which payment is due within five Business Days of a Valuation Date or a Municipal Obligation that (i) is issued by any of the 50 states, the territories and their subdivisions, counties, cities, towns, villages, and school districts, agencies, such as authorities and special districts created by the states, and certain federally sponsored agencies such as local housing authorities (payments made on these bonds are exempt from regular federal income taxes and are generally exempt from state and local taxes in the state of issuance); (ii) is interest bearing and pays interest at least semiannually; (iii) is payable with respect to principal and interest in United States Dollars;
(iv) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated by Moody's, is rated at least A by Moody's (provided that such Moody's-rated Municipal Obligations will be included in S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of the S&P Eligible Assets; and further provided that, for purposes of determining the S&P Discount Factor applicable to any such Moody's-rated Municipal Obligation, such Municipal Obligation will be deemed to have an S&P rating which is one full rating category lower than its Moody's rating); (v) is not subject to a covered call or covered put option written by the Corporation; (vi) is not part of a private placement of Municipal Obligations; and (vii) is part of an issue of Municipal Obligations with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event below $10 million), is issued by an issuer with a total of at least $50 million of securities outstanding. Notwithstanding the foregoing:


                             (1) Municipal Obligations of any one issuer or guarantor (excluding bond insurers) will be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 10% of the aggregate Market Value of the S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Municipal Obligations exceeds 5% of the aggregate Market Value of the S&P Eligible Assets; and

                             (2) Municipal Obligations guaranteed or
        insured by any one bond insurer will be considered S&P Eligible Assets only to the extent the fair market value of such municipal securities does not exceed 25% of the aggregate fair market value of the S&P Eligible Assets.

                             (3) Municipal Obligations issued by issuers in any one state or territory will be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of the S&P Eligible Assets.

               "S&P Exposure Period" means the maximum period of time following a Valuation Date, including the Valuation Date and the Preferred Shares Basic Maintenance Cure Date, (currently 10 Business Days) that the Corporation has under these Articles Supplementary to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the Preferred Shares Basic Maintenance Amount (as described in paragraph 7(a) of these Articles Supplementary).

               "S&P Hedging Transaction" means the purchasing or selling of a futures contract based on the Municipal Index or Treasury Bonds or the purchasing of an option on such a futures contract.

               "S&P Volatility Factor" means, with respect to each series of Preferred Shares, 277% during the Initial Dividend Period. Thereafter, "S&P Volatility Factor" means, depending on the applicable Reference Rate, the following:



Reference Rate
--------------

Taxable Equivalent of the
  Short-Term Municipal
  Bond Rate...............................................................277%

30-day "AA" Composite
  Commercial Paper Rate...................................................228%

60-day "AA" Composite
  Commercial Paper Rate...................................................228%

90-day "AA" Composite
  Commercial Paper Rate...................................................222%

180-day "AA" Composite
  Commercial Paper Rate...................................................217%

1-year U.S. Treasury
  Bill Rate...............................................................198%

2-year U.S. Treasury
  Note Rate...............................................................185%

3-year U.S. Treasury
  Note Rate...............................................................178%

4-year U.S. Treasury
  Note Rate...............................................................171%

5-year U.S. Treasury
  Note Rate...............................................................169%


Notwithstanding the foregoing, the S&P Volatility Factor may mean such other potential dividend rate increase factor as S&P advises the Corporation in writing is applicable.

               "Secondary Insurance" means insurance guaranteeing the timely payment of principal of, and interest on, a Municipal Obligation purchased by the Corporation or a third party subsequent to the original issuance of such Municipal Obligation.

               "Securities Depository" means The Depository Trust Company or any successor company or other entity selected by the Corporation as securities depository for the Preferred Shares that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

               "Series T7 Preferred Shares" means the Auction Rate Municipal Preferred Stock, Series T7, liquidation preference $50,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), plus the premium, if any, resulting from the designation of a Premium Call Period, of the Corporation.

               "Series T28 Preferred Shares" means the Auction Rate Municipal Preferred Stock, Series T28, liquidation preference $50,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) plus the premium, if any, resulting from the designation of a Premium Call Period, of the Corporation.

               "Service" means the United States Internal Revenue Service.

               "7-day Dividend Period" means any Dividend Period of 7 days for a series of Preferred Shares.

               "Special Dividend Period" means a Dividend Period consisting of a specified number of days (other than 28 in the case of the Series T28 Preferred Shares or 7 in the case of the Series T7 Preferred Shares), evenly divisible by seven (in each case subject to adjustment as provided in paragraph 2(c)(iii).

               "Special Dividend Period Reference Rate" means the rate or rates per annum specified by the Corporation (which may be expressed as the lower of a specified rate or rates or a Spread under, at or over the Reference Index or Reference Security being specified for such Special Dividend Period) in the Notice of Special Dividend Period relating to a particular Special Dividend Period and specifying a Reference Index or Reference Security or, if the Corporation shall fail to so specify any such rate or rates, then (i), in the case of a Special Dividend Period of 182 days or less, the "AA" Composite Commercial Paper Rate which most closely matches the length of the Special Dividend Period, provided that in no case shall the Special Dividend Reference Rate be a "AA" Composite Commercial Paper Rate which is shorter in time than the 30-day "AA" Composite Commercial Paper Rate, or, in the case of Special Dividend Period of longer than 182 days, the Treasury Rate which most closely matches the length of the Special Dividend Period.


               "Specific Redemption Provisions" means, with respect to a Special Dividend Period either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Directors of the Corporation, after consultation with the Auction Agent and the Broker Dealers, during which the Preferred Shares subject to such Dividend Period shall not be subject to redemption at the option of the Corporation and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Directors of the Corporation, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the Preferred Shares subject to such Dividend Period shall be redeemable at a price per share equal to $50,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $50,000 as determined by the Board of Directors of the Corporation after consultation with the Auction Agent and the Broker-Dealers; provided, however, that the Corporation shall not adopt Specific Redemption Provisions unless Moody's and S&P or any Substitute Rating Agency Advises the Corporation in writing that such adoption will not adversely affect their then-current ratings on the Preferred Shares.


               "Spread" means the negative or positive difference or the absence of any difference, expressed in whole and fractional basis points, below, at or above a Reference Index or Reference Security specified by the Corporation in a Notice of Special Dividend Period.

               "Stock Books" means the books maintained by the Auction Agent setting forth at all times a current list, as determined by the Auction Agent, of Existing Holders of the Preferred Shares.

               "Stock Register" means the register of Holders maintained on behalf of the Corporation by the Auction Agent in its capacity as transfer agent and registrar for the Preferred Shares.

               "Subsequent Dividend Payment Period," with respect to Preferred Shares, has the meaning set forth in paragraph 2(c)(i) of these Articles Supplementary and, with respect to Other Preferred Shares, has the equivalent meaning.

               "Substitute Commercial Paper Dealers" means such Substitute Commercial Paper Dealer or Dealers as the Corporation may from time to time appoint or, in lieu of any thereof, their respective affiliates or successors.

               "Substitute Rating Agency" and "Substitute Rating Agencies" shall mean a nationally recognized securities rating organization and two nationally recognized securities rating organizations, respectively, selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated, or its respective affiliates and successors, after consultation with the Corporation, to act as a substitute rating agency or substitute rating agencies, as the case may be, to determine the respective credit ratings of the Preferred Shares.

               "Taxable Equivalent of the Short-Term Municipal Bond Rate" means (i) 90% of (A) the per annum rate expressed on an interest equivalent basis equal to the index, made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny Information Systems or any successor thereto, based upon 30-day yield evaluations at par of bonds the interest on which is excludable for Federal income tax purposes under the Code of not less than "high grade" component issuers selected by Kenny Information Systems or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which is subject to the Federal alternative minimum tax or similar tax under the Code, unless all bonds the interest on which is so excludable for Federal income tax purposes are subject to such tax and (B) divided by 1 minus the Maximum Marginal Regular Federal individual income tax rate applicable to the character of the income being distributed or the maximum marginal regular Federal corporate income tax rate applicable to the character of the income being distributed (in each case expressed as a decimal), whichever is greater; or (ii) in lieu of the rate determined pursuant to clause (i) above, a percentage, determined by the Corporation, of (A) the per annum rate expressed on an interest equivalent basis equal to any substitute index prepared by any person (other than an Affiliate of the Corporation), selected from time to time by the Corporation, based on bonds the interest on which is excludable from gross income for Federal income tax purposes under the Code and (B) divided by 1 minus the Maximum Marginal Regular Federal individual income tax rate applicable to the character of the income being distributed or the Maximum Marginal Regular Federal corporate income tax rate applicable to the character of the income being distributed (in each case expressed as a decimal), whichever is greater, as made available on a discount basis or otherwise by the preparer of such index for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date; provided that the Corporation shall not select any such substitute index or determine any such percentage unless the Corporation has received confirmation from Moody's and S&P (or any Substitute Rating Agency) that the use of such index or percentage would not affect the ratings assigned to the Preferred Shares by Moody's and S&P (or any Substitute Rating Agency); provided, however, that if the index then used by the Corporation for purposes of determining the Taxable Equivalent of the Short-Term Municipal Bond Rate is not made so available by 8:30 A.M., the case of the index described in clause (i) above or by the preparer of such index in the case of any substitute index described in clause (ii) above, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the per annum rate expressed on an interest equivalent basis equal to the most recent such index so made available for any preceding Business Day, without being multiplied by the 90% factor in the case of the index described in such clause (i) or the percentage determined by the Corporation referred to in such clause (ii) in the case of the index described in clause (ii).


               "30-day 'AA' Composite Commercial Paper Rate," on any date, means (i) the Interest Equivalent of the 30-day rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by S&P or another nationally recognized statistical rating organization, as such 30- day rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetical average of the Interest Equivalent of the 30-day rate on commercial paper placed on behalf of such issuers, as quoted to the Auction Agent on a discount basis or otherwise by the Commercial Paper dealer for the close of business on the Business Day immediately preceding such date. If the Commercial Paper Dealer does not quote a rate required to determine 30-day "AA" Composite Commercial Paper Rate, the 30-day "AA" Composite Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Corporation to provide such rate or rates not being supplied by the Commercial Paper Dealer.


               "Treasury Bonds" means United States Treasury Bonds with remaining maturities of ten years or more.

               "Treasury Rate," on any date for any Special Dividend Period exceeding 182 days, means:

                             (i) the yield on the most recently auctioned non-callable direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity closest to the duration of such Special Dividend Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or

                             (ii) in the event that any such rate is not published by The Wall Street Journal, then the arithmetic average of the yields on the most recently auctioned non-callable direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity closest to the duration of such Special Dividend Period as quoted on a discount basis or otherwise by the U.S. Government Securities Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date.

               If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Rate, the Treasury Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Dealers selected by the Corporation to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Trust does not select any such substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

               "Treasury Securities" means United States Treasury bills, notes or bonds.

               "28-day Dividend Period" means any Dividend Period of 28 days for a series of Preferred Shares.

               "U.S. Government Securities Dealer" means Merrill Lynch, Pierce, Fenner & Smith Incorporated or its respective affiliates or successors, if such entity is a U.S. Government securities dealer. As used herein, "Substitute U.S. Government Securities Dealer" shall mean, with respect to each series of Preferred Shares, Kidder, Peabody & Co. Incorporated and Lehman Special Securities, Inc., and solely with respect to the Series T7 Preferred Shares, A.G. Edwards & Sons, Inc., and Legg Mason Wood Walker Incorporated, and solely with respect to the Series T28 Preferred Shares, PaineWebber Incorporated and Prudential Securities Incorporated, or the respective affiliates or successors of the foregoing, if such entity is a U.S. Government securities dealer, provided that none of such entities shall be a U.S. Government Securities Dealer.

               "Valuation Date" means, for purposes of determining whether the Corporation is maintaining the Preferred Shares Basic Maintenance Amount and the Minimum Liquidity Level, each Friday which is a Business Day, or the Business Day preceding any Friday which is not a Business Day, and the Date of Original Issue.

               "Variation Margin" means, in connection with an outstanding futures contract owned or sold by the Corporation, the amount of cash or securities paid to and received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such futures contract fluctuates.


                      (b) The foregoing definitions of Accountant's Confirmation, Deposit Securities, Discounted Value, Dividend Coverage Amount, Dividend Coverage Assets, Independent Accountant, Market Value, Maximum Potential Additional Dividend Liability, Minimum Liquidity Level, Moody's Discount Factor, Moody's Eligible Asset, Moody's Exposure Period, Moody's Hedging Transaction, Moody's Volatility Factor, Preferred Shares Basic Maintenance Amount, Preferred Shares Basic Maintenance Cure Date, Preferred Shares Basic Maintenance Report, Reference Rate, S&P Discount Factor, S&P Eligible Asset, S&P Exposure Period, S&P Hedging Transaction, S&P Volatility Factor and Valuation Date have been determined by the Board of Directors of the Corporation in order to obtain an "aaa" rating from Moody's and an AAA rating from S&P on the Preferred Shares on their Date of Original Issue; and such definitions shall be adjusted from time to time and without further action by the Board of Directors to reflect changes made thereto independently by Moody's, S&P or any Substitute Rating Agency if each of Moody's, S&P and any Substitute Rating Agency has advised the Corporation in writing (i) separately or collectively of such adjustments and (ii) collectively that such adjustments will not adversely affect their then-current ratings on the Preferred Shares. The adjustments contemplated by the preceding sentence shall be made effective upon the time the Corporation receives the written notice from Moody's, S&P and any Substitute Rating Agency contemplated by clause (ii) of the preceding sentence.


               2. Dividends. (a) The Holders shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation, out of funds legally available therefor, cumulative dividends each consisting of (i) cash at the Applicable Rate and (ii) an uncertificated Right to receive cash as set forth in paragraph 2(e) below, and no more, payable on the respective dates set forth below. Dividends on the Preferred Shares so declared and payable shall be paid (i) in preference to and in priority over any dividends declared and payable on the Common Stock, and (ii) to the extent permitted by law and to the extent available, out of net tax-exempt income earned on the Corporation's investments. To the extent permitted by law, dividends on Preferred Shares will be designated as exempt interest dividends. For the purposes of this section, the term "net tax-exempt income" shall exclude capital gains and other taxable income of the Corporation.

                      (b) (i) Cash dividends on Preferred Shares shall accumulate from the Date of Original Issue. With respect to the Series T7 Preferred Shares and Series T28 Preferred Shares, dividends will be payable commencing on the Initial Dividend Payment Date with respect to each series of Preferred Shares. Following the Initial Dividend Payment Date for the Series T7 Preferred Shares and Series T28 Preferred Shares, dividends on the Preferred Shares will be payable, at the option of the Corporation,
(ii) with respect to any Dividend Period of 35 or fewer days on the day next succeeding the last day thereof, (iii) with respect to any Dividend Period of more than 35 and fewer that 92 days, on the day next succeeding each period of 30 days to occur during such Dividend Period (or in the case of any Dividend Period of more than 91 days as specified in the relevant Notice of Special Dividend Period), and on the day next succeeding the last day thereof, (iv) with respect to any Dividend Period of 365 days or more, monthly on the first day of each calendar month during such Dividend Period (or in the case of any Dividend Period of more than 91 days, as specified in the relevant Notice of Special Dividend Period), and on the day next succeeding the last day thereof (each such date referred to in clauses (i), (ii), (iii) and (iv) being hereinafter referred to as a "Normal Dividend Payment Date"), except that (i) if such Normal Dividend Payment Date is not a Business Day, then the Dividend Payment Date shall be the next succeeding date if both such dates following the Normal Dividend Payment Date are Business Days, or (ii) if the date following such Normal Dividend Payment Date is not a Business Day, then the Dividend Payment Date will be the date next preceding such Normal Dividend Payment Date if both such date and such Normal Dividend Payment Date are Business Days or (iii) if such Normal Dividend Payment Date and either the preceding date or the succeeding date are not Business Days, then the Dividend Payment Date shall be the first Business Day next preceding such Normal Dividend Payment Date that is next succeeded by a Business Day. If, however, the Securities Depository shall make available to its participants and members in funds immediately available in New York City on Dividend Payment Dates, the amount due as dividends on such Dividend Payment Dates (and the Securities Depository shall have so advised the Corporation), and if the day that otherwise would be the Dividend Payment Date is not a Business Day, then the Dividend Payment Date shall be the next succeeding Business Day. Although any particular Dividend Payment Date may not occur on a Normal Dividend Payment Date because of the exceptions discussed above, the next succeeding Dividend Payment Date shall be, subject to such provisos, the next Normal Dividend Payment Date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Directors shall fix the Dividend Payment Date. Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

                             (ii) Each dividend shall be paid to the
        Holders as they appear in the Stock Register as of 12:00 Noon, New York City time, on the Business Day preceding the Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as they appear on the Stock Register on a date, not exceeding 15 days prior to the payment date therefor, as may be fixed by the Board of Directors of the Corporation.


                      (c) (i) During the period from and including the Date of Original Issue to but with respect to the Series T7 Preferred Shares and Series T28 Preferred Shares, excluding the Initial Dividend Payment Date (the "Initial Dividend Period"), the Applicable Rate shall be the Initial Dividend Rate. Commencing on the Initial Dividend Payment Date, with respect to the Series T7 Preferred Shares and Series T28 Preferred Shares, the Applicable Rate for each subsequent Dividend Period or portion thereof (hereinafter referred to as a "Subsequent Dividend Payment Period"), which Subsequent Dividend Payment Period shall commence on a Dividend Payment Date and shall end on the calendar day prior to the next Dividend Payment Date, shall be equal to the lesser of (x) the Maximum Applicable Rate for such Dividend Period or for such Subsequent Dividend Payment Period included herein or (y) the greater of (i) the Minimum Applicable Rate for such Dividend Period or for such Subsequent Dividend Payment Period included therein or (ii) the rate per annum that results for such Dividend Period or Subsequent Dividend Payment Period included therein from implementation of the Auction Procedures including any periodic application of a Spread to a specified Reference Index or Reference Security.

               Notwithstanding the foregoing sentence, the Applicable Rate for each Dividend Period commencing during a Non-Payment Period shall be equal to the Non-Payment Period Rate and each Dividend Payment Period for Preferred Shares of any series, commencing after the first day of, and during, a Non-Payment Period shall be a 28-day Dividend Payment Period (in the case of the Series T28 Preferred Shares) or a 7-day Dividend Payment Period (in the case of the Series T7 Preferred Shares). Except in the case of the willful failure of the Corporation to pay a dividend on a Dividend Payment Date or to redeem any Preferred Shares on the date set for such redemption, any amount of any dividend due on any Dividend Payment Date (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Corporation has declared such dividend payable on such Dividend Payment Date to the Holders of such Preferred Shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to any Preferred Shares not paid to such Holders when due may be paid to such Holders in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that, such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365. In the case of a willful failure of the Corporation to pay a dividend on a Dividend Payment Date or to redeem any Preferred Shares on the date set for such redemption, the preceding sentence shall not apply and the Applicable Dividend Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time shall be considered equivalent to payment to such person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day.


                             (ii) The amount of cash dividends per share of Preferred Shares payable (if declared) for any Dividend Payment Period or part thereof shall be computed by multiplying the Applicable Rate for such Dividend Payment Period by a fraction, the numerator of which shall be the number of days in such Dividend Payment Period or part thereof such share was outstanding and the denominator of which shall be 365 (or 360 for a Dividend Period of 365 days or more), multiplying the amount so obtained by $50,000 and rounding the amount so obtained to the nearest cent.


                             (iii) With respect to each Dividend Period that the Corporation desires to be a Special Dividend Period, the Corporation may, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, request that the next succeeding Dividend Period for such series of Preferred Shares be a number of days (other than 28 in the case of Series T28 Preferred Shares or 7 in the case of Series T7 Preferred Shares), evenly divisible by seven and specified in such notice, provided that for any Auction occurring after the initial Auction, the Corporation may not give a Request for Special Dividend Period (and any such request shall be null and void) unless Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends, any amounts due with respect to mandatory redemptions, and any Additional Dividends payable prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Dividend Period of 182 days or less, shall be given on or prior to the 4th day but not more than 7 days prior to an Auction Date for the Preferred Shares and, in the case of a Dividend Period of more than 182 days, shall be given on or prior to the 14th day but not more than 28 days prior to an Auction Date for the Preferred Shares. Such Request for Special Dividend Period shall also specify any proposed Bid Requirements. Upon receiving such Request for Special Dividend Period, the Broker-Dealer(s) shall jointly determine whether, given the factors set forth below, it is advisable that the Corporation issue a Notice of Special Dividend Period for the Preferred Shares as contemplated by such Request for Special Dividend Period and, if advisable, the Specific Redemption Provisions and shall give the Corporation and the Auction Agent written notice (a "Response") of such determination by no later than the third day prior to such Auction Date. In making such determination the Broker-Dealer(s) will consider (1) existing short-term and long-term market rates and indices of such short-term and long-term rates, (2) existing market supply and demand for short-term and long-term securities,
        (3) existing yield curves for short-term and long-term securities comparable to the Preferred Shares, (4) industry and financial conditions which may affect the Preferred Shares, (5) the investment objective of the Corporation and (6) the Dividend
        Periods and dividend rates at which current and potential beneficial holders of the Preferred Shares would remain or become beneficial holders. If none of the Broker-Dealer(s) give the Corporation and the Auction Agent a Response by such third day or if the Response of all of the Broker-Dealers providing a Response states that given the factors set forth above it is not advisable that the Corporation give a Notice of Special Dividend Period for the Preferred Shares, the Corporation may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response of at least one Broker-Dealer does not indicate that it is not advisable that the Corporation give a Notice of Special Dividend Period for the Preferred Shares, the Corporation may by no later than the second day prior to such Auction Date give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer which notice will specify the duration of the Special Dividend Period, the Bid Requirements (if any) applicable to the Auction relating to such Special Dividend Period and Specific Redemption Provisions (if any). The Corporation shall not give a Notice of Special Dividend Period or convert to a Special Dividend Period and, if the Corporation has given a notice of Special Dividend, the Corporation is required to give telephonic and written notice of revocation (a "Notice of Revocation") to the Auction Agent, each Broker- Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if it has not obtained the advice in writing of Moody's and S&P or any Substitute Rating Agency that the proposed Special Dividend Period will not adversely affect their then-current rating on the Preferred Shares or if (w) either the 1940 Act Preferred Shares
        Asset Coverage is not satisfied or the Corporation shall fail to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value at least equal to the Preferred
        Shares Basic Maintenance Amount, in each case on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date (and in each case, with respect to Moody's Eligible Assets, using a Moody's Exposure Period equivalent to 14 days longer than normal) on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker Dealers shall advise the Corporation is an approximately equal rate for securities similar to the Preferred Shares with an equal frequency of recalculation of the Reference Index or Reference Security as is utilized by the Corporation with respect to the first Dividend Payment Period within such Special Dividend Period and using as a pro forma
        Maximum Applicable Rate the highest rate specified in the Notice of Special Dividend Period for the Dividend Payment Periods covering not less than the first 49 days of such proposed Special Dividend Period or, if no such rate is specified in the Notice of Special Dividend Period, the Maximum Applicable Rate resulting by operation of the definition of Special Dividend Period Reference Rate for the Special Dividend Period specified in such Notice of Special
        Dividend Period), (x) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on third Business Day preceding the related Auction Date,
        (y) the Broker-Dealer(s) jointly advise the Corporation that after consideration of the factors listed above they have concluded that it is advisable to give a Notice of Revocation or (z) the Corporation has determined to terminate the Special Dividend Period for any reason. If the Corporation is prohibited from giving a Notice of Special Dividend Period as a result of any of the factors enumerated in clause (w), (x), (y) or (z) of the prior sentence or if the Corporation gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period will be a 28-day Period (in the case of Series T28 Preferred Shares) or a 7-day Dividend Period (in the case of Series T7 Preferred Shares) provided that if the then-current Dividend Period in the case of the Series T28 Preferred Shares is a Special
        Dividend Period of less than 28 days, the next succeeding Dividend Period for such series will be the same length as the current Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in the applicable Auction or such Auction is not held for any reason, such next succeeding Dividend Period will be a 28-day Dividend Period (in the case of Series T28 Preferred Shares) or a 7-day Dividend Period (in the case of Series T7 Preferred Shares) and the Corporation may not again give a Notice of Special Dividend Period for the Preferred Shares (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 28-day Dividend Period
        (in the case of Series T28 Preferred Shares) or a 7-day Dividend Period (in the case of Series T7 Preferred Shares).

                      (d) (i) Holders shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on the Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment on the Preferred Shares that may be in arrears.

                             (ii) For so long as any share of the Preferred Shares is outstanding, the Corporation shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to the Preferred Shares as to dividends or upon liquidation) in respect of the Common Stock or any other stock of the Corporation ranking junior to or on a parity with the Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of the Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Corporation ranking junior to the Preferred Shares as to dividends and upon liquidation) or any other such Parity Stock (except by conversion into or exchange for stock of the Corporation ranking junior to or on a parity with the Preferred Shares as to dividends and upon liquidation), unless (A) immediately after such transaction, the Corporation shall have Moody's Eligible Assets and S&P Eligible Assets each with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount and the Corporation shall maintain the 1940 Act Preferred Shares Asset Coverage, (B) full cumulative dividends on Preferred Shares and shares of Other Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, (C) any Additional Dividend required to be paid under paragraph 2(e) below on or before the date of such declaration or payment has been paid and (D) the Corporation has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained herein.

                      (e) Each dividend shall consist of (i) cash at the Applicable Rate and (ii) an uncertificated right (a "Right") to receive an Additional Dividend (as defined below). Each Right shall thereafter be independent of the share or Preferred Shares on which the dividend was paid. The Corporation shall cause to be maintained a record of each Right received by the respective Holders. The Corporation shall not be required to recognize any transfer of a Right.

               If, in the case of a Dividend Period of 28 days or fewer, the Corporation retroactively allocates any net capital gains or other taxable income to Preferred Shares without having given advance notice thereof to the Auction Agent as described in paragraph 2(f) hereof (the amount of such allocation referred to herein as a "Retroactive Taxable Allocation") solely by reason of the fact that such allocation is made as a result of the redemption of all or a portion of the outstanding Preferred Shares or the liquidation of the Corporation, the Corporation will, within 90 days (and generally within 60 days) after the end of the Corporation's fiscal year for which a Retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and to each holder of a Right applicable to such Preferred Shares (initially Cede & Co. as nominee of The Depository Trust Company) during such fiscal year at such holder's address as the same appears or last appeared on the Stock Books of the Corporation. The Corporation will, within 30 days after such notice is given to the Auction Agent, pay to the Auction Agent (who will then distribute to such holders of Rights), out of funds legally available therefor, an amount equal to the aggregate Additional Dividend with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question.

               If the Corporation, in the case of a Dividend Period of 35 days or more, makes a Retroactive Taxable Allocation to a dividend paid on Preferred Shares, the Corporation will, within 90 days (and generally within 60 days) after the end of the Corporation's fiscal year for which a Retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and to each holder of a Right applicable to such Preferred Shares (initially Cede & Co. as nominee of The Depository Trust Company) during such fiscal year at such holder's address as the same appears or last appeared on the Stock Books of the Corporation. The Corporation will, within 30 days after such notice is given to the Auction Agent, pay to the Auction Agent (who will then distribute to such holders of Rights), out of funds legally available therefor, an amount equal to the aggregate Additional Dividend with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question.

               An "Additional Dividend" means payment to a holder of Preferred Shares of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations allocated to such holder with respect to the fiscal year in question, would cause such holder's dividends from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividend to be equal to the dollar amount of the dividends which would have been received and retained by such holder if the Retroactive Taxable Allocations had not been made. Such Additional Dividend shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no holder of Preferred Shares is subject to the Federal alternative minimum tax with respect to dividends received from the Corporation; and (iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of Preferred Shares at the maximum marginal combined regular Federal income tax rate applicable to individuals or corporations, whichever is greater, in effect during the fiscal year in question.

                      (f) Whenever the Corporation intends to include any net capital gains or other taxable income in any dividend on Preferred Shares the Applicable Rate for which will be established at the next succeeding Auction, the Corporation will, in the case of a Dividend Period of 28 days or fewer, and may, in the case of a Dividend Period of 35 days or more, notify the Auction Agent of the amount to be so included at least five Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. If, in the case of a Dividend Period of 28 days or fewer, the Corporation retroactively allocates any net capital gains or other taxable income to a dividend paid on Preferred Shares without having given advance notice thereof to the Auction Agent as described in paragraph 2(f) hereof solely by reason of the fact that such allocation is made as a result of the redemption of all or a portion of the outstanding Preferred Shares or the liquidation of the Corporation, the Corporation will make certain payments to holders of Preferred Shares to offset the tax effect thereof. If, in the case of a Dividend Period of 35 days or more, the Corporation allocates any net capital gains or other taxable income to a dividend paid on Preferred Shares without having given advance notice thereof to the Auction Agent as described in Paragraph 2(f) hereof, the Corporation will make certain payments to holders of Preferred Shares to offset the tax effect thereof.

(g) No fractional share of Preferred Shares shall be issued.

               3. Liquidation Rights. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Holders shall be entitled to receive, out of the assets of the Corporation available for distribution to shareholders, before any distribution or payment is made upon any Common Stock or any other capital stock ranking junior in right of payment upon liquidation to the Preferred Shares, the sum of $50,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) thereon plus the premium, if any, resulting from the designation of a Premium Call Period to the date of distribution, and after such payment the holders of Preferred Shares will be entitled to no other payments other than Additional Dividends as provided in paragraph 2(e) hereof. If upon any liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Preferred Shares and any other outstanding class or series of Preferred Stock of the Corporation ranking on a parity with the Preferred Shares as to payment upon liquidation are not paid in full, the Holders and the holders of such other class or series will share ratably in any such distribution of assets in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the Holders will not be entitled to any further participation in any distribution of assets by the Corporation except for any Additional Dividends. A consolidation or merger of the Corporation with or into any other corporation or corporations or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Corporation shall not be deemed or construed to be a liquidation, dissolution or winding up of the Corporation.

               4. Redemption. (a) Preferred Shares shall be redeemable by the Corporation as provided below:

                             (i) To the extent permitted under the 1940 Act and Maryland law, upon giving a Notice of Redemption, the Corporation at its option may redeem Preferred Shares, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share, on any Dividend Payment Date; provided, however, that no Preferred Shares shall be subject to optional redemption during a Non- Call Period. In addition, holders of Preferred Shares which are redeemed shall be entitled to receive Additional Dividends to the extent provided herein. The Corporation may not give a Notice of Redemption relating to an optional redemption as described in this paragraph 4(a)(i) or effect an optional redemption unless, at the time of giving such Notice of Redemption or effecting such optional redemption, the Corporation has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount due to Holders by reason of the redemption of their Preferred Shares on such redemption date and, if as a result of such optional redemption, the Corporation would fail to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to the Preferred Shares Basic Maintenance Amount.

                             (ii) The Corporation shall redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, Preferred Shares to the extent permitted under the 1940 Act and Maryland law, on a date fixed by the Board of Directors, if the Corporation fails to maintain Moody's Eligible Assets and S&P Eligible Assets each with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount as provided in paragraph 7(a) or to satisfy the 1940 Act Preferred Shares Asset Coverage as provided in paragraph 6 and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date (herein respectively referred to as the "Cure Date"), as the case may be. In addition, holders of Preferred Shares so redeemed shall be entitled to receive Additional Dividends to the extent provided herein. The number of Preferred Shares to be redeemed shall be equal to the lesser of (i) the minimum number of Preferred Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would together with all shares of Other Preferred Stock subject to redemption or retirement, result in the Corporation having S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount or satisfaction of the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of Preferred Shares and shares of Other Preferred Stock the redemption of which would have such result, all Preferred Shares and shares of Other Preferred Stock then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all shares of other Preferred Stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Corporation shall allocate the number required to be redeemed which would result in the Corporation having Moody's Eligible Assets and S&P Eligible Assets each with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount or satisfaction of the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among Preferred Shares, Other Preferred Shares and other Preferred Stock subject to redemption pursuant to provisions similar to those contained in this paragraph 4(a)(ii) provided that, Preferred Shares which may not be redeemed at the option of the Corporation (a) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (b) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period during which such shares are not subject to optional redemption (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such period. The Corporation shall effect such redemption on a Business Day which is not later than 30 days after such Cure Date, except that if the Corporation does not have funds legally available for the redemption of all of the required number of Preferred Shares and shares of other Preferred Stock which are subject to mandatory redemption or the Corporation otherwise is unable to effect such redemption on or prior to 30 days after such Cure Date, the Corporation shall redeem those Preferred Shares which it is unable to redeem on the earliest practicable date on which it is able to effect such redemption out of funds legally available therefor.

                      (b) Notwithstanding any other provision of this paragraph 4, no Preferred Shares may be redeemed pursuant to paragraph 4(a)(i) of these Articles Supplementary unless all dividends in arrears on all remaining outstanding shares of Parity Stock shall have been or are being contemporaneously paid or declared and set apart for payment. In the event that less than all the outstanding Preferred Shares are to be redeemed and there is more than one Holder, the shares to be redeemed shall be selected by lot or such other method as the Corporation shall deem fair and equitable.

                      (c) Whenever Preferred Shares are to be redeemed, the Corporation, not less than 20 or more than 60 days prior to the date fixed for redemption, shall mail a notice ("Notice of Redemption") by first-class mail, postage prepaid, to each Holder of Preferred Shares to be redeemed and to the Auction Agent. The Corporation shall cause the Notice of Redemption also to be published in the eastern and national editions of The Wall Street Journal. The Notice of Redemption to set forth (i) the redemption date, (ii) the amount of the redemption price, (iii) the aggregate number of Preferred Shares to be redeemed, (iv) the place or places where Preferred Shares are to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed shall cease to accumulate on such redemption date (except that holders may be entitled to Additional Dividends) and (vi) the provision of these Articles Supplementary pursuant to which such shares are being redeemed. No defect in the Notice of Redemption or in the mailing or publication thereof shall affect the validity of the redemption proceedings, except as required by applicable law.

               If the Notice of Redemption shall have been given as aforesaid and, concurrently or thereafter, the Corporation shall have deposited in trust with the Auction Agent a cash amount equal to the redemption payment for the Preferred Shares to which such Notice of Redemption has been given with irrevocable instructions and authority to pay the redemption price to the Holders of such shares, then upon the date of such deposit or, if no such deposit is made, then upon such date fixed for redemption (unless the Corporation shall default in making the redemption payment), all rights of the Holders of such shares as shareholders of the Corporation by reason of the ownership of such shares will cease and terminate (except their right to receive the redemption price in respect thereof and any additional dividends, but without interest), and such shares shall no longer be deemed outstanding. The Corporation shall be entitled to receive, from time to time, from the Auction Agent the interest, if any, on such moneys deposited with it and the Holders of any shares so redeemed shall have no claim to any of such interest. In case the Holder of any shares so called for redemption shall not claim the redemption payment for his shares within one year after the date of redemption, the Auction Agent shall, upon demand, pay over to the Corporation such amount remaining on deposit and the Auction Agent shall thereupon be relieved of all responsibility to the Holder of such shares called for redemption and such Holder thereafter shall look only to the Corporation for the redemption payment.

               5. Voting Rights. (a) General. Except as otherwise provided in the Charter, each Holder of Preferred Shares shall be entitled to one vote for each share held on each matter submitted to a vote of stockholders of the Corporation to which the stockholders are entitled to vote, and the holders of outstanding shares of Preferred Stock, including Preferred Shares, and of shares of Common Stock shall vote together as a single class with respect to all matters on which all stockholders are entitled to vote. Notwithstanding the preceding sentence, at the first annual meeting of stockholders, the holders of outstanding shares of Preferred Stock, including Preferred Shares, represented in person or by proxy shall be entitled as a class, and to the exclusion of the holders of all other securities and classes of capital stock of the Corporation, to elect one Class I director and one Class II director and shall thereafter be so entitled to elect any successors from time to time to the Class I and Class II directors so elected at any meeting of shareholders in which successors are elected. At each meeting of shareholders at which entire classes of Class I and Class II directors are to be elected, or at any meeting at which a successor to a director elected by the holders of Preferred Stock in accordance with this Section is to be elected (including directors elected pursuant to this sentence), the holders of outstanding shares of Preferred Stock, including Preferred Shares, represented in person or by proxy shall be entitled as a class and to the exclusion of the holders of all other securities and classes of capital stock of the Corporation to elect one Class I and one Class II director or to elect such successor. In the event that the Charter is amended to eliminate the classification of the Corporation's Board of Directors, the holders of outstanding shares of Preferred Stock, including Preferred Shares, represented in person or by proxy shall be entitled as a class, and to the exclusion of the holders of all other securities and classes of capital stock of the Corporation, to elect two directors. Subject to paragraph 5(b) hereof, the holders of outstanding shares of capital stock of the Corporation, voting as a single class, shall elect the balance of the directors.

                      (b) Right to Elect Majority of Board of Directors. During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Preferred Stock, would constitute a majority of the Board of Directors as so increased by such smallest number; and the holders of shares of Preferred Stock shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), to elect such smallest number of additional directors, together with the two directors that such holders are in any event entitled to elect. A Voting Period shall commence:

                             (i) if at any time accumulated dividends
        (whether or not earned or declared, and whether or not funds are then legally available in an amount sufficient therefor) on the outstanding Preferred Shares equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

                             (ii) if at any time holders of any Preferred
        Stock are entitled to elect a majority of the directors of the Corporation under the 1940 Act.

               Upon the termination of a Voting Period, the voting rights described in this paragraph 5(b) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this paragraph 5(b).


                      (c) Right to Vote with Respect to Certain Other Matters. So long as any Preferred Shares are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the Outstanding shares of Preferred Stock outstanding at the time, in person or by proxy, at a meeting (voting separately as one class) or by the unanimous written consent of the holders of all Outstanding shares of Preferred
Stock: (i) authorize, create or issue, or increase the authorized or issued amount of, any class or series of stock ranking prior to or on a parity with any series of Preferred Stock with respect to payment of dividends or the distribution of assets on liquidation, or increase the authorized amount of Preferred Shares or any other Preferred Stock (except that, notwithstanding the foregoing, but subject to the provisions of Section 13 of the 1940 Act, the Board of Directors, without the vote or consent of the Holders of Preferred Shares, may from time to time authorize, create and issue, and may increase the authorized or issued amount of, classes or series of Preferred Stock, including Preferred Shares, ranking on a parity with the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation, subject to continuing compliance by the Corporation with 1940 Act Preferred Shares Asset Coverage and Preferred Shares Basic Maintenance Amount requirements, provided that the Fund obtains written confirmation from Moody's (if Moody's is then rating Preferred Shares), S&P (if S&P is then rating Preferred Shares) or any Substitute Rating Agency (if any such Substitute Rating Agency is then rating Preferred Shares) that the issuance of such class or series would not impair the rating then assigned by such rating agency to the Preferred Shares), (ii) amend, alter or repeal the provisions of the Charter whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of Preferred Shares or any Other Preferred Stock, (iii) authorize the Corporation's conversion from a closed-end to an open-end investment company as defined in Section 5(a) of the 1940 Act, or (iv) amend the provisions of the Charter which provide for the classification of the Board of Directors of the Corporation into three classes, each with a term of office of three years with only one class of directors standing for election in any year (presently Article VI of the Charter). To the extent permitted under the 1940 Act, the Corporation shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Charter of a Holder of shares of a series of Preferred Shares differently than those of a Holder of shares of any other series of Preferred Shares without the affirmative vote of the holders of at least a majority of the Preferred Shares of each series adversely affected and Outstanding at such time, in person or by proxy, at a meeting (each such adversely affected series voting separately as a class) or by the unanimous written consent of the holders of all Outstanding shares of Preferred Stock. The Corporation shall notify Moody's and S&P 10 Business Days prior to any such vote described in clauses (i) and (ii). Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the Outstanding shares of Preferred Stock, including Preferred Shares, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of shares of Preferred Stock, including Preferred Shares, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including Preferred Shares, voting together as a single class necessary to authorize the action in question. Notwithstanding the preceding sentence, to the extent permitted by Maryland General Corporation Law, no vote of holders of Common Stock, either separately or together with holders of Preferred Shares as a single class, shall be necessary to take the actions contemplated by clauses (i) and (ii) of the first sentence of this Section 5(c) and the holders of Common Stock shall not be entitled to vote in respect of such matters, unless, in the case of the actions contemplated by clause (ii) of the first sentence of this Section 5(c), the action would adversely affect the contract rights expressly set forth in the Charter of the holders of Common Stock.


                      (d)    Voting Procedures.

                             (i) As soon as practicable after the accrual of any right of the Holders of shares of Preferred Stock to elect additional directors as described in paragraph 5(b) above, the Corporation shall notify the Secretary of the Corporation and instruct the Secretary to call a special meeting of such Holders, by mailing a notice of such special meeting to such Holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Secretary of the Corporation does not call such a special meeting, it may be called by Holders of at least 25% of the votes entitled to be cast at such meeting on like notice. The record date for determining the Holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting held during a Voting Period, such Holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), shall be entitled to elect the number of directors prescribed in paragraph 5(b) above on a one-vote-per-share basis. At any such meeting or adjournment thereof in the absence of a quorum, a majority of such holders present in person or by proxy shall have the power to adjourn the meeting without notice, other than by an announcement at the meeting, to a date not more than 120 days after the original record date.

                             (ii) For purposes of determining any rights of the Holders to vote on any matter or the number of shares required to constitute a quorum, whether such right is created by these Articles Supplementary, by the other provisions of the Charter, by statute or otherwise, a share of Preferred Shares which is not outstanding shall not be counted.

                             (iii) The terms of office of all persons who are directors of the Corporation at the time of a special meeting of Holders and holders of other Preferred Stock to elect directors shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of directors that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent directors elected by the Holders and such other holders of Preferred Stock and the remaining incumbent directors elected by the holders of the Common Stock and Preferred Stock, shall constitute the duly elected directors of the Corporation.

                             (iv) The terms of office of the additional directors elected by the Holders and holders of other Preferred Stock pursuant to paragraph 5(b) above shall terminate on the earliest date permitted by the Maryland General Corporation Law following the termination of a Voting Period, the remaining directors shall constitute the directors of the Corporation and the voting rights of the Holders and such other holders to elect additional directors pursuant to paragraph 5(b) above shall cease, subject to the provisions of the last sentence of paragraph 5(b)(ii).

                             (e) Exclusive Remedy. Unless otherwise
        required by law, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The Holders of Preferred Shares shall have no preemptive rights or rights to cumulative voting. In the event that the Corporation fails to pay any dividends on the Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for directors pursuant to the provisions of this paragraph 5.

                             (f) Notification to Moody's and S&P. In the event a vote of Holders of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Corporation shall, not later than ten business days prior to the date on which such vote is to be taken, notify Moody's and S&P that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. Upon completion of any such vote, the Corporation shall notify Moody's and S&P as to the result of such vote.

               6. 1940 Act Preferred Shares Asset Coverage. The Corporation shall maintain, as of the last Business Day of each month in which any share of Preferred Shares is outstanding, the 1940 Act Preferred Shares Asset Coverage.

               7. Preferred Shares Basic Maintenance Amount. (a) The Corporation shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount and (ii) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount. Upon any failure to maintain the required Discounted Value, the Corporation will use its best efforts to alter the composition of its portfolio to reattain the Preferred Shares Basic Maintenance Amount on or prior to the Preferred Shares Basic Maintenance Cure Date.

                      (b) On or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the Corporation fails to satisfy the Preferred Shares Basic Maintenance Amount, the Corporation shall complete and deliver to the Auction Agent, Moody's and S&P a complete Preferred Shares Basic Maintenance Report as of the date of such failure, which shall be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Corporation mails to the Auction Agent for delivery on the next Business Day the complete Preferred Shares Basic Maintenance Report. The Corporation shall also give a notice of cure of its failure to satisfy the Preferred Shares Basic Maintenance Amount along with the complete Preferred Shares Basic Maintenance Report to the Auction Agent, Moody's and S&P within three Business Days of its determination that it has satisfied such requirement following any period during which it has failed to satisfy such requirement. The Corporation will also deliver a Preferred Shares Basic Maintenance Report to the Auction Agent as of (i) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business
Day) and (ii) the last Business Day of each month, in each case on or before the third Business Day after such day. The Corporation will also deliver a Preferred Shares Basic Maintenance Report to Moody's or S&P, as the case may be, for each Valuation Date that the Discounted Value of Moody's Eligible Assets or S&P Eligible Assets is less than or equal to 125% of the Preferred Shares Basic Maintenance Amount, provided, however, that if the Valuation Date is every day that is a Business Day, the Corporation will deliver a Preferred Shares Basic Maintenance Report to Moody's or S&P, as the case may be, for each Valuation Date that the Discounted Value of Moody's Eligible Assets or S&P Eligible Assets is less than or equal to 105% of the Preferred Shares Basic Maintenance Amount. The Corporation will deliver a Preferred Shares Basic Maintenance Report to Moody's upon request and when the Corporation redeems any shares of Common Stock. The Corporation will deliver a Preferred Shares Basic Maintenance Report to S&P upon request. A failure by the Corporation to deliver a Preferred Shares Basic Maintenance Report under this paragraph 7(b) shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for S&P Eligible Assets and Moody's Eligible Assets of the Corporation is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.


                      (c) Within ten Business Days after the date of delivery of the Preferred Shares Basic Maintenance Report and a Certificate of Minimum Liquidity in accordance with paragraph 7(b) above relating to a Quarterly Valuation Date, the Corporation shall cause the Independent Accountant to confirm in writing to the Auction Agent, Moody's and S&P (i) the mathematical accuracy of the calculations reflected in such Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Corporation during the quarter ending on such Quarterly Valuation Date) and (with respect to S&P only while S&P is rating the Preferred Shares) such Certificate, (ii) that, in such Report (and in such randomly selected Report), the Corporation correctly determined the assets of the Corporation which constitute S&P Eligible Assets or Moody's Eligible Assets, as the case may be, at such Quarterly Valuation Date in accordance with these Articles Supplementary, (iii) that, in such Report (and in such randomly selected Report), the Corporation determined whether the Corporation had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly-selected Report) in accordance with these Articles Supplementary, S&P Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and Moody's Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iv) that (with respect to S&P only) in such Certificate, the Corporation determined the Minimum Liquidity Level and the Corporation's Deposit Securities in accordance with these Articles Supplementary, including maturity or tender date, (v) with respect to the S&P rating on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report and (with respect to S&P only) such Certificate, that the Independent Accountant has requested that S&P verify such information and the Independent Accountant shall provide a listing in its letter of any differences, (vi) with respect to the Moody's ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report and (with respect to S&P only) such Certificate, that such information has been verified by Moody's (in the event such information is not verified by Moody's, the Independent Accountant will inquire of Moody's what such information is, and provide a listing in its letter of any differences) and (vii) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Corporation's assets to the Corporation for purposes of valuing securities in the Corporation's portfolio, the Independent Accountant has traced the price used in such Report and (with respect to S&P only) such Certificate to the bid or mean price listed in such Report and (with respect to S&P only) such Certificate as provided to the Corporation and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) (such confirmation is herein called the "Accountant's Confirmation").


                      (d) Within ten Business Days after the date of delivery to the Auction Agent, S&P and Moody's of a Preferred Shares Basic Maintenance Report in accordance with paragraph 7(b) above relating to any Valuation Date on which the Corporation failed to maintain S&P Eligible Assets with an aggregate Discounted Value and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure, the Independent Accountant will provide to the Auction Agent, S&P and Moody's an Accountant's Confirmation as to such Preferred Shares Basic Maintenance Report.


                      (e) If any Accountant's Confirmation delivered pursuant to subparagraph (c) or (d) of this paragraph 7 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets or Moody's Eligible Assets, as the case may be, of the Corporation was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Corporation, and the Corporation shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to the Auction Agent, S&P and Moody's promptly following receipt by the Corporation of such Accountant's Confirmation.


                      (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of the Preferred Shares, the Corporation will complete and deliver to S&P and Moody's a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five business days of such Date of Original Issue, the Corporation shall cause the Independent Accountant to confirm in writing to S&P and Moody's (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the aggregate Discounted Value of S&P Eligible Assets and the aggregate Discounted Value of Moody's Eligible Assets reflected thereon equals or exceeds the Preferred Shares Basic Maintenance Amount reflected thereon.

                      (g) For so long as Preferred Shares are rated by Moody's, in managing the Corporation's portfolio, the Corporation shall require that the Adviser will not alter the composition of the Corporation's portfolio if, in the reasonable belief of the Adviser, the effect of any such alteration would be to cause the Corporation to have Moody's Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than Preferred Shares Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of Moody's Eligible Assets exceeded the Preferred Shares Basic Maintenance Amount by twenty-five percent or less (or, in the event the Valuation Date is every day that is a Business Day, five percent or less), the Adviser will not alter the composition of the Corporation's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of Moody's Eligible Assets unless the Corporation shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of Moody's Eligible Assets would exceed the Preferred Shares Basic Maintenance Amount.


               8. Minimum Liquidity Level. (i) For so long as any Preferred Shares are rated by S&P, the Corporation shall be required to have, as of each Valuation Date, Dividend Coverage Assets having in aggregate a value not less than the Dividend Coverage Amount.


                             (ii) As of each Valuation Date as long as any Preferred Shares are rated by S&P, the Corporation shall determine
        (A) the Market Value of the Dividend Coverage Assets owned by the Corporation as of that Valuation Date, (B) the Dividend Coverage Amount on that Valuation Date, and (C) whether the Minimum Liquidity Level is met as of that Valuation Date. The calculations of the Dividend Coverage Assets, the Dividend Coverage Amount and whether the Minimum Liquidity Level is met shall be set forth in a certificate (a "Certificate of Minimum Liquidity") dated as of the Valuation Date. The Preferred Shares Basic Maintenance Report and the Certificate of Minimum Liquidity may be combined in one certificate. The Corporation shall cause the Certificate of Minimum Liquidity to be delivered to S&P not later than the close of business on the third Business Day after the Valuation Date applicable to such Certificate pursuant to paragraph 7(b). The Minimum Liquidity Level shall be deemed to be met as of any date of determination if the Corporation has timely delivered a Certificate of Minimum Liquidity relating to such date which states that the same has been met and which is not manifestly inaccurate. In the event that a Certificate of Minimum Liquidity is not delivered to S&P when required, the Minimum Liquidity Level shall be deemed not to have been met as of the applicable date.


                             (iii) If the Minimum Liquidity Level is not met as of any Valuation Date, then the Corporation shall purchase or otherwise acquire Dividend Coverage Assets to the extent necessary so that the Minimum Liquidity Level is met as of the fifth Business Day following such Valuation Date. The Corporation shall, by such fifth Business Day, provide to S&P a Certificate of Minimum Liquidity setting forth the calculations of the Dividend Coverage Assets and the Dividend Coverage Amount and showing that the Minimum Liquidity Level is met as such fifth Business Day together with a report of the custodian of the Corporation's assets confirming the amount of the Corporation's Dividend Coverage Assets as of such fifth Business Day.


               9. Certain Other Restrictions. (a) So long as there are Preferred Shares Outstanding, the Corporation will enter into futures and options transactions only for bona fide hedging purposes and not for leveraging or speculative purposes. So long as Moody's and S&P are rating the Preferred Shares, the Corporation will only engage in futures or options transactions in accordance with the then-current guidelines of such ratings agencies, only if it is valuing its assets daily and only after it has received written confirmation from Moody's and S&P, as appropriate, that such transactions would not impair the ratings then assigned by S&P and Moody's to Preferred Shares. The S&P guidelines in effect as of the Date of Original Issue are set forth in their entirety in the following paragraph. The Corporation may engage in futures and options transactions in accordance therewith and such transactions shall have the consequences included in such guidelines set forth therein (as such guidelines are amended, modified and supplemented from time to time by S&P), provided, however, that it may not engage in any such transactions unless it has satisfied the relevant provisions of this paragraph relating to complying with Moody's guidelines and obtaining written confirmation from Moody's and S&P.


               For so long as Preferred Shares are rated by S&P, the Corporation will not, unless it has received written confirmation from S&P that any such action would not impair the rating then assigned by S&P to Preferred Shares, purchase or sell futures contracts or options thereon or write uncovered put or uncovered call options in portfolio securities except (provided that the Corporation has received such written confirmation in advance from S&P) that (i) the Corporation may engage in S&P Hedging Transactions based on the Municipal Index, provided that (A) the Corporation shall not engage in any S&P Hedging Transaction based on the Municipal Index (other than Closing Transactions) which would cause the Corporation at the time of such transaction to own or have sold (1) more than 1,000 outstanding futures contracts based on the Municipal Index, (2) outstanding futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Corporation's total assets divided by 100,000 or (3) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the month prior to the time of effecting such transaction as reported by The Wall Street Journal and (ii) the Corporation may engage in S&P Hedging Transactions based on Treasury Bonds, provided that (A) the Corporation shall not engage in any S&P Hedging Transactions based on Treasury Bonds (other than Closing Transactions) which would cause the Corporation at the time of such transaction to own or have sold the lesser of (1) outstanding futures contracts based on Treasury Bonds exceeding in number 25% of the quotient of the fair market value of the Corporation's total assets divided by 100,000 or (2) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the month prior to the time of effecting such transaction as reported by The Wall Street Journal. For so long as Preferred Shares are rated by S&P, the Corporation will engage in Closing Transactions to close out any outstanding futures contract which the Corporation owns or has sold or any outstanding option thereon owned by the Corporation in the event (i) the Corporation does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Maintenance Amount on two consecutive Valuation Dates and
(ii) the Corporation is required to pay Variation Margin on the second such Valuation Date. For so long as Preferred Shares are rated by S&P, the Corporation will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Corporation holds securities deliverable under such terms. For purposes of calculating the Discounted Value of S&P Eligible Assets to determine compliance with the Preferred Shares Basic Maintenance Amount, such Discounted Value shall be reduced to an amount equal to (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Trust plus
(ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Corporation. For so long as Preferred Shares are rated by S&P, when the Corporation writes a futures contract or option thereon, it will maintain an amount of cash, cash equivalents or short-term, fixed-income securities in a segregated account with the Corporation's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of the Corporation's broker equals the fair market value of the futures contract, except that in the event the Corporation writes a futures contract or option thereon which requires delivery of an underlying security, the Corporation shall hold such underlying security.


                      (b) For so long as Preferred Shares are rated by Moody's or S&P, the Corporation will not, unless it has received written confirmation from Moody's and/or S&P, as the case may be, that such action would not impair the ratings then assigned to Preferred Shares by Moody's and/or S&P, as the case may be, (i) borrow money, (ii) engage in short sales of securities, (iii) lend any securities, (iv) issue any class or series of stock ranking prior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Corporation, (v) reissue any Preferred Shares previously purchased or redeemed by the Corporation, (vi) merge or consolidate into or with any other corporation, (vii) change the Pricing Service or (viii) engage in reverse repurchase agreements.

               10. Notice. All notices or communications, unless otherwise specified in these Articles Supplementary, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid. Notice shall be deemed given on the earlier of the date received or the date seven days after which such notice is mailed.

               11. Auction Procedures. (a) Certain definitions. As used in this paragraph 11, the following terms shall have the following meanings, unless the context otherwise requires:

                             (i) "Auction Date" shall mean the first
        Business Day preceding the first day of a Dividend Period.

                             (ii) "Available Preferred Shares" shall have the meaning specified in paragraph 11(d)(i) below.

                             (iii) "Bid" shall have the meaning specified in paragraph 11(b)(i) below.


                             (iv) "Bidder" shall have the meaning specified in paragraph 11(b)(i) below.

                             (v) "Hold Order" shall have the meaning
        specified in paragraph 11(b)(i) below.


                             (vi) "Maximum Applicable Rate," for any
        Dividend Payment Period for the Preferred Shares will be the Applicable Percentage of the higher of the 30-day "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short-Term Municipal Bond Rate except in the case of a Special Dividend Period in which case the Maximum Applicable Rate for any Dividend Payment Period included in such Special Dividend Period will be the Applicable Percentage (determined on the date of the Notice of Special Dividend Period in the case of any such Notice that specifies a Maximum Applicable Rate applicable to such Special Dividend Payment Period) of the Special Dividend Period Reference Rate for such Dividend Payment Period. The Applicable Percentage will be determined based on (i) the lower of the credit rating or ratings assigned on such date to such shares by Moody's and S&P (or if Moody's or S&P or both shall not make such ratings available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, such rating) and (ii) whether the Corporation has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend pursuant to paragraph 2(f) hereof that net capital gains or other taxable income will be included in such dividend on Preferred Shares as follows:





                 Credit Ratings                               Applicable              Applicable
                                                             Percentage: No           Percentage:
      Moody's                         S&P                    Notification             Notification
--------------------          -------------------          -----------------          ---------------
  "aa3" or higher                AA- or higher                   110%                      150%
    "a3" to "a1"                   A- to A+                      125%                      160%
  "baa3" to "baa1"               BBB- to BBB+                    150%                      250%
   "ba3" to "ba1"                 BB- to BB+                     200%                      275%
    Below "ba3"                    Below BB-                     250%                      300%

               The Corporation will take all reasonable action necessary to enable Moody's and S&P to provide a rating for the series of Preferred Shares. If either Moody's or S&P shall not make such a rating available, or neither Moody's nor S&P shall make such a rating available, Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and successors, after consultation with the Corporation, will select a nationally recognized statistical rating organization (a "Substitute Rating Agency") or two nationally recognized statistical rating organizations ("Substitute Rating Agencies") to act as Substitute Rating Agency or Substitute Rating Agencies, as the case may be; provided that if such a rating is not made available with respect to either series of Preferred Shares, Merrill Lynch, Pierce, Fenner & Smith or its affiliates and successors, after consultation with the Corporation, shall select a Substitute Rating Agency or Agencies.


                             (vii) "Minimum Applicable Rate," for any
        Dividend Payment Period included in a Special Dividend Period for which Bid Requirements are imposed, will be such rate as may be specified by the Corporation in the Notice of Special Dividend Period relating to the Special Dividend Period within which such Dividend Payment Period occurs.


                             (viii) "Order" shall have the meaning
        specified in paragraph 11(b)(i) below.

                             (ix) "Preferred Shares" shall mean the
        Preferred Shares being auctioned pursuant to this paragraph 11.


                             (x) "Sell Order" shall have the meaning
        specified in paragraph 11(b)(i) below.


                             (xi) "Submission Deadline" shall mean 1:00
        P.M., New York City time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.


                             (xii) "Submitted Bid" shall have the meaning specified in paragraph 11(d)(i) below.

                             (xiii) "Submitted Hold Order" shall have the meaning specified in paragraph 11(d)(i) below.


                             (xiv) "Submitted Order" shall have the meaning specified in paragraph 11 (d)(i) below.


                             (xv) "Submitted Sell Order" shall have the meaning specified in paragraph 11(d)(i) below.

                             (xvi) "Sufficient Clearing Bids" shall have the meaning specified in paragraph 11(d)(i) below.

                             (xvii) "Winning Bid Rate" shall have the meaning specified in paragraph 11(d)(i) below.


                      (b)    Orders by Existing Holders and Potential Holders.

                             (i) On or prior to the Submission Deadline on each Auction Date:

                                    (A)     each Existing Holder may submit
               to a Broker-Dealer information as to:

                                            (1) the number of Outstanding
                      shares, if any, of Preferred Shares held by such Existing Holder which such Existing Holder desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

                                            (2) the number of Outstanding
                      shares, if any, of Preferred Shares held by such Existing Holder which such Existing Holder desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum or, in the case of an Auction with Bid Requirements including a Spread, the Spread specified by such Existing Holder; and/or

                                            (3) the number of Outstanding
                      shares, if any, of Preferred Shares held by such Existing Holder which such Existing Holder offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

                                    (B)     each Broker-Dealer, using a list
               of Potential Holders that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Holders, including Persons that are not Existing Holders, on such list to determine the number of Outstanding shares, if any, of Preferred Shares which each such Potential Holder offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum or Spread specified by such Potential Holder.

                             For the purposes hereof, the communication to
               a Broker-Dealer of information referred to in clause (A) or
               (B) of this paragraph 11(b)(i) is hereinafter referred to an "Order" and each Existing Holder and each Potential Holder placing an Order is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause
               (A)(1) of this paragraph 11(b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (A)(2) or (B) of this paragraph 11(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this paragraph 11(b)(i) is hereinafter referred to as a "Sell Order".


                             (ii) (A)  A Bid by an Existing Holder shall
               constitute an irrevocable offer to sell:


                                            (1)    the number of Outstanding
                      Preferred Shares specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum or Spread specified in such Bid; or

                                            (2)    such number of a lesser
                      number of Outstanding Preferred Shares to be determined as set forth in paragraph 11(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum or Spread specified therein; or

                                            (3)    a lesser number of
                      Outstanding Preferred Shares to be determined as set forth in paragraph 11(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.

                                    (B)     A Sell Order by an Existing Holder
               shall constitute an irrevocable offer to sell:

                                            (1)    the number of Outstanding
                      Preferred Shares specified in such Sell Order; or

                                            (2)    such number or a lesser
                      number of Outstanding Preferred Shares to be determined as set forth in paragraph 11(e)(ii)(C) if Sufficient Clearing Bids do not exist.

                                    (C)     A Bid by a Potential Holder shall
                      constitute an irrevocable offer to purchase:

                                            (1)    the number of Outstanding
                      Preferred Shares specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum or Spread specified in such Bid; or

                                            (2)    such number or a lesser
                      number of Outstanding Preferred Shares to be determined as set forth in paragraph 11(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum or Spread specified therein.

                      (c) Submission of Orders by Broker-Dealers to Auction
Agent.

                             (i) Each Broker-Dealer shall submit in writing or through the Auction Agent's Auction Processing System to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer and specifying with respect to each Order:

                                    (A)     the name of the Bidder placing
               such Order;


                                    (B)     the aggregate number of Outstanding
               Preferred Shares that are the subject of such Order;


                                    (C)     to the extent that such Bidder is
               an Existing Holder;

                                            (1)    the number of Outstanding
                      shares, if any, of Preferred Shares subject to any Hold Order placed by such Existing Holder;

                                            (2)    the number of Outstanding
                      shares, if any, of Preferred Shares subject to any Bid placed by such Existing Holder and the rate per annum or Spread specified in such Bid; and

                                            (3)    the number of Outstanding
                      shares, if any, of Preferred Shares subject to any Sell Order placed by such Existing Holder; and

                                    (D)  (i)  to the extent such Bidder is a
               Potential Holder, the rate per annum or Spread specified in such Potential Holder's Bid.

                             (ii) If any rate per annum or Spread specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1% and shall round such Spread to the next highest one-thousandth (.001) of a basis point.

                             (iii) If an Order or Orders covering all of the Outstanding Preferred Shares held by an Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of Outstanding Preferred Shares held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that with respect to an Auction to establish a Special Dividend Period longer than 91 days, the Auction Agent shall deem a Sell Order to have been submitted on behalf of such Existing Holder covering such number of Outstanding Preferred Shares.

                             (iv)  If one or more Orders on behalf of an
        Existing Holder covering in the aggregate more than the number of Outstanding Preferred Shares held by such Existing Holder are submitted to the Auction Agent, such Orders shall be considered valid as follows and in the following order of priority:

                                    (A)     any Hold Order submitted on behalf
               of such Existing Holder shall be considered valid up to and including the number of Outstanding Preferred Shares held by such Existing Holder; provided that if more than one Hold
               Order is submitted on behalf of such Existing Holder and the number of Preferred Shares subject to such Hold Orders exceeds the number of Outstanding Preferred Shares held by such Existing Holder, the number of Preferred Shares subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of Outstanding Preferred Shares held by such Existing Holder;

                                    (B)     any Bids submitted on behalf of
               such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum or Spread, if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of Outstanding Preferred Shares held by such Existing Holder over the number of Preferred Shares subject to any Hold Order referred to in paragraph 11(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum or Spread and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of paragraph 11(c)(iv)(A) above and of the foregoing portion of this paragraph 11(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum or Spread, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this paragraph 11(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and

                                    (C)     any Sell Order shall be
               considered valid up to and including the excess of the number of Outstanding Preferred Shares held by such Existing Holder over the number of Preferred Shares subject to Hold Orders referred to in paragraph 11(c)(iv)(A) and Bids referred to in paragraph 11(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of Preferred Shares subject to such Sell Orders is greater than such excess, the number of Preferred Shares subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of Preferred Shares equal to such excess.

                             (v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum or Spread and number of Preferred Shares specified.


                             (vi)  Any Bid by an Existing Holder that
        specifies a Spread, with respect to an Auction in which a Spread is not included in any Bid Requirements or in which there are no Bid Requirements and any Order that does not specify a Spread with respect to an Auction in which a Spread is included in any Bid Requirements shall be treated as a Sell Order.


                      (d) Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.



                             (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order", a "Submitted Bid" or a "Submitted Sell Order", as the case may be, or as a "Submitted Order") and shall determine:


                                    (A)     the excess of the total number
               of Outstanding Preferred Shares over the number of Outstanding Preferred Shares that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares");


                                    (B)     from the Submitted Orders
               whether the number of Outstanding Preferred Shares that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum or Spreads that result in one or more rates per annum on such date equal to or lower than the Maximum Applicable Rate in effect for the first Dividend Payment Period after the Auction Date exceeds or is equal to the sum of:


                                            (1)    the number of outstanding
                      Preferred Shares that are the subject of Submitted Bids by Existing Holders specifying one or more rates per annum or Spreads that result in one or more rates per annum on such date higher than such Maximum Applicable Rate, and

                                            (2)    the number of Outstanding
                      Preferred Shares that are subject to Submitted Sell Orders (if such excess or such equality exists (other than because the number of Outstanding Preferred Shares in clauses (1) and (2) above are each zero because all of the Outstanding Preferred Shares are the subject of Submitted Hold Orders), such Submitted Bids by Potential Holders being hereinafter referred to collectively as "Sufficient Clearing Bids"); and


                                    (C)     if Sufficient Clearing Bids exist,
               the lowest rate per annum or, in the case of an Auction with Bid Requirements including a Spread, the lowest Spread specified in the Submitted Bids (the "Winning Bid Rate") that if:


                                            (1)    each Submitted Bid from
                      Existing Holders specifying the Winning Bid Rate and all other Submitted Bids from Existing Holders specifying lower rates per annum or Spreads were rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares that are the subject of such Submitted Bids, and

                                            (2)    each Submitted Bid from
                      Potential Holders specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum or Spreads were accepted, thus entitling the Potential Holders to purchase the Preferred Shares that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum or Spread being at least equal to the Available Preferred Shares.


                                    (D)     For purposes of these Article
               Supplementary, a positive Spread shall be considered lower than another positive Spread to the extent it is a lower number, a Spread of zero shall be considered lower than a positive Spread, a negative Spread shall be considered lower than a Spread of zero and a negative Spread shall be considered lower than another negative Spread to the extent it is a higher number.

                             (ii) Promptly after the Auction Agent has made the determinations pursuant to paragraph 11(d)(i), the Auction
        Agent shall advise the Corporation of the Maximum Applicable Rate (or, in the event the Corporation has specified a Maximum
        Applicable Rate or Rates, or a Minimum Applicable Rate or Rates the Auction Agent shall confirm to the Corporation the calculation of such Maximum Applicable Rate or Rates or such Minimum Applicable Rate or Rates) and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:


                                    (A)     if Sufficient Clearing Bids exist,
               that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate, subject to the effect of any applicable Minimum Applicable Rate and any applicable Maximum Applicable Rate;

                                    (B)     if Sufficient Clearing Bids do not
               exist (other than because all of the Outstanding Preferred Shares are the subject of Submitted Hold Orders and other than in the event the Auction is being conducted with respect to a Special Dividend Period), that the Applicable
               Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable Rate;

                                    (C)     if all of the Outstanding
               Preferred Shares are the subject of Submitted Hold Orders that the Dividend Period next succeeding the Auction shall automatically be the same length as the immediately preceding Dividend Period and the Applicable Rate for the next succeeding Dividend Period will be the higher of the 30-day "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short-Term Municipal Bond Rate multiplied by 1 minus the maximum marginal regular Federal individual income tax rate then applicable to ordinary income or the maximum marginal regular Federal corporate tax rate then applicable, whichever is greater (or 90% of such rate if the Corporation has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend pursuant to paragraph 2(f) hereof that net capital gains or other taxable income will be included in such dividend on Preferred Shares) on the date of the Auction; or



                                    (D)     if the Auction is being conducted
               with respect to a Special Dividend Period and Sufficient Clearing Bids do not exist, that the Dividend Period next succeeding the Auction shall automatically be 28 days (in the case of Series T28 Preferred Shares) or 7 days (in the case of Series T7 Preferred Shares) and the Applicable Rate for the next succeeding Dividend Period will be as set forth in paragraph 11(d)(ii)(C) above.


                      (e) Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Based on the determinations made pursuant to paragraph 11(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

                             (i)    If Sufficient Clearing Bids have been
        made, subject to the provisions of paragraph 11(e)(iii) and paragraph 11(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

                                    (A)     the Submitted Sell Orders of
               Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum or Spread that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the Outstanding Preferred Shares that are the subject of such Submitted Sell Order or Submitted Bid;

                                    (B)     the Submitted Bid of each of the
               Existing Holders specifying any rate per annum or Spread that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding Preferred Shares that are the subject of such Submitted Bid;

                                    (C)     the Submitted Bid of each of the
               Potential Holders specifying any rate per annum that is lower than the Winning Bid Rate or Spread shall be accepted;


                                    (D)     the Submitted Bid of each of the
               Existing Holders specifying a rate per annum or Spread that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding Preferred Shares that are the subject of such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Outstanding Preferred Shares ("Remaining Shares") equal to the excess of the Available Preferred Shares over the number of Outstanding Preferred Shares subject to Submitted Bids described in paragraph 11(e)(i)(B) and paragraph 11(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell Outstanding Preferred Shares, but only in an amount equal to the difference between (1) the number of Outstanding Preferred Shares then held by such Existing Holder subject to such Submitted Bid and (2) the number of Preferred Shares obtained by multiplying (x) the number of Remaining Shares by (y) a fraction the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the numbers of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum or Spread equal to the Winning Bid Rate; and

                                    (E)     the Submitted Bid of each of
               the Potential Holders specifying a rate per annum or Spread that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of Outstanding Preferred Shares obtained by multiplying (x) the difference between the Available Preferred Shares and the number of Outstanding Preferred Shares subject to Submitted Bids described in paragraph 11(e)(i)(B), paragraph 11(e)(i)(C) and paragraph 11(e)(i)(D) by (y) a fraction the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the sum of the numbers of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate per annum or Spread equal to the winning Bid Rate.


                             (ii) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding Preferred Shares are subject to Submitted Hold Orders), subject to the provisions of paragraph 11(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:


                                    (A)     the Submitted Bid of each
               Existing Holder specifying any rate per annum or Spread that is equal to or lower than the Maximum Applicable Rate (a Bid specifying a Spread being converted to a rate per annum for this purpose by applying the Spread to the most recently available Reference Index or Reference Security) shall be rejected, thus entitling such Existing Holder to continue to hold the Outstanding Preferred Shares that are the subject of such Submitted Bid;


                                    (B)     the Submitted Bid of each
               Potential Holder specifying any rate per annum or Spread that is equal to or lower than the Maximum Applicable Rate (a Bid specifying a Spread being converted to a rate per annum for this purpose by applying the Spread to the most recently available Reference Index or Reference Security) shall be accepted, thus requiring such Potential Holder to purchase the Outstanding Preferred Shares that are the subject of such Submitted Bid; and


                                    (C)     the Submitted Bids of each
               Existing Holder specifying any rate per annum or spread that is higher than the Maximum Applicable Rate (a Bid specifying a Spread being converted to a rate per annum for this purpose by applying the Spread to the most recently available Reference Index or Reference Security) shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between (1) the number of Outstanding Preferred Shares then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of Preferred Shares obtained by multiplying (x) the difference between the Available Preferred Shares and the aggregate number of Outstanding Preferred Shares subject to Submitted Bids described in paragraph 11(e)(ii)(A) and paragraph 11(e)(ii)(B) by (y) a fraction the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of Outstanding Preferred Shares subject to all such Submitted Bids and Submitted Sell Orders.

                             (iii) If, as a result of the procedures
        described in paragraph 11(e)(i) or paragraph 11(e)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of Preferred Shares to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that each Outstanding share of Preferred Shares purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole share of Preferred Shares.


                             (iv) If, as a result of the procedures
        described in paragraph 11(e)(i), any Potential Holder would be entitled or required to purchase less than a whole share of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate Preferred Shares for purchase among Potential Holders so that only whole Preferred Shares are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any Preferred Shares on such Auction Date.

                             (v) Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of Outstanding Preferred Shares to be purchased and the aggregate number of Outstanding Preferred Shares to be sold by such Potential Holders and Existing Holders and to, the extent that such aggregate number of Outstanding shares to be purchased and such aggregate number of Outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Outstanding Preferred Shares.

                      (f) Miscellaneous. An Existing Holder (A) may sell, transfer or otherwise dispose of Preferred Shares only pursuant to a Bid or Sell Order in accordance with the procedures described in this paragraph 11 or to or through a broker-dealer, provided that in the case of all transfers other than pursuant to Auctions such Existing Holder, its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer and (B) except as otherwise required by law, shall have the ownership of the Preferred Shares held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Existing Holder's beneficial ownership. Neither the Corporation nor any Affiliate shall submit an Order in any Auction. Any Existing Holder that is an Affiliate shall not sell, transfer or otherwise dispose of Preferred Shares to any Person other than the Corporation. All of the outstanding Preferred Shares of each series shall be represented by a single certificate registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Corporation's option and upon its receipt of such documents as it deems appropriate, any Preferred Shares may be registered in the Stock Register in the name of the Existing Holder thereof and such Existing Holder thereupon will be entitled to receive certificates therefor and required to deliver certificates therefor upon transfer or exchange thereof.

               12. Securities Depository; Stock Certificates. (a) If there is a Securities Depository, one certificate for all of the Preferred Shares of each series shall be issued to the Securities Depository and registered in the name of the Securities Depository or its nominee. Additional certificates may be issued as necessary to represent Preferred Shares. All such certificates shall bear a legend to the effect that such certificates are issued subject to the provisions restricting the transfer of Preferred Shares contained in these Articles Supplementary. Unless the Corporation shall have elected, during a Non-Payment Period, to waive this requirement, the Corporation will also issue stop-transfer instructions to the Auction Agent for the Preferred Shares. Except as provided in paragraph (b) below, the Securities Depository or its nominee will be the Holder, and no existing Holder shall receive certificates representing its ownership interest in such shares.

                      (b) If the Applicable Rate applicable to all Preferred Shares of a series shall be the Non-Payment Period Rate or there is no Securities Depository, the Corporation may at its option issue one or more new certificates with respect to such shares (without the legend referred to in paragraph 12(a)) registered in the names of the Existing Holders or their nominees and rescind the stop-transfer instructions referred to in paragraph 12(a) with respect to such shares.

               13. Interpretations. The Board of Directors may interpret the provisions of these Articles Supplementary to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not adversely affect the rights of Existing Holders of Preferred Shares."

        SECOND: The amendment to the charter of the Corporation set forth in these Articles of Amendment was advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation at a special meeting of the stockholders of the Corporation held on July 13, 1994.

        THIRD: The amendment to the charter of the Corporation set forth in these Articles of mendment does not increase the authorized capital stock of the Corporation.




               IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed by its President and its corporate seal to be affixed hereto and attested to by its Secretary as of the 13th day of July, 1994.

                             THE BLACKROCK INVESTMENT QUALITY
        (SEAL)               MUNICIPAL TRUST INC.


                             By/s/ Ralph L. Schlosstein
                               ------------------------------
                               Ralph L. Schlosstein
                               President


ATTEST:


/s/ Barbara G. Novick
---------------------------
Barbara G. Novick
Secretary




        The undersigned, the President of the BlackRock Investment Quality Municipal Trust Inc., hereby acknowledges the foregoing to be the corporate act of such Corporation and that, to the best of his knowledge, information and belief, the matters and facts set forth therein are true in all material respects, and that this statement has been made under the penalties for perjury.

                                            /s/ Ralph L. Schlosstein
                                            --------------------------------
                                            Ralph L. Schlosstein
                                            President




                                                             APPENDIX B-2


           THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.

                           ARTICLES OF AMENDMENT
                           ---------------------

        THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC., a Maryland corporation (the "Corporation"), hereby certifies as follows:

        FIRST: For the purposes of these Articles of Amendment, the following terms, when used herein in capitalized form, shall have the meanings indicated: (a) "Articles Supplementary" shall mean the Articles Supplementary of the Corporation which (i) created the classes of capital stock of the Corporation designated as the "Auction Rate Municipal Preferred Stock, Series T7" and the "Auction Rate Municipal Preferred Stock, Series T28" and (ii) were amended pursuant to Articles of Amendment that were filed with, and approved for record by, the Maryland State Department of Assessments and Taxation on July 15, 1994; and (b) "Effective Date" shall mean 5:00 p.m. (Eastern Daylight Time) on the date that these Articles of Amendment are filed with, and accepted for record by, the Maryland State Department of Assessments and Taxation in accordance with the Maryland General Corporation Law.

        SECOND: The amendment to the Charter of the Corporation hereinafter set forth in these Articles of Amendment shall become effective at the Effective Date.

        THIRD: Effective as of the Effective Date, the Charter of the Corporation shall be, and is hereby, amended for the purposes of changing and reclassifying certain of the shares of the authorized capital stock of the Corporation into additional authorized shares of the "Auction Rate Municipal Preferred Stock, Series T7" and the "Auction Rate Municipal Preferred Stock, Series T28" and decreasing the liquidation preferences thereof as follows:

               (a) By striking out the "DESIGNATION" set forth in the first paragraph of Article SECOND of the Articles Supplementary and inserting in lieu thereof the following:

                      "SERIES T7: A series of 2,600 shares of preferred stock, par value $.01 per share, liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon plus the premium, if any, resulting from the designation of a Premium Call Period, is hereby designated "Auction Rate Municipal Preferred Stock, Series T7." Each share of Auction Rate Municipal Preferred Stock, Series T7 shall have such preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Corporation's Charter applicable to preferred stock of the Corporation, as are set forth in these Articles Supplementary. The Auction Rate Municipal Preferred Stock, Series T7 shall constitute a separate series of preferred stock of the Corporation, and each share of the Auction Rate Municipal Preferred Stock, Series T7 shall be identical."

                      "SERIES T28: A series of 2,600 shares of preferred stock, par value $.01 per share, liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon plus the premium, if any, resulting from the designation of a Premium Call Period, is hereby designated "Auction Rate Municipal Preferred Stock, Series T28. Each share of Auction Rate Municipal Preferred Stock, Series T28 shall have such preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Corporation's Charter applicable to preferred stock of the Corporation, as are set forth in these Articles Supplementary. The Auction Rate Municipal Preferred Stock, Series T28 shall constitute a separate series of preferred stock of the Corporation, and each share of the Auction Rate Municipal Preferred Stock, Series T28 shall be identical."

               (b) By striking out the first sentence of Paragraph 3 (Liquidation Rights) of Article SECOND of the Articles Supplementary and inserting in lieu thereof the following:

                      "3. Liquidation Rights. Upon any, liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Holders shall be entitled to receive, out of the assets of the Corporation available for distribution to shareholders, before any distribution or payment is made upon any Common Stock or any other capital stock ranking junior in right of payment upon liquidation to the Preferred Shares, the sum of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared) thereon plus the premium, if any, resulting from the designation of a Premium Call Period to the date of distribution, and after such payment the holders of Preferred Shares will be entitled to no other payments other than Additional Dividends as provided in paragraph 2(e) hereof."

        FOURTH: Effective as of the Effective Date, each share of the issued and outstanding "Auction Rate Municipal Preferred Stock, Series T7" shall be converted into two (2) shares of the "Auction Rate Municipal Preferred Stock, Series T7," each of which shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as are afforded to each and every other share of the "Auction Rate Municipal Preferred Stock, Series T7" pursuant to the Charter of the Corporation (as amended by these Articles of Amendment) and the Maryland General Corporation Law.

        FIFTH: Effective as of the Effective Date, each share of the issued and outstanding "Auction Rate Municipal Preferred Stock, Series T28" shall be converted into two (2) shares of the "Auction Rate Municipal Preferred Stock, Series T28," each of which shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as are afforded to each and every other share of the "Auction Rate Municipal Preferred Stock, Series T28" pursuant to the Charter of the Corporation (as amended by these Articles of Amendment) and the Maryland General Corporation Law.

        SIXTH: The amendment to the Charter of the Corporation set forth in these Articles of Amendment was advised by the Board of Directors of the Corporation in accordance with the Charter and Bylaws of the Corporation and the Maryland General Corporation Law.

        SEVENTH: The amendment to the Charter of the Corporation set forth in these Articles of Amendment was approved by the stockholders of the Corporation at a meeting of the stockholders of the Corporation held on May 16, 1995 in accordance with the Charter and Bylaws of the Corporation and the Maryland General Corporation Law.

        EIGHTH: The amendment to the Charter of the Corporation set forth in these Articles of Amendment changes and reclassifies certain of the authorized shares of the capital stock of the Corporation into additional authorized shares of the "Auction Rate Municipal Preferred Stock, Series T7" and the "Auction Rate Municipal Preferred Stock, Series T28," respectively, but does not increase the aggregate number of authorized shares of the capital stock of the Corporation. Prior to the Effective Date, there were 1,300 authorized shares of the "Auction Rate Municipal Preferred Stock, Series T7." As of the Effective Date, there will be 2,600 shares of the "Auction Rate Municipal Preferred Stock, Series T7." Prior to the Effective Date, there were 1,300 authorized shares of the "Auction Rate Municipal Preferred Stock, Series T28." As of the Effective Date, there will be 2,600 shares of the "Auction Rate Municipal Preferred Stock, Series T28."




        IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed in its name and on its behalf by its President and its corporate seal to be affixed and attested to by its Secretary as of the 13th day of June, 1995.

ATTEST:                                     THE BLACKROCK INVESTMENT QUALITY
                                            MUNICIPAL TRUST INC.


/s/ Karen H. Sabath                       By /s/Ralph L. Schlosstein   (SEAL)
---------------------------                  -------------------------
Karen H. Sabath                           Ralph L. Schlosstein
Secretary                                     President

        The undersigned, being the duly elected and acting President of The BlackRock Investment Quality Municipal Trust Inc. hereby acknowledges that the foregoing Articles of Amendment, of which this certificate is a part, is the act and deed of The BlackRock Investment Quality Municipal Trust Inc., and certifies, under the penalties for perjury, to the best of his knowledge, information and belief, that all matters and facts set forth therein are true in all material respects.

                                                   /s/Ralph L. Schlosstein
                                                   --------------------------
                                                   Ralph L. Schlosstein
                                                   President




                                                            APPENDIX B-3

                                  FORM OF
                           ARTICLES SUPPLEMENTARY
          OF THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.


        THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC., a Maryland corporation having its principal Maryland office in the City of Baltimore (the "Corporation"), certifies to the State Department of Assessments and Taxation of Maryland that:

        FIRST: Pursuant to the authority expressly vested in the Board of Directors of the Corporation by article fifth of its Charter, the Board of Directors has reclassified 662 authorized and unissued shares of common stock of the Corporation as preferred stock of the Corporation by increasing the number of shares of stock designated as Auction Rate Municipal Preferred Stock, Series T7 from 5,200 to 5,862.


        SECOND: All of the authorized shares of the Auction Rate Municipal Preferred Stock, Series T7 shall be subject in all respects to the preferences, voting powers, restrictions, qualifications, and terms and conditions of redemption applicable to shares of Auction Rate Municipal Preferred Stock, Series T7 as provided in the Corporation's Charter;
provided, however, that the initial dividend period for such 662 shares shall be ____ days and the Initial Dividend Rate for such shares shall be ___%.


        IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed and acknowledged in its name and on its behalf on this ___ day of ________________, 2000, by its President, who acknowledges that these Articles Supplementary are the act of the Corporation and, to the best of his knowledge, information and belief and under penalties of perjury, all matters and facts contained in these Articles Supplementary are true in all material respects.

                               THE BLACKROCK INVESTMENT QUALITY MUNICIPAL
                               TRUST INC.


                               By:_____________________________
                                  Ralph L. Schlosstein
                                  President



Attest:


-----------------------
Karen H. Sabath
Secretary




                         PART C - OTHER INFORMATION


ITEM 24:    FINANCIAL STATEMENTS AND EXHIBITS

(1)  FINANCIAL STATEMENTS:

Included in Part A of the Registration Statement


Financial Highlights for the period ended October 31, 1993 each of the six years ended October 31, 1999.


PART I


Incorporated by reference to Registrant's most recent Annual Report to Shareholders dated October 31, 1999, respectively:

Independent Auditors Report for year ended October 31, 1999

Portfolio of Investments, October 31, 1999 (audited)

Statement of Assets and Liabilities, October 31, 1999 (audited)

Statement of Operations for the year ended October 31, 1999 (audited)

Statement of Changes in Net Investment Assets for the two years ended October 31, 1999 (audited)


(2)  EXHIBITS

The exhibits to this Registration Statement are listed in the Exhibit Index located elsewhere herein.


ITEM 25:    MARKETING ARRANGEMENTS

See the Forms of Purchase Agreement, Master Agreement Among Underwriters and Master Selected Dealer Agreement filed herewith as Exhibits (h)(1), (h)(2) and (h)(3).


ITEM 26:    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION



Securities and Exchange Commission fees               $   4,370
Printing and engraving expenses                         100,000
Legal fees                                               90,000
Accounting expenses                                       5,000
Rating Agency fees                                       35,000
Blue Sky filing fees and expenses                         5,000
Miscellaneous expenses                                   60,630

            Total*                                     $300,000

----------
* Estimated


ITEM 27:    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


The Trust is not under common control with any person except to the extent that the existence of identical boards of directors or trustees as the case may be, at other investment companies advised by the Advisor would render the Trust under common control with such other investment companies. The Trust does not control any person.



ITEM 28:    NUMBER OF HOLDERS OF SECURITIES

At Febraury 4, 2000:

                                                      NUMBER OF
            TITLE OF CLASS                            RECORD HOLDERS
            --------------------------------------------------------

Common Stock, $.01 par value                              531
Preferred Shares, $.01 par value                            1


ITEM 29:    INDEMNIFICATION

Under Registrant's Articles of Incorporation and By-Laws, the directors and officers of Registrant will be indemnified to the fullest extent allowed and in the manner provided by Maryland law and applicable provisions of the Investment Company Act of 1940, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided however to any officer or director against any liability to the Registrant or its securityholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article 2, Section 405.2 of the Maryland General Corporation Law provides that the Articles of Incorporation of a Maryland corporation may limit the extent to which directors or officers may be personally liable to the Corporation or its stockholders for money damages in certain instances. The Registrant's Articles of Incorporation provide that, to the fullest extent permitted by Maryland law, as it may be amended or interpreted from time to time, no director or officer of the Registrant shall be personally liable to the Registrant or its stockholders. The Registrant's Articles of Incorporation also provide that no amendment of the Registrant's Articles of Incorporation or repeal of any of its provisions shall limit or eliminate any of the benefits provided to directors and officers in respect of any act or omission that occurred prior to such amendment or repeal.

The underwriting agreements filed as Exhibit h hereto contain provisions requiring indemnification of the Registrant's underwriters by the Registrant.



ITEM 30:    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

See "Management of the Trust" in the Prospectus and for information regarding the business of the investment Advisor. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of BlackRock Advisors, Inc., reference is made to the Advisor's current Form ADV filed under the Investment Advisers Act of 1940, incorporated herein by reference.



ITEM 31:    LOCATION OF ACCOUNTS AND RECORDS


The accounts and records of the Registrant are maintained in part at the office of the Advisor at 400 Bellevue Parkway, Wilmington, Delaware 19809, in part at the offices of State Street, 1776 Heritage Drive, North Quincy, Massachusetts 02171, in part at the offices of State Street Bank & Trust Company, 150 Royal Street, Canton, Massachusetts 02021 and in part at the offices of the Administrator, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.


ITEM 32:    MANAGEMENT SERVICES

Except as described in Part I of this Registration Statement under the caption "Management of the Trust," the Registrant is not a party to any management service related contract.

ITEM 33:    UNDERTAKINGS

(1) Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net assets value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)  Not applicable

(3)  Not applicable

(4)  Not applicable

(5)  Registrant undertakes that:

            (a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as a part of a registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be a part of this Registration Statement as of the time it was declared effective.

            (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional
Information.

(7) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding (is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.




                                 SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 2nd day of March, 2000.


           THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.

                                                                *
                                                      ---------------------
                                                      Ralph L. Schlosstein
                                                      President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

    Signatures                       Title                        Date
    ----------                       -----                        ----


          *                 President (Principal Executive     March 2, 2000
----------------------       Officer) and Director
 Ralph L. Schlosstein


          *                 Treasurer (Principal Financial     March 2, 2000
----------------------      and Accounting Officer)
    Henry Gabbay


          *                 Director                           March 2, 2000
----------------------
  Laurence D. Fink


          *                 Director                           March 2, 2000
----------------------
  Andrew F. Brimmer


          *                 Director                           March 2, 2000
----------------------
 Richard E. Cavanagh


          *                 Director                           March 2, 2000
----------------------
     Kent Dixon


          *                 Director                           March 2, 2000
----------------------
   Frank J. Fabozzi


          *                 Director                           March 2, 2000
----------------------
James Clayburn LaForce, Jr.


          *                 Director                           March 2, 2000
----------------------
  Walter F. Mondale


--------------
* Signed by Karen Sabath pursuant to power of attorney, dated January 3, 2000.




                             INDEX TO EXHIBITS

                                                                  SEQUENTIALLY
EXHIBIT                                                           NUMBERED
NUMBER                                                            PAGE
-------                                                           -------------
a.    (1)  Articles of Incorporation*
      (2) Articles of Amendment dated July 13 1994 (for outstanding preferred shares)*
      (3) Articles of Amendment dated June 13, 1995 (for outstanding preferred shares)* (4) Form of Articles Supplementary (for New Preferred Shares)*
b.    By-Laws*
c.    None
d.    (1)  Specimen Stock Certificate Representing Shares of
           Common Stock*
      (2)  Form of Specimen Stock Certificate Representing Series T7
           Preferred Shares*
      (3)  Form of Specimen Stock Certificate Representing Series T28
           Preferred Shares*
e.    Dividend Reinvestment Plan*
f.    Not Applicable
g.    (1)  Advisory Agreement*



      (2)  Administration Agreement*
h.    (1)  Form of Purchase Agreement for initial public offering+
      (2) Form of Master Agreement Among Underwriters for initial public offering+
      (3) Form of Master Selected Dealer Agreement for initial public offering+
i.    Not Applicable
j.    (1)  Custodian Agreement*
      (2)  Transfer Agent Agreement*
k.    (1)  Auction Agent Agreement*
      (2)  Form of Broker-Dealer Agreement+
      (3)  Form of Depository Agreement+
l.    Opinion and consent of counsel++
m.    Not Applicable
n.    Consent of Independent Accountants+
o.    Not Applicable
p.    Not Applicable
q.    Not Applicable
r.    Code of Ethics++
s.    Powers of Attorney*

--------------
*  Previously filed.
+  Filed herewith.
++ To be filed by amendment.